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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-08895

ING Funds Trust

(Exact name of registrant as specified in charter)

7337 E. Doubletree Ranch Rd., Scottsdale, AZ	85258
(Address of principal executive offices)	(Zip code)

The Corporation Trust Company, 1209 Orange Street, Wilmington, DE 19801

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-992-0180

Date of fiscal year end:	March 31

Date of reporting period:	March 31, 2007

Item 1. Reports to Stockholders.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1):

Funds

Annual Report

March 31, 2007

Classes A, B, C, I, O, Q and R

Fixed-Income Funds

■	ING GNMA Income Fund
■	ING High Yield Bond Fund
■	ING Intermediate Bond Fund
■	ING National Tax-Exempt Bond Fund

Money Market Funds

■	ING Classic Money Market Fund
■	ING Institutional Prime Money Market Fund

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This report is submitted for general information to shareholders of the ING Funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.

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PROXY VOTING INFORMATION

A description of the policies and procedures that the Funds use to determine how to vote proxies related to portfolio securities is available (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Funds’ website at www.ingfunds.com; and (3) on the SEC’s website at www.sec.gov. Information regarding how the Funds voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Funds’ website at www.ingfunds.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the website at www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330; and is available upon request from the Funds by calling Shareholder Services toll-free at (800) 992-0180.

PRESIDENT’S LETTER

Dear Shareholder,

The year is far from over but already investors have witnessed some remarkable events. There were global market tremors that came on the heels of last February’s single-day freefall in Chinese stocks. Widespread ripples were also felt following a downturn in the U.S. sub-prime mortgage industry. But, there have also been many positive developments. The U.S. Federal Reserve Board appears confident about the future. The U.S. labor market continues to show strength and recently we have seen the Dow Jones Industrial Average(1) achieve a series of record-setting highs.

Meanwhile, investors seeking income should be especially pleased to know that U.S. bonds remain popular among overseas investors and long-term inflation expectations continue to dwindle. Such news is typically a good sign for bonds.

What do we make of all of these contrasting signals? When friends and colleagues in the industry voice concerns about such seemingly-divergent milestones, I remind them that such events underscore the importance of a well-diversified investment strategy. Study after study shows that a portfolio allocated across a diverse group of asset classes and investment sectors may provide an investor with solid footing for the long-term, despite the short-term commotions.

We at ING Funds remain committed to providing you, our investor, with a diverse and comprehensive line-up of innovative investment products, including a range of global investment solutions — all designed for the long-term. Whatever your investing goals, we look forward to continuing to serve you.

Sincerely,

Shaun P. Mathews

President

ING Funds

May 1, 2007

The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and ING Funds disclaims any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for an ING Fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any ING Fund. Reference to specific company securities should not be construed as recommendations or investment advice.

For more complete information, or to obtain a prospectus for any ING Fund, please call your Investment Professional or ING Funds Distributor, LLC at (800) 992-0180 or log on to www.ingfunds.com. The prospectus should be read carefully investing. Consider the fund’s investment objectives, risks, and charges and expenses carefully before investing. The prospectus contains this information and other information about the fund. Check with your Investment Professional to determine which funds are available for sale within their firm. Not all funds are available for sale at all firms.

(1)	The Dow Jones Industrial Average is a widely followed measurement of the stock market. The average is comprised of 30 stocks that represent leading companies in major industries. These stocks, widely held by both individual and institutional investors, are considered to be all blue-chip companies.

MARKET PERSPECTIVE:  YEAR ENDED MARCH 31, 2007

In our semi-annual report, we described a weakening economy and an inactive U.S. Federal Reserve Board (“Fed”) after seventeen interest rate increases to 5.25%. From March 31, 2006 to September 30, 2006, the ten-year Treasury yield fell 22 basis points (0.22%) to 4.63% and the two-year Treasury yield 13 basis points (0.13%) to 4.69%. This yield curve inversion, suggested that fixed income investors anticipated declining interest rates, often associated with a pronounced economic slow down. In recent years, the booming housing market had been a powerful driver of growth through new construction and increased spending power generated by mortgage loan refinancing. However, this had deteriorated appreciably and continued to do so into the second half of our fiscal year, with home prices and the key new building permits measure falling sharply. Third quarter gross domestic product (“GDP”) growth came in at only 2% annualized. Even still, the Federal Open Market Committee (“FOMC”) in December, leaving rates at 5.25% for the fourth time, maintained that “some inflation risks remain.” Indeed, the last reported core inflation rate of 2.9% had been the largest in over ten years. Yet by December 2006, core Consumer Price Index (“CPI”) was being reported flat on a monthly basis and the trend was unmistakably to the downside. The yield on the ten-year Treasury plumbed its low point for the second half at 4.43% on December 4, 2006.

The rebound was swift. The housing market had started to show some signs of bottoming out and in the last few days of 2006, unexpectedly good new and existing home sales figures were reported, along with improved consumer confidence. The early data in 2007 sustained this view, with reassuringly strong employment, retail sales and confidence readings as well as robust increases in housing starts and pending home sales. The first estimate of fourth quarter GDP growth was an impressive 3.5%. The ten-year Treasury yield continued to rise, reaching its peak of 4.89% on January 29, 2007.

Yet seeds of doubt were planted, when it was reported on February 2, 2007, that the November 2006 default rate among sub-prime housing loans was higher than during the 2001 recession. It had long been feared that mortgage lending had become far too lax during the boom, particularly to those least able to repay and that the inevitable correction would be severe. Within weeks the country’s largest sub-prime mortgage lender, HSBC, increased its loss reserves by $1.76 billion and the second biggest, New Century Financial, was de-listed from the New York Stock Exchange on its way to Chapter 11. The apparent recovery in housing figures proved illusory, explained by the mild weather of early winter, as new starts and sales later plummeted and house prices started to fall. The ten-year Treasury yield fell back more than 30 basis points (0.30%) in February 2007, as fears of a slowing economy again dominated investor sentiment.

February 2007 was an unsettling month in other ways. The China stock market had practically doubled in 2006 and the long expected pull back eventually came on February 27th when the index fell 9%. The effect on sentiment was to shake relative risk strategies across asset classes. In fixed income markets, money left high yield bonds and went into investment grade bonds. Investors favored shorter terms over longer terms.

As for the Fed, interest rates were left unchanged throughout the period. But, policy bias had been towards further tightening and given the renewed pessimism and risk aversion, great interest had built up in how and when this bias might change. On March 21, 2007, with the news still full of sub-prime loan problems and GDP growth having been sharply revised down below 3%, we found out. Reference to a tightening bias was removed, but inflation was still named as the predominant concern! Bafflement was one unsurprising reaction. Another, was the elimination of some of the much-watched yield curve inversion. The two-year Treasury yield had exceeded the ten-year yield since August 2006. However, the removal of FOMC bias with inflation still not defeated was a recipe for longer rates to rise relative to shorter rates.

From September 30, 2006 to March 31, 2007, the ten-year Treasury yield rose just 2 basis points (0.02%) to 4.65%, having moved in a 46 basis point (0.46%) range. During the same period, the two-year Treasury yield fell 11 basis points (0.11%) to 4.58%. The broad Lehman Brothers® Aggregate Bond Index(1) (“LBAB”) of investment grade bonds, having gained 3.73% to September 30, 2006 added 2.76% in the second six months, while the Lehman Brothers® US Corporate High Yield Index(2) returned 6.95%, after 4.40% in the first half. For the year ended March 31, 2007, the LBAB returned 6.59% and the Lehman Brothers® US Corporate High Yield Index returned 11.58%.

Global equities in the form of the Morgan Stanley Capital International World IndexSM(3) (“MSCI World Index”) measured in local currencies, rose a paltry 1.8%

MARKET PERSPECTIVE:  YEAR ENDED MARCH 31, 2007

in the first half of our fiscal year including net reinvested dividends, but surged 9.3% in the second and for the year ended March 31, 2007, returned 15.44%. This was despite being hit hard by the sell-off in China, falling on average about 7% at the worst levels before recovering more than half of the loss.

U.S. equities, represented by the Standard & Poor’s 500® Composite Stock Price Index(4) (“S&P 500® Index”) gained 7.4% in the second half, after 4.1% in the first. Stocks stood up well to sub-prime mortgage lending issues as quarterly earnings figures indicated a 14th straight double digit increase.

Investors in international equities did even better based on MSCI local currency indices. In Japan after a 5.2% drop in the first half the market advanced 8.7% in the second, boosted by the fastest quarterly rate of GDP growth in three years. The European ex UK and the UK markets rose just 3.0% and 1.6% respectively in the first half. But in the second, investors were encouraged by the fastest GDP growth in years and widespread, large-scale merger and acquisition activity. Europe ex UK powered ahead 11.7% and UK stocks returned 8.2%.

(1)  The LBAB Index is a widely recognized, unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.

(2)  The Lehman Brothers® US Corporate High Yield Index is an unmanaged index that covers the US-denominated, non-investment grade, fixed-rate, taxable corporate bond market with securities having a maximum quality rating of Ba1.

(3)  The MSCI World® Index is an unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.

(4)  The S&P 500® Index is an unmanaged index that measures the performance of the securities of approximately 500 of the largest companies in the U.S.

All indices are unmanaged and investors cannot invest directly in an index.

Past performance does not guarantee future results. The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Funds’ performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.ingfunds.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of the ING Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

ING GNMA INCOME FUND	PORTFOLIO MANAGERS’ REPORT

ING GNMA Income Fund (the “Fund”) seeks to generate a high level of current income, consistent with liquidity and safety of principal, through investment primarily in Government National Mortgage Association (“GNMA”) mortgage-backed securities (also known as GNMA Certificates) that are guaranteed as to the timely payment of principal and interest by the U.S. government. The Fund is managed by Denis P. Jamison, CFA, Senior Vice President and Senior Portfolio Manager of ING Investment Management Co. — the Sub-Adviser.

Securities issued by the U.S. Treasury are backed by the full faith and credit of the federal government. Securities issued by individual agencies and organizations may be backed by the full faith and credit of the federal government as to principal or interest but are not direct obligations of the U.S. Treasury. Securities of some agencies and organizations are backed solely by the entity’s own resources or by the ability of the entity to borrow from the U.S. Treasury. Government securities also include certain mortgage-related securities that are sponsored by a U.S. government agency or organization and are not direct obligations of the U.S. government.

Performance: For the year ended March 31, 2007, the Fund’s Class A shares, excluding sales charges, provided a total return of 5.72% compared to the Lehman Brothers® Mortgage-Backed Securities Index, which returned 6.94% for the same period.

Portfolio Specifics: Mortgage securities performed reasonably well over the last twelve-months as low interest rate volatility helped reduce investor fear of principal prepayments. The yield spread narrowed between these securities and those of the U.S. Treasury. Unfortunately, investors were likewise complacent regarding credit risk and returns from agency-backed mortgage obligations far outpaced those earned by government backed GNMA securities. For example, Federal National Mortgage Association (“FNMA”) -backed mortgages returned 7.0% in the twelve-months ended March 31, 2007, while GNMA securities gained only 6.2%. The Fund must invest at least 80% of its assets in GNMA mortgages with the remainder allocated largely to those of the U.S. Treasury. The price spreads between comparable coupon FNMA-backed and GNMA- backed mortgages are now below historic norms. In our opinion, it is reasonable to presume that the underperformance of the GNMA sector is close to an end.

We gradually liquidated our $120 million GNMA multi-family mortgage loan portfolio during 2006. Valuations for these securities moved to extremes as the dealer community bid aggressively for collateral to place into structured mortgage securities. We recognized about $1.8 million in gains on our sales, adding about 0.25% to the Fund’s return over the last year. Our success in the U.S. Treasury bond arena was erratic. During the first nine months of the fiscal year, trading activity in long-term U.S. Treasury bonds and notes produced $2.1 million in realized capital gains. Unfortunately, we gave back $1.1 million of these gains in the first three months of 2007. The Fund usually holds $50 million to $100 million in U.S. Treasury securities. These assets are used to manage the Fund’s overall interest rate sensitivity.

GNMA mortgages underperformed FNMA and Federal Home Loan Mortgage Corporation (“FHLMC”) securities by about 0.80% during the last twelve-months. There has been a secular decline in GNMA issuance over the last 10 years while the publicly owned agencies have been on a growth binge. GNMA securities constituted 25% of the Lehman Brothers® Mortgage-Backed Securities Index in 1998. They now have less than an 8% share. As a result, index and GNMA returns are becoming less correlated. GNMA securities performed exceptionally well in 2005, outpacing the Lehman Brothers® Mortgage-Backed Securities Index by 0.59%. Last year, was an overreaction in the other direction.

In November, 2006, we acquired $15 million face value 30-year U.S. Treasury bonds, $15 million worth of 10-year notes, and $35 million two-year notes. The objective was to neutralize the Fund’s duration versus its peers while also better positioning the portfolio for a steepening in the yield curve. Losses mounted on the position through January and early February, at which point, we liquidated the holdings and recognized a $1.1 million loss. The market subsequently rallied. Had we held the positions, we would have been breakeven on the investments.

Current Strategy and Outlook: The bond market, as measured by the yield of 10-year U.S. Treasury notes, has been in a 0.50% trading range since August. As weak economic numbers are reported, we see sentiment build about an imminent U.S. Federal Reserve Board (“Fed”) easing and yields slide down to the 4.4% to 4.5% area. Then, on any signs of economic life, we climb back toward 4.8% to 4.9%. We believe this gridlock will continue until it becomes clear — as measured by the near term federal funds futures contracts — that the Fed will lower rates in two or three months. Meanwhile, we continue to add to our holdings of higher coupon GNMA securities and will deploy our cash into bonds at the top of the assumed range and return to cash when the market returns to lower yields.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

PORTFOLIO MANAGERS’ REPORT	ING GNMA INCOME FUND

Average Annual Total Returns for the Periods Ended March 31, 2007
	1 Year	5 Year	10 Year	Since Inception of Class B October 6, 2000		Since Inception of Class C October 13, 2000		Since Inception of Class I January 7, 2002		Since Inception of Class Q February 23, 2001
Including Sales Charge:
Class A(1)	0.74%	3.65%	5.55%	—		—		—		—
Class B(2)	(0.16)%	3.53%	—	4.65%		—		—		—
Class C(3)	3.85%	3.86%	—	—		4.60%		—		—
Class I	5.92%	4.98%	—	—		—		4.76%		—
Class Q	5.76%	4.74%	—	—		—		—		4.86%
Excluding Sales Charge:
Class A	5.72%	4.67%	6.07%	—		—		—		—
Class B	4.84%	3.87%	—	4.65%		—		—		—
Class C	4.85%	3.86%	—	—		4.60%		—		—
Class I	5.92%	4.98%	—	—		—		4.76%		—
Class Q	5.76%	4.74%	—	—		—		—		4.86%
Lehman Brothers® Mortgage-Backed Securities Index(4)	6.94%	4.97%	6.31%	5.85%	(5)	5.65%	(5)	4.92%	(6)	4.92%	(7)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING GNMA Income Fund against the index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)	Reflects deduction of the maximum Class A sales charge of 4.75%. Effective July 31, 2006, the maximum Class A sales charge has been lowered to 2.50%.
(2)	Reflects deduction of the Class B deferred sales charge of 5% and 2% for the 1 year and 5 year returns, respectively.
(3)	Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.
(4)

The Lehman Brothers® Mortgage-Backed Securities Index is an unmanaged index composed of fixed-income security mortgage pools sponsored by GNMA, FNMA and FHLMC, including GNMA Graduated Payment Mortgages.

(5)	Since Inception performance for index is shown from October 1, 2000.
(6)	Since inception performance for index is shown from January 1, 2002.
(7)	Since inception performance for index is shown from March 1, 2001.

ING HIGH YIELD BOND FUND	PORTFOLIO MANAGERS’ REPORT

Investment Type Allocation

as of March 31, 2007

(as a percent of net assets)

Corporate Bonds/Notes	98.5%
Mutual Funds	0.9%
Repurchase Agreement	0.9%
Other Assets and Liabilities — Net	(0.3)%

Net Assets	100.0%

Portfolio holdings are subject to change daily.

ING High Yield Bond Fund (the “Fund”) seeks to provide investors with a high level of current income and total return. The Fund is managed by Randall Parrish(1), CFA and Portfolio Manager of ING Investment Management Co. — the Sub-Adviser.

Performance: For the year ended March 31, 2007, the Fund’s Class A shares, excluding sales charges, provided a total return of 10.54% compared to the Lehman Brothers® High Yield Bond Index and the Lehman Brothers® High Yield Bond — 2% Issuer Constrained Composite Index, which returned 11.58% and 10.97%, respectively, for the same period.

Portfolio Specifics: After the high-yield market bottomed out at the end of June 2006, the Lehman Brothers High Yield Bond—2% Issuer Constrained Index posted seven consecutive months of total returns in excess of 1% from August through February 2007. The Fund’s conservative positioning, relative to the benchmark, resulted in its underperformance through October, as we did not adequately participate in the rally in lower quality, higher-yielding bonds. By late 2006, we had increased the risk profile of the Fund to bring it in line with the market as a whole, reflecting our generally constructive outlook for high yield. We remained underweight the highest-yielding portion of the index and the yield of the Fund was close enough to that of the benchmark to allow us to outperform based on individual security selection calls during the second half of the year. Specifically, the Fund benefited from an overweight position in the cable and energy sectors in the second half of 2006, as well as from specific issuer positions across a wide range of names. General Motors and General Motors Acceptance Corporation had the biggest positive impact on the portfolio as they rose in the lead up to GM’s sale of 51% of GMAC at the end of 2006. Bonds of both issuers significantly outperformed the benchmark through the second half of last year.

Current Strategy and Outlook: We remain constructive on the near-term prospects for the high-yield market. In our opinion, the underlying fundamentals continue to be strong, including high profit margins, strengthening balance sheets and excellent liquidity. The asset class also continues to attract capital-seeking yield. The risk premium in high yield (measured as spread versus Treasuries) remains low versus historical levels, but as long as defaults remain low and risk appetite high, it is difficult to envision a meaningful reversal. As a result, we believe high yield is likely to continue to outperform other fixed income asset classes in the near term as spreads remain near historically tight levels. In our opinion, the increase in lower-quality issuance over the past couple years will eventually cause an increase in defaults, but we continue to believe that occurrence is still several quarters away. The yield of the Fund remains in line with that of its benchmarks, as we have offset our underweight in the highest yielding – and highest risk – portion of the market with an underweight in the lowest yielding portion of the market. We continue to focus on fundamental analysis to drive individual security selection, seeking out companies that are showing positive operating momentum and those in which potential event risk skews toward a positive outcome for bondholders.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

(1)	Effective March 1, 2007, Randall Parrish was named Portfolio Manager to the Fund and Greg Jacobs and Kurt Kringelis were removed as portfolio managers to the Fund.

Top Ten Industries

as of March 31, 2007

(as a percent of net assets)

Media	12.5%
Diversified Financial Services	12.2%
Telecommunications	7.9%
Chemicals	6.6%
Commercial Services	5.6%
Healthcare-Services	4.5%
Retail	4.5%
Oil & Gas	4.3%
Forest Products & Paper	4.2%
Electric	3.0%

Portfolio holdings are subject to change daily.

PORTFOLIO MANAGERS’ REPORT	ING HIGH YIELD BOND FUND

Average Annual Total Returns for the Periods Ended March 31, 2007
	1 Year	5 Year	Since Inception of Classes A, B and C December 15, 1998
Including Sales Charge:
Class A(1)	5.34%	6.50%	5.82%
Class B(2)	4.72%	6.42%	5.65%
Class C(3)	8.70%	6.77%	5.67%
Excluding Sales Charge:
Class A	10.54%	7.55%	6.44%
Class B	9.72%	6.73%	5.65%
Class C	9.70%	6.77%	5.67%
Lehman Brothers® High Yield Bond Index(4)	11.58%	10.39%	6.52%	(6)
Lehman Brothers® High Yield Bond—2% Issuer Constrained Composite Index(5)	10.97%	10.43%	6.58%	(6)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING High Yield Bond Fund against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)	Reflects deduction of the maximum Class A sales charge of 4.75%. Effective July 31, 2006, the maximum Class A sales charge has been lowered to 2.50%.
(2)	Reflects deduction of the Class B deferred sales charge of 5% and 2% for the 1 year and 5 year returns, respectively.
(3)	Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.
(4)	The Lehman Brothers® High Yield Bond Index is an unmanaged index that measures the performance of fixed-income securities generally representative of corporate bonds rated below investment grade.
(5)

The Lehman Brothers® High Yield Bond — 2% Issuer Constrained Composite Index is an unmanaged index that measures the performance of fixed-income securities. The Composite Index more closely tracks the types of securities in which the Fund invests than the Lehman Brothers® High Yield Bond Index.

(6)	Since inception performance for indices is shown from December 1, 1998.

ING INTERMEDIATE BOND FUND	PORTFOLIO MANAGERS’ REPORT

Investment Type Allocation

as of March 31, 2007

(as a percent of net assets)

Collateralized Mortgage Obligations	34.2%
U.S. Government Agency Obligations	28.7%
Corporate Bonds/Notes	25.0%
U.S. Treasury Obligations	9.0%
Asset-Backed Securities	5.2%
Mutual Fund	2.6%
Preferred Stock	1.2%
Foreign Government Securities	1.0%
Municipal Bonds	1.0%
Other Bonds	0.9%
Repurchase Agreement	0.1%
Other Assets and Liabilities — Net*	(8.9)%

Net Assets	100.0%

*	Includes Securities Lending Collateral

Portfolio holdings are subject to change daily.

ING Intermediate Bond Fund (the “Fund”) seeks to provide investors with a high level of current income, consistent with the preservation of capital and liquidity. The Fund is managed by James B. Kauffmann, Portfolio Manager of ING Investment Management Co. — the Sub-Adviser.

Performance: For the year ended March 31, 2007, the Fund’s Class A shares, excluding sales charges, provided a total return of 6.03% compared to Lehman Brothers® Aggregate Bond Index (“LBAB Index”), which returned 6.59% for the same period.

Portfolio Specifics: The year ended March 31, 2007 witnessed a bond market in transition as the U.S. Federal Reserve Board (“Fed”) moved from tightening short-term rates to holding them steady. Market expectations about future Fed activity was anything but steady as the consensus view seesawed between imminent easing by the Fed to a belief that the central bank would continue to hold rates at 5.25%. Mixed — yet declining — results for the residential real estate market vexed forecasters as warmer weather at the end of 2006 acted as a boon to the market and made year-over-year comparisons hard. Nevertheless, the widening problems in the sub-prime mortgage market in the first quarter of 2007 clearly concerned even the most optimistic pundits. While risk premiums became tighter, spasms of risk aversion briefly upset the markets in May 2006 and late February 2007. During the period, inflation remained above the Federal Open Market Committee’s comfort level, the economy continued to cool, and mergers and acquisitions continued at a torrid pace. Yet a record level of corporate debt was issued during the year. The period also witnessed the collapse of Amaranth, the $9.2 billion hedge fund, which saw its gamble on natural gas prices go wrong. As the largest hedge fund collapse to date, eclipsing Long Term Capital Management’s ignominious fall, the market seemingly took this in its stride. Despite bouts of capital market volatility, the LBAB Index posted a total return of 6.59% during the Fund’s fiscal year. All major sectors of the index outperformed like duration Treasuries, although mortgages and home equity loans encountered some resistance in early 2007. High yield returned 11.58% for the year ended March 31, 2007. Emerging market debt (“EMD”) returned 9.48% for the same period. The U.S. Treasury yield curve inverted leaving short-term interest rates higher than long-term rates, and the bellwether ten-year note declined 0.20% to close with a yield of 4.64%.

Several major themes dominated returns during the period. Tactical overweight positions to securitized assets such as mortgage-backed securities — especially 7/1 and 10/1 ARMs — asset-based securities and commercial mortgage-backed securities contributed positively. In contrast, a short-duration position acted as a drag in the last six months of the year. Generally, the Fund was underweight longer-dated corporate bonds in the face of miniscule spreads, or risk compensation. However, tactical allocations to longer maturity credit helped. The Fund managed to navigate the late May to early June risk hiccup in 2006 as well as the late February sub-prime mortgage sell off. In both instances, the sell off in riskier assets worldwide was brief. Throughout the fiscal year, we had small high yield and EMD positions. However, the strong performance of both sectors indicated that a more sizable commitment was warranted.

Current Outlook and Strategy: While we believe that risk aversion has disappeared, we remain cautious. The supposed epicenter of this flight from risk, the Shanghai stock market, has recovered from its -8.8% decline and is now touching new highs. Yet the most challenged of the U.S. sub-prime mortgage market is still an issue. Our caution is based on the potential for secondary after-shocks in a technically queasy market. It is not a concern about the wholesale contagion espoused by some pundits. Recent economic releases suggest weakened capital spending, elevated inflation, low unemployment, and a housing market in search of terra firma. We believe all of this adds up to a Fed waiting for more data — not a Fed on the brink of rescuing capital markets during bouts of risk aversion. In our opinion, to do this so early in his tenure as Chairman might put Ben Bernanke in the unenviable position of creating a moral hazard with long-term consequences.

Identifying bonds that trade at a discount to their intrinsic value is the hallmark of our security selection process, and now, after the risk aversion temblors, some value may exist, selectively, in the sub-prime arena. We are actively sifting through related markets for bonds that meet our credit criteria. In a corporate bond market offering thin risk premia, our credit team remains alert to leveraged buyout (“LBO”) and shareholder enhancement risks, such as the first quarter announcement of the largest ever LBO. We have positioned the term structure of the portfolio for rising ten- and thirty-year rates in the context of a neutral duration posture for the portfolio as a whole. This stance is the result of the potential for additional flight-to-quality episodes and an admittedly softer economic picture. Moreover, we have added Treasury Inflation-Protected Securities exposure in light of the steady upward creep of inflation.

We remain positive about EMD. As global markets moderate, we believe growth in Europe and Asia to help, particularly as inflation risks seem contained. For high yield, although it is unlikely that the volatility observed in late February and early March is fully behind us, our longer-term outlook remains positive. We believe concerns surrounding subprime mortgages, consumer spending and business investment are likely to produce short-term instability. However, we believe moderate but positive economic growth, low interest rates and a continuing absence of defaults bode well for high yield in the intermediate term.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

PORTFOLIO MANAGERS’ REPORT	ING INTERMEDIATE BOND FUND

Average Annual Total Returns for the Periods Ended March 31, 2007
	1 Year	5 Year	Since Inception of Classes A, B and C December 15, 1998		Since Inception of Class I January 8, 2002		Since Inception of Class O August 13, 2004		Since Inception of Class R March 16, 2004
Including Sales Charge:
Class A(1)	0.95%	4.47%	5.77%		—		—		—
Class B(2)	0.23%	4.34%	5.58%		—		—		—
Class C(3)	4.24%	4.70%	5.60%		—		—		—
Class I	6.26%	5.84%	—		5.66%		—		—
Class O	6.02%	—	—		—		3.87%		—
Class R	5.75%	—	—		—		—		3.06%
Excluding Sales Charge:
Class A	6.03%	5.48%	6.39%		—		—		—
Class B	5.23%	4.67%	5.58%		—		—		—
Class C	5.24%	4.70%	5.60%		—		—		—
Class I	6.26%	5.84%	—		5.66%		—		—
Class O	6.02%	—	—		—		3.87%		—
Class R	5.75%	—	—		—		—		3.06%
LBAB Index(4)	6.59%	5.35%	5.52%	(5)	5.11%	(6)	4.31%	(7)	3.31%	(8)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Intermediate Bond Fund against the index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)	Reflects deduction of the maximum Class A sales charge of 4.75%. Effective July 31, 2006, the maximum Class A sales charge has been lowered to 2.50%.
(2)	Reflects deduction of the Class B deferred sales charge of 5% and 2% for the 1 year and 5 year returns, respectively.
(3)	Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.
(4)

The LBAB Index is an unmanaged index composed of securities from the Lehman Brothers Intermediate Government/Corporate Bond Index, Mortgage-Backed Securities Index, and the Asset Backed Securities Index including securities that are investment-grade quality or better and have at least one year to maturity.

(5)	Since inception performance for index is shown from December 1, 1998.
(6)	Since inception performance for index is shown from January 1, 2002.
(7)	Since inception performance for index is shown from August 1, 2004.
(8)	Since inception performance for index is shown from April 1, 2004.

ING NATIONAL TAX-EXEMPT BOND FUND	PORTFOLIO MANAGERS’ REPORT

ING National Tax-Exempt Bond Fund (the “Fund”) seeks to provide investors with a high level of current income that is exempt from federal income taxes, consistent with the preservation of capital. The Fund is managed by Robert Schonbrunn, Karen Cronk, and Rick Kilbride, Portfolio Managers of ING Investment Management Co. — the Sub-Adviser.

Performance: For the year ended March 31, 2007, the Fund’s Class A shares, excluding sales charges, provided a total return of 4.83% compared to the Lehman Brothers Municipal Bond Index and the Lehman Brothers® Aggregate Bond Index (“LBAB Index”), which returned 5.43% and 6.59%, respectively, for the same period.

Portfolio Specifics: Looking back to April 2006, the U.S. Federal Reserve Board (“Fed”) was still tightening credit by raising the federal funds rate, and longer-term interest rates were rising. We kept the Fund in a defensive posture with lower sensitivity to rising interest rates, which had the beneficial effect of preserving capital during a difficult period. Sensing the Fed was nearing the end of their tightening cycle in May and June, we began to shift assets into longer maturities to increase the sensitivity of the portfolio to lower rates in the future. This move paid off as rates declined and bond values increased during the third calendar quarter after the Fed signaled a pause in their tightening program. Since the drop in interest rates in July and August, rates stayed within a tight trading range, without a discernable trend, we became slightly more defensive.

During the past twelve months, bonds with longer-term maturities performed the best on the municipal bond yield curve. The yield curve or the difference between short-term interest rates and long-term interest rates flattened. Longer-term rates declined while rates at the shorter end remained relatively stable. Our holdings of longer-term bonds, which is part of our barbell yield curve strategy, performed well. Another trend that continued throughout the fiscal year was the outperformance of lower-quality bonds including those rated ‘BBB’ over bonds rated ‘AAA’. As investors tried to capture more yield, they bought more lower-rated, higher-yielding bonds, which narrowed the spread or difference between the differently rated bonds and caused the lower-quality issues to outperform. While the Fund maintained an overall ‘AA’ quality rating, our holdings of hospital, industrial revenue and tobacco bonds in the lower-rated categories added to returns. The Fund ended the fiscal year with a coupon of 5.44%, and a yield to maturity of 4.19%. Both of which were comparatively attractive rates.

Current Strategy and Outlook: We believe that the Fed has ended its tightening cycle and that interest rates will decline, but the timing is still not clear. The unwinding of the housing bubble and the weakness in capital spending are dampening economic growth, while inflation is remaining stubbornly higher than the Fed would like to see. We believe inflation will decline, and we are paying particular attention to labor costs. As we gain more confidence that the slowing economy will force interest rates lower, we will extend our bond maturities to raise the portfolio’s sensitivity to interest rate changes. We continue to search for attractively priced individual issues to add to the portfolio.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings

as of March 31, 2007

(as a percent of net assets)

Pleasant Valley School District, CA, 5.850%, due 08/01/31	4.5%
Harris County Health Facilities Development Corp., TX, 5.750%, due 07/01/27	4.4%
Payne County Economic Development Authority, OK, 6.375%, due 06/01/30	4.1%
Port Authority of New York & New Jersey, 6.250%, due 12/01/11	4.1%
Lebanon County Health Facilities Authority, PA, 6.000%, due 11/15/35	4.0%
City of New York, 5.000%, due 08/01/24	3.9%
Clovis Public Financing Authority, CA, 5.000%, due 08/01/26	3.9%
De Kalb-Ogle Etc Counties Community College District No. 523, IL, 5.750%, due 02/01/11	3.9%
New York State Dormitory Authority, 5.500%, due 07/01/15	3.9%
Oklahoma Industries Authority, 6.000%, due 08/15/19	3.9%

Portfolio holdings are subject to change daily.

PORTFOLIO MANAGERS’ REPORT	ING NATIONAL TAX-EXEMPT BOND FUND

Average Annual Total Returns for the Periods Ended March 31, 2007

	1 Year	5 Year	Since Inception of Classes A, B and C November 8, 1999
Including Sales Charge:
Class A(1)	(0.13)%	3.63%	4.35%
Class B(2)	(0.95)%	3.51%	4.25%
Class C(3)	3.04%	3.85%	4.27%
Excluding Sales Charge:
Class A	4.83%	4.63%	5.04%
Class B	4.05%	3.86%	4.25%
Class C	4.04%	3.85%	4.27%
Lehman Brothers Municipal Bond Index(4)	5.43%	5.50%	6.12%	(6)
LBAB Index(5)	6.59%	5.35%	6.22%	(6)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING National Tax-Exempt Bond Fund against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charge and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay (if any) on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)	Reflects deduction of the maximum Class A sales charge of 4.75%.
(2)	Reflects deduction of the Class B deferred sales charge of 5% and 2% for the 1 year and 5 year returns, respectively.
(3)	Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.
(4)

The Lehman Brothers Municipal Bond Index is an unmanaged index of approximately 1,100 investment grade tax-exempt bonds classified into four sectors: general obligation, revenue, insured and pre-refunded.

(5)

The LBAB Index in an unmanaged index composed of securities from the Lehman Brothers Intermediate Government/Corporate Bond Index, Mortgage-backed Securities Index, and the Asset Backed Securities Index including securities that are investment-grade quality or better and have at least one year to maturity.

(6)	Since inception performance for indices is shown from November 1, 1999.

ING CLASSIC MONEY MARKET FUND	PORTFOLIO MANAGERS’ REPORT

ING Classic Money Market Fund (the “Fund”) seeks to provide investors with a high level of current income, consistent with the preservation of capital and liquidity and the maintenance of a stable $1.00 net asset value per share. The Fund is managed by David S. Yealy, Portfolio Manager of ING Investment Management Co. — the Sub-Adviser.

Portfolio Specifics: The Fund’s fiscal year ended March 31, 2007, can be separated into two distinct periods. The early period April to June 2006, which saw the Federal Open Market Committee (“FOMC”) raise the federal funds rate and discount rate 0.25% at both of its meetings. The majority of short-term money market investors, as indicated by federal funds futures pricing and London Interbank Offered Rates (“LIBOR”) rates, continued to expect the FOMC to increase rates during the second half of the year. Short-term money market rates increased in response to the FOMC rate actions and market expectations.

The later period was one characterized by the FOMC holding the federal funds rate and discount rate steady. The FOMC chose not to increase rates at their August 8, 2006 meeting for first time since May of 2004, ending a string of 0.25% increases at seventeen consecutive meetings. Economic growth slowed to a more moderate level due primarily to a slow down in the housing market. Despite inflation remaining above the U.S. Federal Reserve Board’s (“Fed”) 1%-2% comfort range, and a tight labor market, the market shifted from expecting future rate increases to pricing in future rate cuts by the FOMC.

Our primary investment strategy, which we had in place since the second half of 2004, did not change significantly during the early period of the year. The Fund benefited from a large amount of interest sensitive floating rate securities. In addition to our emphasis on floating rate securities, we continued to focus new purchases on very short maturity securities that typically matured prior to the next FOMC meeting. Both performed well in the rising rate environment. We made selective purchases in the two- to three-month maturity range only when they fully priced in future Fed rate increases.

For a brief period in June, the market priced in a more aggressive Fed with 1-Year LIBOR nearing 5.80%. We took the opportunity to extend the Fund’s weighted average maturity (“WAM”) from approximately 20 days to approximately 40 days by investing about 5% of the Fund in fixed rate securities with maturities greater than six months. This maturity extension positioned the Fund to take advantage of the shift in the FOMC’s rate posture during the second half of 2006, and the market’s reaction to such a shift. The securities with maturities longer than six months added a yield premium over shorter securities. We elected to sell a portion of these longer-term securities at a gain during the third and fourth quarters of 2006 when the market priced in significant future Fed interest rate cuts. We added back longer-term securities when yields increased as rate cut expectations moderated during the first quarter of 2007. We ended the fiscal year with a WAM of 31 days.

Current Strategy and Outlook: During the first quarter of 2007, the short-term market, as represented by the trading of federal funds futures, had priced in the probability of at least three 0.25% rate cuts by the Fed in 2007, with the first rate cut coming as early as June. We do not agree with this market outlook, and therefore have been cautious in extending our WAM too much, preferring to take advantage of the swings in the market by extending on back-ups and selling when yields price in rate cuts for 2007. We believe the market has mostly ignored the high inflation, a tight U.S. labor market and Fed rhetoric outlining their inflation concerns, instead focusing on slower growth. We anticipate that upcoming economic data will be mixed or potentially surprise to the upside, as it relates to growth and or inflation, which we believe will lead to higher yields for longer-term money market securities. In our opinion, this will also allow the FOMC plenty of room to keep rates at current levels for a prolonged period. We believe there will be more opportunities in the near-term to add additional days to our WAM at yields above what is currently priced into the market for short-term money market securities.

Principal Risk Factor(s): An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds.

The views expressed in this report reflect those of the portfolio managers only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

PORTFOLIO MANAGERS’ REPORT	ING INSTITUTIONAL PRIME MONEY MARKET FUND

ING Institutional Prime Money Market Fund (the “Fund”) seeks to provide investors with a high level of current income, consistent with the preservation of capital and liquidity and the maintenance of a stable $1.00 net asset value per share. The Fund is managed by David S. Yealy, Portfolio Manager of ING Investment Management Co. — the Sub-Adviser.

Portfolio Specifics: The Fund’s fiscal year ended March 31, 2007, can be separated into two distinct periods. The early period April to June 2006, which saw the Federal Open Market Committee (“FOMC”) raise the federal funds rate and discount rate 0.25% at both of its meetings. The majority of short-term money market investors, as indicated by federal funds futures pricing and London Interbank Offered Rates (“LIBOR”) rates, continued to expect the FOMC to increase rates during the second half of the year. Short-term money market rates increased in response to the FOMC rate actions and market expectations.

The later period was one characterized by the FOMC holding the federal funds rate and discount rate steady. The FOMC chose not to increase rates at their August 8, 2006 meeting for first time since May of 2004, ending a string of 0.25% increases at seventeen consecutive meetings. Economic growth slowed to a more moderate level due primarily to a slow down in the housing market. Despite inflation remaining above the U.S. Federal Reserve Board’s 1%-2% comfort range, and a tight labor market, the market shifted from expecting future rate increases to pricing in future rate cuts by the FOMC.

Our primary investment strategy, which we had in place since the second half of 2004, did not change significantly during the early period of the year. The Fund benefited from a large amount of interest sensitive floating rate securities. In addition to our emphasis on floating rate securities, we continued to focus new purchases on very short maturity securities that typically matured prior to the next FOMC meeting. Both performed well in the rising rate environment. We made selective purchases in the two- to three-month maturity range only when they fully priced in future Fed rate increases.

For a brief period in June, the market priced in a more aggressive Fed with 1-Year LIBOR nearing 5.80%. We took the opportunity to extend the Fund’s weighted average maturity (“WAM”) from approximately 20 days to approximately 40 days by investing about 5% of the Fund in fixed rate securities with maturities greater than six months. This maturity extension positioned the Fund to take advantage of the shift in the FOMC’s rate posture during the second half of 2006, and the market’s reaction to such a shift. The securities with maturities longer than six months added a yield premium over shorter securities. We elected to sell a portion of these longer-term securities at a gain during the third and fourth quarters of 2006 when the market priced in significant future Fed interest rate cuts. We added back longer-term securities when yields increased as rate cut expectations moderated during the first quarter of 2007. We ended the fiscal year with a WAM of 28 days.

Current Strategy and Outlook: During the first quarter of 2007, the short-term market, as represented by the trading of federal funds futures, had priced in the probability of at least three 0.25% rate cuts by the Fed in 2007, with the first rate cut coming as early as June. We do not agree with this market outlook, and therefore have been cautious in extending our WAM too much, preferring to take advantage of the swings in the market by extending on back-ups and selling when yields price in rate cuts for 2007. We believe the market has mostly ignored the high inflation, a tight U.S. labor market and Fed rhetoric outlining their inflation concerns, instead focusing on slower growth. We anticipate that upcoming economic data will be mixed or potentially surprise to the upside, as it relates to growth and or inflation, which we believe will lead to higher yields for longer-term money market securities. In our opinion, this will also allow the FOMC plenty of room to keep rates at current levels for a prolonged period. We believe there will be more opportunities in the near-term to add additional days to our WAM at yields above what is currently priced into the market for short-term money market securities.

Principal Risk Factor(s): An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds.

The views expressed in this report reflect those of the portfolio managers only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2006 to March 31, 2007. The Funds’ expenses are shown without the imposition of any sales charges or fees. Expenses would have been higher if such charges were included.

Actual Expenses

The first section of the table shown, “Actual Fund Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second section of the table shown, “Hypothetical 5% Return,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the hypothetical lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

ING GNMA Income Fund	Beginning Account Value October 1, 2006	Ending Account Value March 31, 2007	Annualized Expense Ratio	Expenses Paid During the Period Ended March 31, 2007*
Actual Fund Return
Class A	$1,000.00	$1,025.50	0.94%	$4.75
Class B	1,000.00	1,020.50	1.69	8.51
Class C	1,000.00	1,020.60	1.69	8.51
Class I	1,000.00	1,025.80	0.65	3.28
Class Q	1,000.00	1,026.80	0.90	4.55
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,020.24	0.94%	$4.73
Class B	1,000.00	1,016.50	1.69	8.50
Class C	1,000.00	1,016.50	1.69	8.50
Class I	1,000.00	1,021.69	0.65	3.28
Class Q	1,000.00	1,020.44	0.90	4.53

*	Expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 182/365 to reflect the most recent fiscal half-year.

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED) (CONTINUED)

ING High Yield Bond Fund	Beginning Account Value October 1, 2006	Ending Account Value March 31, 2007	Annualized Expense Ratio	Expenses Paid During the Period Ended March 31, 2007*
Actual Fund Return
Class A	$1,000.00	$1,071.20	1.10%	$5.68
Class B	1,000.00	1,066.00	1.85	9.53
Class C	1,000.00	1,067.10	1.85	9.53
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,019.45	1.10%	$5.54
Class B	1,000.00	1,015.71	1.85	9.30
Class C	1,000.00	1,015.71	1.85	9.30
ING Intermediate Bond Fund
Actual Fund Return
Class A	$1,000.00	$1,028.30	0.69%	$3.49
Class B	1,000.00	1,024.40	1.44	7.27
Class C	1,000.00	1,024.40	1.44	7.27
Class I	1,000.00	1,030.00	0.36	1.82
Class O	1,000.00	1,029.20	0.69	3.49
Class R	1,000.00	1,026.80	0.94	4.75
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,021.49	0.69%	$3.48
Class B	1,000.00	1,017.75	1.44	7.24
Class C	1,000.00	1,017.75	1.44	7.24
Class I	1,000.00	1,023.14	0.36	1.82
Class O	1,000.00	1,021.49	0.69	3.48
Class R	1,000.00	1,020.24	0.94	4.73
ING National Tax-Exempt Bond Fund
Actual Fund Return
Class A	$1,000.00	$1,016.70	0.87%	$4.37
Class B	1,000.00	1,012.90	1.62	8.13
Class C	1,000.00	1,012.90	1.62	8.13
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,020.59	0.87%	$4.38
Class B	1,000.00	1,016.85	1.62	8.15
Class C	1,000.00	1,016.85	1.62	8.15
ING Classic Money Market Fund
Actual Fund Return
Class A	$1,000.00	$1,023.30	0.77%	$3.88
Class B	1,000.00	1,020.20	1.36	6.85
Class C	1,000.00	1,020.20	1.36	6.85
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,021.09	0.77%	$3.88
Class B	1,000.00	1,018.15	1.36	6.84
Class C	1,000.00	1,018.15	1.36	6.84
ING Institutional Prime Money Market Fund
Actual Fund Return	$1,000.00	$1,026.30	0.16%	$0.81
Hypothetical (5% return before expenses)	$1,000.00	$1,024.13	0.16%	$0.81

*	Expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 182/365 to reflect the most recent fiscal half-year.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees

ING Funds Trust

We have audited the accompanying statements of assets and liabilities of ING GNMA Income Fund, ING High Yield Bond Fund, ING Intermediate Bond Fund, ING National Tax-Exempt Bond Fund, ING Classic Money Market Fund, and ING Institutional Prime Money Market Fund, each a series of ING Funds Trust (collectively, the “Funds”), including the portfolios of investments, as of March 31, 2007, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the four-year period then ended. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended March 31, 2003, were audited by other independent registered public accountants whose reports dated May 23, 2003, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2007, by correspondence with the custodian and brokers, or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of ING GNMA Income Fund, ING High Yield Bond Fund, ING Intermediate Bond Fund, ING National Tax-Exempt Bond Fund, ING Classic Money Market Fund, and ING Institutional Prime Money Market Fund as of March 31, 2007, and the results of their operations, the changes in their net assets, and the financial highlights for the periods specified in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

May 25, 2007

STATEMENTS OF ASSETS AND LIABILITIES AS OF MARCH 31, 2007

	ING GNMA Income Fund	ING High Yield Bond Fund	ING Intermediate Bond Fund
ASSETS:
Investments in securities at value+*	$538,471,011	$160,802,690	$1,215,371,964
Investments in affiliates***	—	1,413,270	—
Short-term investments****	—	—	11,268,316
Short-term investments at amortized cost	83,614,955	1,528,000	125,289,615
Short-term investments in affiliates at amortized cost	—	—	30,000,000
Cash	1,591,522	942,772	4,712,523
Cash collateral for futures	—	—	1,038,827
Foreign currencies at value**	—	—	2,865,684
Receivables:
Investment securities sold	194	921,501	23,502,303
Fund shares sold	902,233	44,492	2,236,244
Dividends and interest	2,578,059	3,289,921	9,211,859
Variation margin	—	—	85,600
Upfront payments made on swap agreements	—	—	79,229
Unrealized appreciation on swap agreements	—	126,366	1,372,197
Prepaid expenses	22,165	20,267	46,333
Reimbursement due from manager	—	—	227,992

Total assets	627,180,139	169,089,279	1,427,308,686

LIABILITIES:
Payable for investment securities purchased	—	4,559,175	142,628,093
Payable for fund shares redeemed	910,247	407,362	1,914,930
Payable for futures variation margin	—	—	90,522
Payable upon receipt of securities loaned	—	—	123,891,615
Upfront payments received on swap agreements	—	—	980,946
Unrealized depreciation on swap agreements	—	58,878	635,993
Income distribution payable	—	473,833	855,493
Payable to affiliates	495,183	222,892	537,102
Payable for trustee fees	5,050	6,715	3,024
Other accrued expenses and liabilities	218,226	118,322	327,118

Total liabilities	1,628,706	5,847,177	271,864,836

NET ASSETS	$625,551,433	$163,242,102	$1,155,443,850

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$642,623,566	$524,200,229	$1,168,377,048
Undistributed net investment income (distributions in excess of net investment income)	540,901	(78,894)	(858,326)
Accumulated net realized loss on investments, foreign currency related transactions, futures and swaps	(14,722,407)	(365,722,545)	(12,212,925)
Net unrealized appreciation or depreciation on investments, foreign currency related transactions, futures and swaps	(2,890,627)	4,843,312	138,053

NET ASSETS	$625,551,433	$163,242,102	$1,155,443,850

+ Including securities loaned at value	$—	$—	$121,165,025
* Cost of investments in securities	$541,361,638	$156,099,916	$1,215,493,900
** Cost of foreign currencies	$—	$—	$2,901,390
*** Cost of investments in affiliates	$—	$1,340,220	$—
****Cost of short-term investments	$—	$—	$11,335,994

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF MARCH 31, 2007 (CONTINUED)

	ING GNMA Income Fund	ING High Yield Bond Fund	ING Intermediate Bond Fund
Class A:
Net assets	$515,469,462	$104,327,747	$698,537,340
Shares authorized	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001
Shares outstanding	61,764,834	11,602,289	68,268,887
Net asset value and redemption price per share	$8.35	$8.99	$10.23
Maximum offering price per share (2.50%)(1)	$8.56	$9.22	$10.49
Class B:
Net assets	$58,567,608	$43,427,067	$50,085,967
Shares authorized	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001
Shares outstanding	7,054,852	4,833,398	4,904,575
Net asset value and redemption price per share(2)	$8.30	$8.98	$10.21
Maximum offering price per share	$8.30	$8.98	$10.21
Class C:
Net assets	$37,280,228	$15,487,288	$81,556,215
Shares authorized	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001
Shares outstanding	4,484,670	1,722,176	7,980,419
Net asset value and redemption price per share(2)	$8.31	$8.99	$10.22
Maximum offering price per share	$8.31	$8.99	$10.22
Class I:
Net assets	$14,181,468	n/a	$266,596,338
Shares authorized	unlimited	n/a	unlimited
Par value	$0.001	n/a	$0.001
Shares outstanding	1,697,980	n/a	26,049,066
Net asset value and redemption price per share	$8.35	n/a	$10.23
Maximum offering price per share	$8.35	n/a	$10.23
Class O:
Net assets	n/a	n/a	$53,096,210
Shares authorized	n/a	n/a	unlimited
Par value	n/a	n/a	$0.001
Shares outstanding	n/a	n/a	5,187,378
Net asset value and redemption price per share	n/a	n/a	$10.24
Maximum offering price per share	n/a	n/a	$10.24
Class Q:
Net assets	$52,667	n/a	n/a
Shares authorized	unlimited	n/a	n/a
Par value	$0.001	n/a	n/a
Shares outstanding	6,296	n/a	n/a
Net asset value and redemption price per share	$8.37	n/a	n/a
Maximum offering price per share	$8.37	n/a	n/a
Class R:
Net assets	n/a	n/a	$5,571,780
Shares authorized	n/a	n/a	unlimited
Par value	n/a	n/a	$0.001
Shares outstanding	n/a	n/a	543,691
Net asset value and redemption price per share	n/a	n/a	$10.25
Maximum offering price per share	n/a	n/a	$10.25

(1)	Maximum offering price is computed at 100/97.50 of net asset value. On purchases of $100,000 or more, the offering price is reduced.
(2)	Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF MARCH 31, 2007

	ING National Tax- Exempt Bond Fund	ING Classic Money Market Fund
ASSETS:
Investments in securities at value*	$26,680,258	$—
Short-term investments at amortized cost	—	945,602,787
Cash	230,757	601
Receivables:
Fund shares sold	—	668,203
Dividends and interest	321,432	3,632,367
Prepaid expenses	13,920	286,382
Reimbursement due from manager	2,227	—

Total assets	27,248,594	950,190,340

LIABILITIES:
Payable for fund shares redeemed	178	202,114
Income distribution payable	74,649	36,373
Payable to affiliates	17,991	535,889
Payable for trustee fees	1,321	3,892
Other accrued expenses and liabilities	25,894	110,962

Total liabilities	120,033	889,230

NET ASSETS	$27,128,561	$949,301,110

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$26,596,283	$949,434,045
Distributions in excess of net investment income	(1,212)	(1,589)
Accumulated net realized loss on investments	(6,816)	(131,346)
Net unrealized appreciation on investments	540,306	—

NET ASSETS	$27,128,561	$949,301,110

* Cost of investments in securities	$26,139,952	$—

Class A:
Net assets	$22,696,620	$921,622,811
Shares authorized	unlimited	unlimited
Par value	$0.001	$0.001
Shares outstanding	2,204,585	921,727,681
Net asset value and redemption price per share	$10.30	$1.00
Maximum offering price per share (2.50%)(1)	$10.56	$1.00
Class B:
Net assets	$2,574,083	$23,332,957
Shares authorized	unlimited	unlimited
Par value	$0.001	$0.001
Shares outstanding	250,203	23,354,594
Net asset value and redemption price per share(2)	$10.29	$1.00
Maximum offering price per share	$10.29	$1.00
Class C:
Net assets	$1,857,858	$4,345,342
Shares authorized	unlimited	unlimited
Par value	$0.001	$0.001
Shares outstanding	180,441	4,352,372
Net asset value and redemption price per share(2)	$10.30	$1.00
Maximum offering price per share	$10.30	$1.00

(1)	Maximum offering price is computed at 100/97.50 of net asset value. On purchases of $100,000 or more, the offering price is reduced.
(2)	Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF MARCH 31, 2007

ING Institutional Prime Money Market Fund
ASSETS:
Short-term investments at amortized cost	$650,291,707
Repurchase agreement	73,790,000
Receivables:
Fund shares sold	19,000,000
Dividends and interest	2,393,809
Prepaid expenses	25,907

Total assets	745,501,423

LIABILITIES:
Payable for investment securities purchased	2,550,552
Payable for fund shares redeemed	16,316,000
Income distribution payable	2,165,364
Payable to affiliates	41,358
Payable to custodian due to bank overdraft	28,288
Payable for trustee fees	1,652
Other accrued expenses and liabilities	68,400

Total liabilities	21,171,614

NET ASSETS	$724,329,809

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$724,297,469
Undistributed net investment income	31,120
Accumulated net realized gain on investments	1,220

NET ASSETS	$724,329,809

Net assets	$724,329,809
Shares authorized	unlimited
Par value	$0.001
Shares outstanding	724,326,505
Net asset value and redemption price per share	$1.00

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED MARCH 31, 2007

	ING GNMA Income Fund	ING High Yield Bond Fund	ING Intermediate Bond Fund
INVESTMENT INCOME:
Dividends(1)	$—	$127,746	$1,160,363
Interest	33,624,742	13,934,134	55,814,924
Securities lending income	—	—	262,798

Total investment income	33,624,742	14,061,880	57,238,085

EXPENSES:
Investment management fees	2,914,849	888,977	1,745,077
Distribution and service fees:
Class A	1,250,471	251,671	1,589,100
Class B	669,719	573,791	544,405
Class C	354,065	162,609	752,923
Class M(2)	797	—	—
Class O	—	—	122,698
Class Q	178	—	—
Class R	—	—	7,886
Transfer agent fees:
Class A	338,800	150,529	882,901
Class B	45,622	85,140	74,592
Class C	23,878	24,249	104,499
Class I	2,480	—	130,595
Class M(2)	74	—	—
Class O	—	—	70,229
Class Q	9	—	—
Class R	—	—	2,508
Administrative service fees	620,176	174,307	1,026,520
Shareholder reporting expense	63,180	48,555	230,541
Registration fees	108,832	57,196	119,522
Professional fees	65,115	19,193	86,294
Custody and accounting expense	74,125	28,260	164,570
Trustee fees	19,344	3,483	28,562
Miscellaneous expense	53,310	12,581	59,857
Interest expense	—	13,450	5,314

Total expenses	6,605,024	2,493,991	7,748,593
Net waived and reimbursed fees/recoupment	(65,055)	(14,936)	(402,716)

Net expenses	6,539,969	2,479,055	7,345,877

Net investment income	27,084,773	11,582,825	49,892,208

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
FOREIGN CURRENCY RELATED TRANSACTIONS, FUTURES AND SWAPS:
Net realized gain (loss) on:
Investments	2,060,584	(3,268,399)	1,627,211
Foreign currency related transactions	—	—	(758,273)
Futures and swaps	—	(290,422)	(5,641,355)

Net realized gain (loss) on investments, foreign currency related transactions, futures and swaps	2,060,584	(3,558,821)	(4,772,417)

Net change in unrealized appreciation or depreciation on:
Investments	4,077,056	8,438,684	14,254,743
Foreign currency related transactions	—	—	(35,617)
Futures and swaps	—	210,549	1,127,887

Net change in unrealized appreciation or depreciation on investments, foreign currency related transactions, futures and swaps	4,077,056	8,649,233	15,347,013

Net realized and unrealized gain on investments, foreign currency related transactions, futures and swaps	6,137,640	5,090,412	10,574,596

Increase in net assets resulting from operations	$33,222,413	$16,673,237	$60,466,804

(1)	Dividends at March 31, 2007 include dividends from affiliates of $98,240 for ING High Yield Bond Fund.
(2)	Effective January 2, 2007, Class M shareholders of ING GNMA Income Fund were converted to Class A shares of the Fund.

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED MARCH 31, 2007

	ING National Tax- Exempt Bond Fund	ING Classic Money Market Fund	ING Institutional Prime Money Market Fund
INVESTMENT INCOME:
Interest	$1,280,560	$42,679,724	$16,543,845

Total investment income	1,280,560	42,679,724	16,543,845

EXPENSES:
Investment management fees	81,674	2,007,578	248,309
Distribution and service fees:
Class A	56,698	5,799,834	—
Class B	27,783	241,373	—
Class C	17,675	55,824	—
Transfer agent fees	—	—	7,220
Class A	4,175	149,479	—
Class B	512	4,641	—
Class C	326	1,072	—
Administrative service fees	27,224	—	—
Shareholder reporting expense	7,595	162,017	33,584
Registration fees	50,750	385,294	64,550
Professional fees	9,181	49,625	38,437
Custody and accounting expense	1,374	89,060	43,297
Trustee fees	1,095	21,293	10,023
Offering expense	—	—	20,873
Miscellaneous expense	6,068	42,343	22,832
Interest expense	235	—	—

Total expenses	292,365	9,009,433	489,125
Net waived and reimbursed fees	(21,520)	(2,650,241)	—

Net expenses	270,845	6,359,192	489,125

Net investment income	1,009,715	36,320,532	16,054,720

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments	199,698	59,824	9,378
Net change in unrealized appreciation or depreciation on investments	12,459	—	—

Net realized and unrealized gain on investments	212,157	59,824	9,378

Increase in net assets resulting from operations	$1,221,872	$36,380,356	$16,064,098

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING GNMA Income Fund		ING High Yield Bond Fund
	Year Ended March 31, 2007	Year Ended March 31, 2006	Year Ended March 31, 2007	Year Ended March 31, 2006
FROM OPERATIONS:
Net investment income	$27,084,773	$29,983,281	$11,582,825	$13,310,738
Net realized gain (loss) on investments, futures, and swaps	2,060,584	3,622,049	(3,558,821)	(13,191,714)
Net change in unrealized appreciation or depreciation on investments and swaps	4,077,056	(17,878,273)	8,649,233	12,301,844

Net increase in net assets resulting from operations	33,222,413	15,727,057	16,673,237	12,420,868

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(24,757,907)	(26,098,410)	(6,941,636)	(6,737,675)
Class B	(2,891,035)	(3,959,481)	(3,496,316)	(5,510,877)
Class C	(1,498,660)	(1,693,514)	(993,583)	(1,171,389)
Class I	(915,994)	(697,343)	—	—
Class M(1)	(5,358)	(8,930)	—	—
Class Q	(3,646)	(4,480)	—	—

Total distributions	(30,072,600)	(32,462,158)	(11,431,535)	(13,419,941)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	122,343,215	99,407,124	35,632,305	41,472,047
Proceeds issued in merger	—	46,201,389	—	—
Dividends reinvested	24,814,234	27,137,387	5,505,836	6,353,721

	147,157,449	172,745,900	41,138,141	47,825,768
Cost of shares redeemed	(161,872,015)	(193,650,406)	(75,810,714)	(116,768,800)

Net decrease in net assets resulting from capital share transactions	(14,714,566)	(20,904,506)	(34,672,573)	(68,943,032)

Net decrease in net assets	(11,564,753)	(37,639,607)	(29,430,871)	(69,942,105)

NET ASSETS:
Beginning of year	637,116,186	674,755,793	192,672,973	262,615,078

End of year	$625,551,433	$637,116,186	$163,242,102	$192,672,973

Undistributed net investment income (distributions in excess of net investment income) at end of year	$540,901	$2,041,427	$(78,894)	$(331,166)

(1)	Effective January 2, 2007, Class M shareholders of ING GNMA Income Fund were converted to Class A shares of the Fund.

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING Intermediate Bond Fund		ING National Tax-Exempt Bond Fund
	Year Ended March 31, 2007	Year Ended March 31, 2006	Year Ended March 31, 2007	Year Ended March 31, 2006
FROM OPERATIONS:
Net investment income	$49,892,208	$31,230,030	$1,009,715	$968,799
Net realized gain (loss) on investments, foreign currency related transactions, futures, and swaps	(4,772,417)	(5,972,981)	199,698	323,563
Net change in unrealized appreciation or depreciation on investments, foreign currency related transactions, futures, and swaps	15,347,013	(9,477,161)	12,459	(628,923)

Net increase in net assets resulting from operations	60,466,804	15,779,888	1,221,872	663,439

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(31,032,270)	(21,129,307)	(869,673)	(830,785)
Class B	(2,250,414)	(2,090,084)	(85,769)	(86,603)
Class C	(3,109,875)	(2,398,616)	(54,285)	(51,411)
Class I	(10,979,278)	(4,945,436)	—	—
Class O	(2,394,701)	(1,591,398)	—	—
Class R	(72,583)	(22,537)	—	—
Net realized gains:
Class A	—	(1,826,580)	(157,342)	(252,957)
Class B	—	(215,404)	(19,212)	(32,530)
Class C	—	(250,102)	(14,604)	(19,924)
Class I	—	(527,267)	—	—
Class O	—	(139,818)	—	—
Class R	—	(2,543)	—	—

Total distributions	(49,839,121)	(35,139,092)	(1,200,885)	(1,274,210)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	432,382,913	422,545,470	3,218,925	2,081,336
Dividends reinvested	40,670,307	28,286,436	139,725	163,656

	473,053,220	450,831,906	3,358,650	2,244,992
Cost of shares redeemed	(257,792,788)	(176,312,495)	(3,812,399)	(2,216,079)

Net increase (decrease) in net assets resulting from capital share transactions	215,260,432	274,519,411	(453,749)	28,913

Net increase (decrease) in net assets	225,888,115	255,160,207	(432,762)	(581,858)

NET ASSETS:
Beginning of year	929,555,735	674,395,528	27,561,323	28,143,181

End of year	$1,155,443,850	$929,555,735	$27,128,561	$27,561,323

Undistributed net investment income (distributions in excess of net investment income) at end of year	$(858,326)	$36,623	$(1,212)	$(1,275)

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING Classic Money Market Fund		ING Institutional Prime Money Market Fund
	Year Ended March 31, 2007	Year Ended March 31, 2006	Year Ended March 31, 2007	July 28, 2005(1) to March 31, 2006
FROM OPERATIONS:
Net investment income	$36,320,532	$18,629,328	$16,054,720	$4,773,069
Net realized gain (loss) on investments	59,824	(15,431)	9,378	(6,394)

Net increase in net assets resulting from operations	36,380,356	18,613,897	16,064,098	4,766,675

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income	—	—	(16,054,400)	(4,773,069)
Class A	(35,149,030)	(17,827,103)	—	—
Class B	(952,278)	(680,890)	—	—
Class C	(220,809)	(121,335)	—	—

Total distributions	(36,322,117)	(18,629,328)	(16,054,400)	(4,773,069)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	623,159,627	534,990,330	2,451,588,496	462,400,001
Dividends reinvested	35,961,113	18,332,291	5,275,844	3,264,932

	659,120,740	553,322,621	2,456,864,340	465,664,933
Cost of shares redeemed	(395,471,731)	(448,676,993)	(1,912,202,768)	(286,000,000)

Net increase in net assets resulting from capital share transactions	263,649,009	104,645,628	544,661,572	179,664,933

Net increase in net assets	263,707,248	104,630,197	544,671,270	179,658,539

NET ASSETS:
Beginning of year	685,593,862	580,963,665	179,658,539	—

End of year	$949,301,110	$685,593,862	$724,329,809	$179,658,539

Undistributed net investment income (distributions in excess of net investment income) at end of year	$(1,589)	$(4)	$31,120	$29,036

(1)	Commencement of operations

See Accompanying Notes to Financial Statements

ING GNMA INCOME FUND	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year.

	Class A
	Year Ended March 31,
	2007	2006	2005	2004	2003
Per Share Operating Performance:
Net asset value, beginning of year	$8.30	8.52	8.91	9.00	8.53
Income (loss) from investment operations:
Net investment income	$0.37	0.40	0.37	0.32	0.42
Net realized and unrealized gain (loss) on investments	$0.09	(0.19)	(0.31)	0.02	0.49
Total from investment operations	$0.46	0.21	0.06	0.34	0.91
Lest distributions from:
Net investment income	$0.41	0.43	0.45	0.43	0.44
Total distributions	$0.41	0.43	0.45	0.43	0.44
Net asset value, end of year	$8.35	8.30	8.52	8.91	9.00
Total Return(1)%	5.72	2.50	0.74	3.88	10.82
Ratios and Supplemental Data:
Net assets, end of year (000’s)	$515,469	504,734	521,688	592,066	666,433
Ratios to average net assets:
Gross expenses prior to expense waiver %	0.95	0.99	0.98	1.04	1.13
Net expenses after expense waiver(2)%	0.94	0.98	0.98	1.04	1.13
Net investment income after expense waiver(2)%	4.49	4.70	4.27	3.57	4.78
Portfolio turnover rate %	99	39	40	128	75

	Class B
	Year Ended March 31,
	2007	2006	2005	2004	2003
Per Share Operating Performance:
Net asset value, beginning of year	$8.26	8.48	8.87	8.96	8.50
Income (loss) from investment operations:
Net investment income	$0.30	0.33	0.29	0.25	0.35
Net realized and unrealized gain (loss) on investments	$0.09	(0.18)	(0.29)	0.02	0.48
Total from investment operations	$0.39	0.15	—	0.27	0.83
Lest distributions from:
Net investment income	$0.35	0.37	0.39	0.36	0.37
Total distributions	$0.35	0.37	0.39	0.36	0.37
Net asset value, end of year	$8.30	8.26	8.48	8.87	8.96
Total Return(1)%	4.84	1.75	(0.02)	3.12	9.95
Ratios and Supplemental Data:
Net assets, end of year (000’s)	$58,568	78,823	99,130	130,339	150,549
Ratios to average net assets:
Gross expenses prior to expense waiver %	1.70	1.74	1.73	1.79	1.88
Net expenses after expense waiver(2)%	1.69	1.73	1.73	1.79	1.88
Net investment income after expense waiver(2)%	3.73	3.95	3.52	2.84	3.98
Portfolio turnover rate %	99	39	40	128	75
(1)	Total return is calculated assuming reinvestment of all dividends and capital gain distributions as net asset value and excluding the deduction of sales charges.
(2)

The Investment Adviser has agreed to limit expenses (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

See Accompanying Notes to Financial Statements

ING GNMA INCOME FUND (CONTINUED)	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year.

	Class C
	Year Ended March 31,
	2007	2006	2005	2004	2003
Per Share Operating Performance:
Net asset value, beginning of year	$8.27	8.49	8.88	8.97	8.51
Income (loss) from investment operations:
Net investment income	$0.31	0.33	0.29	0.25	0.36
Net realized and unrealized gain (loss) on investments	$0.08	(0.18)	(0.29)	0.02	0.47
Total from investment operations	$0.39	0.15	—	0.27	0.83
Less distributions from:
Net investment income	$0.35	0.37	0.39	0.36	0.37
Total distributions	$0.35	0.37	0.39	0.36	0.37
Net asset value, end of year	$8.31	8.27	8.49	8.88	8.97
Total Return(1)%	4.85	1.74	(0.03)	3.11	9.95
Ratios and Supplemental Data:
Net assets, end of year (000’s)	$37,280	34,997	43,094	65,762	87,970
Ratios to average net assets:
Gross expenses prior to expense waiver %	1.70	1.74	1.73	1.79	1.88
Net expenses after expense waiver(2)%	1.69	1.73	1.73	1.79	1.88
Net investment income after expense waiver(2)%	3.73	3.95	3.51	2.92	3.97
Portfolio turnover rate %	99	39	40	128	75

	Class I
	Year Ended March 31,
	2007	2006	2005	2004	2003
Per Share Operating Performance:
Net asset value, beginning of year	$8.31	8.53	8.92	9.01	8.54
Income (loss) from investment operations:
Net investment income	$0.40	0.45	0.41	0.35	0.44
Net realized and unrealized gain (loss) on investments	$0.08	(0.21)	(0.32)	0.01	0.50
Total from investment operations	$0.48	0.24	0.09	0.36	0.94
Less distributions from:
Net investment income	$0.44	0.46	0.48	0.45	0.47
Total distributions	$0.44	0.46	0.48	0.45	0.47
Net asset value, end of year	$8.35	8.31	8.53	8.92	9.01
Total Return(1)%	5.92	2.82	1.05	4.21	11.18
Ratios and Supplemental Data:
Net assets, end of year (000’s)	$14,181	18,287	10,539	8,760	6,946
Ratios to average net assets:
Expenses(2)%	0.65	0.67	0.68	0.71	0.78
Net investment income %	4.77	4.96	4.59	3.94	5.00
Portfolio turnover rate %	99	39	40	128	75

(1)	Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges.
(2)

The Investment Adviser has agreed to limit expenses (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

See Accompanying Notes to Financial Statements

ING GNMA INCOME FUND (CONTINUED)	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year.

		Class Q
		Year Ended March 31,
		2007	2006	2005	2004	2003
Per Share Operating Performance:
Net asset value, beginning of year		$8.32	8.53	8.92	9.01	8.54
Income (loss) from investment operations:
Net investment income		$0.36	0.40	0.39	0.32	0.44
Net realized and unrealized gain (loss) on investments		$0.11	(0.18)	(0.33)	0.02	0.47
Total from investment operations		$0.47	0.22	0.06	0.34	0.91
Less distributions from:
Net investment income		$0.42	0.43	0.45	0.43	0.44
Total distributions		$0.42	0.43	0.45	0.43	0.44
Net asset value, end of year		$8.37	8.32	8.53	8.92	9.01
Total Return(1)%		5.76	2.65	0.76	3.94	10.90
Ratios and Supplemental Data:
Net assets, end of year (000’s)		$53	82	103	134	183
Ratios to average net assets:
Expenses(2)%		0.90	0.92	0.93	0.96	1.04
Net investment income	%	4.53	4.77	4.32	3.62	4.89
Portfolio turnover rate	%	99	39	40	128	75
(1)	Total return is calculated assuming reinvestment of all dividends and capital gain distributions as net asset value and excluding the deduction of sales charges.
(2)

The Investment Adviser has agreed to limit expenses (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

See Accompanying Notes to Financial Statements

ING HIGH YIELD BOND FUND	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year.

	Class A
	Year Ended March 31,
	2007	2006	2005	2004	2003
Per Share Operating Performance:
Net asset value, beginning of year	$8.71	8.75	8.88	8.29	8.74
Income (loss) from investment operations:
Net investment income	$0.61	0.55	0.54	0.59	0.61
Net realized and unrealized gain (loss) on investments	$0.27	(0.04)	(0.13)	0.60	(0.45)
Total from investment operations	$0.88	0.51	0.41	1.19	0.16
Less distributions from:
Net investment income	$0.60	0.55	0.54	0.60	0.61
Total distributions	$0.60	0.55	0.54	0.60	0.61
Net asset value, end of year	$8.99	8.71	8.75	8.88	8.29
Total Return(1)%	10.54	6.01	4.73	14.70	2.24
Ratios and Supplemental Data:
Net assets, end of year (000’s)	$104,328	99,178	110,683	44,009	43,375
Ratios to average net assets:
Gross expenses prior to expense reimbursement/recoupment %	1.11	1.31	1.33	1.33	1.43
Net expenses after expense reimbursement/recoupment(2)%	1.10	1.18	1.22	1.29	1.30
Net investment income after expense reimbursement/recoupment(2)%	6.98	6.27	6.12	6.81	7.48
Portfolio turnover rate %	122	111	119	105	122

	Class B
	Year Ended March 31,
	2007	2006	2005	2004	2003
Per Share Operating Performance:
Net asset value, beginning of year	$8.70	8.74	8.88	8.28	8.74
Income (loss) from investment operations:
Net investment income	$0.53	0.47	0.48	0.53	0.55
Net realized and unrealized gain (loss) on investments	$0.29	(0.03)	(0.15)	0.60	(0.46)
Total from investment operations	$0.82	0.44	0.33	1.13	0.09
Less distributions from:
Net investment income	$0.54	0.48	0.47	0.53	0.55
Total distributions	$0.54	0.48	0.47	0.53	0.55
Net asset value, end of year	$8.98	8.70	8.74	8.88	8.28
Total Return(1)%	9.72	5.22	3.83	14.01	1.37
Ratios and Supplemental Data:
Net assets, end of year (000’s)	$43,427	75,940	125,603	18,753	11,584
Ratios to average net assets:
Gross expenses prior to expense reimbursement/recoupment %	1.86	1.98	1.98	1.98	2.07
Net expenses after expense reimbursement/recoupment(2)%	1.85	1.94	1.97	2.04	2.05
Net investment income after expense reimbursement/recoupment(2)%	6.18	5.50	5.39	6.04	6.73
Portfolio turnover rate %	122	111	119	105	122
(1)	Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges.
(2)

The Investment Adviser has agreed to limit expenses (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

See Accompanying Notes to Financial Statements

ING HIGH YIELD BOND FUND (CONTINUED)	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year.

	Class C
	Year Ended March 31,
	2007	2006	2005	2004	2003
Per Share Operating Performance:
Net asset value, beginning of year	$8.71	8.75	8.88	8.28	8.74
Income (loss) from investment operations:
Net investment income	$0.54	0.48	0.48	0.53	0.56
Net realized and unrealized gain (loss) on investments	$0.28	(0.03)	(0.13)	0.60	(0.46)
Total from investment operations	$0.82	0.45	0.35	1.13	0.10
Less distributions from:
Net investment income	$0.54	0.49	0.48	0.53	0.56
Total distributions	$0.54	0.49	0.48	0.53	0.56
Net asset value, end of year	$8.99	8.71	8.75	8.88	8.28
Total Return(1)%	9.70	5.22	3.96	14.03	1.43
Ratios and Supplemental Data:
Net assets, end of year (000’s)	$15,487	17,555	26,330	10,780	5,281
Ratios to average net assets:
Gross expenses prior to expense reimbursement/recoupment %	1.86	1.98	1.98	1.98	2.06
Net expenses after expense reimbursement/recoupment(2)%	1.85	1.94	1.97	2.04	2.04
Net investment income after expense reimbursement/recoupment(2)%	6.21	5.51	5.37	6.04	6.72
Portfolio turnover rate %	122	111	119	105	122
(1)	Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges.
(2)

The Investment Adviser has agreed to limit expenses (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

See Accompanying Notes to Financial Statements

ING INTERMEDIATE BOND FUND	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year.

	Class A
	Year Ended March 31,
	2007		2006	2005	2004	2003
Per Share Operating Performance:
Net asset value, beginning of year	$10.13		10.32	10.67	10.51	9.91
Income (loss) from investment operations:
Net investment income	$0.50		0.41	0.32	0.31	0.35
Net realized and unrealized gain (loss) on investments	$0.10		(0.14)	(0.17)	0.32	0.77
Total from investment operations	$0.60		0.27	0.15	0.63	1.12
Less distributions from:
Net investment income	$0.50		0.42	0.33	0.33	0.37
Net realized gains on investments	$—		0.04	0.17	0.14	0.15
Total distributions	$0.50		0.46	0.50	0.47	0.52
Net asset value, end of year	$10.23		10.13	10.32	10.67	10.51
Total Return(1)%	6.03		2.53	1.52	6.16	11.48
Ratios and Supplemental Data:
Net assets, end of year (000’s)	$698,537		572,196	459,850	268,086	146,649
Ratios to average net assets:
Gross expenses prior to expense reimbursement %	0.73		1.02	1.14	1.18	1.24
Net expenses after expense reimbursement(2)%	0.69	(3)	0.93	1.00	1.10	1.14
Net investment income after expense reimbursement(2)%	4.89	(3)	3.92	3.08	2.91	3.21
Portfolio turnover rate %	367		469	417	475	639

	Class B
	Year Ended March 31,
	2007		2006	2005	2004	2003
Per Share Operating Performance:
Net asset value, beginning of year	$10.11		10.30	10.65	10.50	9.90
Income (loss) from investment operations:
Net investment income	$0.42		0.32	0.24	0.23	0.28
Net realized and unrealized gain (loss) on investments	$0.10		(0.13)	(0.17)	0.31	0.76
Total from investment operations	$0.52		0.19	0.07	0.54	1.04
Less distributions from:
Net investment income	$0.42		0.34	0.25	0.25	0.29
Net realized gains on investments	$—		0.04	0.17	0.14	0.15
Total distributions	$0.42		0.38	0.42	0.39	0.44
Net asset value, end of year	$10.21		10.11	10.30	10.65	10.50
Total Return(1)%	5.23		1.76	0.75	5.28	10.64
Ratios and Supplemental Data:
Net assets, end of year (000’s)	$50,086		60,526	64,779	67,402	61,544
Ratios to average net assets:
Gross expenses prior to expense reimbursement/recoupment %	1.48		1.70	1.79	1.83	1.89
Net expenses after expense reimbursement/recoupment(2)%	1.44	(3)	1.69	1.75	1.85	1.89
Net investment income after expense reimbursement/recoupment(2)%	4.13	(3)	3.14	2.31	2.16	2.39
Portfolio turnover rate %	367		469	417	475	639

(1)	Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges.
(2)

The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

(3)	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.01% impact on the expense ratio.

See Accompanying Notes to Financial Statements

ING INTERMEDIATE BOND FUND (CONTINUED)	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year.

	Class C
	Year Ended March 31,
	2007		2006	2005	2004	2003
Per Share Operating Performance:
Net asset value, beginning of year	$10.12		10.31	10.65	10.50	9.90
Income (loss) from investment operations:
Net investment income	$0.42		0.33	0.24	0.23	0.28
Net realized and unrealized gain (loss) on investments	$0.10		(0.14)	(0.16)	0.31	0.76
Total from investment operations	$0.52		0.19	0.08	0.54	1.04
Less distributions from:
Net investment income	$0.42		0.34	0.25	0.25	0.29
Net realized gains on investments	$—		0.04	0.17	0.14	0.15
Total distributions	$0.42		0.38	0.42	0.39	0.44
Net asset value, end of year	$10.22		10.12	10.31	10.65	10.50
Total Return(1)%	5.24		1.77	0.86	5.28	10.68
Ratios and Supplemental Data:
Net assets, end of year (000’s)	$81,556		73,281	71,648	71,228	52,979
Ratios to average net assets:
Gross expenses prior to expense reimbursement/recoupment %	1.48		1.70	1.79	1.83	1.90
Net expenses after expense reimbursement/recoupment(2)%	1.44	(3)	1.69	1.75	1.85	1.90
Net investment income after expense reimbursement/recoupment(2)%	4.13	(3)	3.15	2.31	2.16	2.36
Portfolio turnover rate %	367		469	417	475	639

	Class I
	Year Ended March 31,
	2007		2006	2005	2004	2003
Per Share Operating Performance:
Net asset value, beginning of year	$10.14		10.32	10.67	10.51	9.91
Income (loss) from investment operations:
Net investment income	$0.53		0.44	0.36 *	0.35	0.39
Net realized and unrealized gain (loss) on investments	$0.09		(0.13)	(0.17)	0.33	0.76
Total from investment operations	$0.62		0.31	0.19	0.68	1.15
Less distributions from:
Net investment income	$0.53		0.45	0.37	0.38	0.40
Net realized gains on investments	$—		0.04	0.17	0.14	0.15
Total distributions	$0.53		0.49	0.54	0.52	0.55
Net asset value, end of year	$10.23		10.14	10.32	10.67	10.51
Total Return(1)%	6.26		2.94	1.85	6.60	11.88
Ratios and Supplemental Data:
Net assets, end of year (000’s)	$266,596		179,582	43,808	14,548	15,046
Ratios to average net assets:
Gross expenses prior to expense reimbursement/recoupment %	0.40		0.61	0.72	0.68	0.73
Net expenses after expense reimbursement/recoupment(2)%	0.36	(3)	0.60	0.68	0.71	0.73
Net investment income after expense reimbursement/recoupment(2)%	5.22	(3)	4.40	3.43	3.30	3.70
Portfolio turnover rate %	367		469	417	475	639
(1)	Total return is calculated assuming reinvestment of all dividends and capital gain distributions as net asset value and excluding the deduction of sales charges.
(2)

The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

(3)	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.01% impact on the expense ratio.
*	Per share numbers have been calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

ING INTERMEDIATE BOND FUND (CONTINUED)	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class O
	Year Ended March 31,			August 13, 2004(1) to March 31, 2005
	2007		2006
Per Share Operating Performance:
Net asset value, beginning of period	$10.14		10.32	10.41
Income (loss) from investment operations:
Net investment income	$0.50		0.40	0.21
Net realized and unrealized gain (loss) on investments	$0.09		(0.13)	(0.04)
Total from investment operations	$0.59		0.27	0.17
Lest distributions from:
Net investment income	$0.49		0.41	0.22
Net realized gains on investments	$—		0.04	0.04
Total distributions	$0.49		0.45	0.26
Net asset value, end of period	$10.24		10.14	10.32
Total Return(2)%	6.02		2.58	1.61
Ratios and Supplemental Data:
Net assets, end of period (000’s)	$53,096		43,171	33,997
Ratios to average net assets:
Gross expenses prior to expense reimbursement(3)%	0.73		0.95	1.00
Net expenses after expense reimbursement(3)(4)%	0.69	(5)	0.94	0.96
Net investment income after expense reimbursement(3)(4)%	4.88	(5)	3.91	3.19
Portfolio turnover rate %	367		469	417

	Class R
	Year Ended March 31,				March 16, 2004(1) to March 31, 2004
	2007		2006	2005
Per Share Operating Performance:
Net asset value, beginning of period	$10.15		10.34	10.67	10.71
Income (loss) from investment operations:
Net investment income	$0.47		0.38	0.33	0.01
Net realized and unrealized gain (loss) on investments	$0.10		(0.14)	(0.16)	(0.05)
Total from investment operations	$0.57		0.24	0.17	(0.04)
Lest distributions from:
Net investment income	$0.47		0.39	0.33	—
Net realized gains on investments	$—		0.04	0.17	—
Total distributions	$0.47		0.43	0.50	—
Net asset value, end of period	$10.25		10.15	10.34	10.67
Total Return(2)%	5.75		2.26	1.64	(0.37)
Ratios and Supplemental Data:
Net assets, end of period (000’s)	$5,572		799	313	1
Ratios to average net assets:
Gross expenses prior to expense reimbursement(3)%	0.98		1.17	1.21	1.25
Net expenses after expense reimbursement(3)(4)%	0.94	(5)	1.16	1.17	1.25
Net investment income after expense reimbursement(3)(4)%	4.63	(5)	3.79	2.96	3.20
Portfolio turnover rate %	367		469	417	475

(1)	Commencement of operations.
(2)

Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value. Total return for less than one year is not annualized. Total return for less than one year is not annualized.

(3)	Annualized for periods less than one year.
(4)

The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

(5)	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.01% impact on the expense ratio.

See Accompanying Notes to Financial Statements

ING NATIONAL TAX-EXEMPT BOND FUND	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year.

	Class A
	Year Ended March 31,
	2007	2006	2005	2004	2003
Per Share Operating Performance:
Net asset value, beginning of year	$10.28	10.50	10.78	10.87	10.32
Income (loss) from investment operations:
Net investment income	$0.40	0.37	0.34	0.35	0.39
Net realized and unrealized gain (loss) on investments	$0.09	(0.11)	(0.21)	0.12	0.67
Total from investment operations	$0.49	0.26	0.13	0.47	1.06
Less distributions from:
Net investment income	$0.40	0.37	0.34	0.35	0.39
Net realized gains on investments	$0.07	0.11	0.07	0.21	0.12
Total distributions	$0.47	0.48	0.41	0.56	0.51
Net asset value, end of year	$10.30	10.28	10.50	10.78	10.87
Total Return(1)%	4.83	2.55	1.19	4.41	10.44
Ratios and Supplemental Data:
Net assets, end of year (000’s)	$22,697	22,864	23,296	24,082	23,647
Ratios to average net assets:
Gross expenses prior to expense reimbursement/recoupment %	0.95	1.13	1.13	1.27	1.28
Net expenses after expense reimbursement/recoupment(2)%	0.87	1.06	1.10	1.15	1.15
Net investment income after expense reimbursement/recoupment(2)%	3.83	3.55	3.19	3.23	3.64
Portfolio turnover rate %	47	32	22	31	22

	Class B
	Year Ended March 31,
	2007	2006	2005	2004	2003
Per Share Operating Performance:
Net asset value, beginning of year	$10.27	10.50	10.77	10.86	10.31
Income (loss) from investment operations:
Net investment income	$0.32	0.29	0.26	0.27	0.31
Net realized and unrealized gain (loss) on investments	$0.09	(0.12)	(0.20)	0.12	0.67
Total from investment operations	$0.41	0.17	0.06	0.39	0.98
Less distributions from:
Net investment income	$0.32	0.29	0.26	0.27	0.31
Net realized gains on investments	$0.07	0.11	0.07	0.21	0.12
Total distributions	$0.39	0.40	0.33	0.48	0.43
Net asset value, end of year	$10.29	10.27	10.50	10.77	10.86
Total Return(1)%	4.05	1.68	0.54	3.63	9.65
Ratios and Supplemental Data:
Net assets, end of year (000’s)	$2,574	3,032	3,041	2,643	2,792
Ratios to average net assets:
Gross expenses prior to expense reimbursement/recoupment %	1.70	1.78	1.78	1.92	1.94
Net expenses after expense reimbursement/recoupment(2)%	1.62	1.81	1.85	1.90	1.90
Net investment income after expense reimbursement/recoupment(2)%	3.09	2.79	2.44	2.48	2.86
Portfolio turnover rate %	47	32	22	31	22

(1)	Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges.

(2)

The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

See Accompanying Notes to Financial Statements

ING NATIONAL TAX-EXEMPT BOND FUND (CONTINUED)	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year.

	Class C
	Year Ended March 31,
	2007	2006	2005	2004	2003
Per Share Operating Performance:
Net asset value, beginning of year	$10.28	10.50	10.78	10.87	10.33
Income (loss) from investment operations:
Net investment income	$0.32	0.29	0.26	0.27	0.31
Net realized and unrealized gain (loss) on investments	$0.09	(0.11)	(0.21)	0.12	0.66
Total from investment operations	$0.41	0.18	0.05	0.39	0.97
Less distributions from:
Net investment income	$0.32	0.29	0.26	0.27	0.31
Net realized gains on investments	$0.07	0.11	0.07	0.21	0.12
Total distributions	$0.39	0.40	0.33	0.48	0.43
Net asset value, end of year	$10.30	10.28	10.50	10.78	10.87
Total Return(1)%	4.04	1.77	0.49	3.63	9.56
Ratios and Supplemental Data:
Net assets, end of year (000’s)	$1,858	1,665	1,806	1,104	1,065
Ratios to average net assets:
Gross expenses prior to expense reimbursement/recoupment %	1.70	1.80	1.78	1.92	1.94
Net expenses after expense reimbursement/recoupment(2)%	1.62	1.81	1.85	1.90	1.90
Net investment income after expense reimbursement/recoupment(2)%	3.07	2.80	2.44	2.49	2.84
Portfolio turnover rate %	47	32	22	31	22

(1)	Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges.
(2)

The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

See Accompanying Notes to Financial Statements

ING CLASSIC MONEY MARKET FUND	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year.

	Class A
	Year Ended March 31,
	2007	2006	2005	2004		2003
Per Share Operating Performance:
Net asset value, beginning of year	$1.00	1.00	1.00	1.00		1.00
Income from investment operations:
Net investment income	$0.05	0.03	0.01	0.00	*	0.01
Total from investment operations	$0.05	0.03	0.01	0.00	*	0.01
Less distributions from:
Net investment income	$0.05	0.03	0.01	0.00	*	0.01
Total distributions	$0.05	0.03	0.01	0.00	*	0.01
Net asset value, end of year	$1.00	1.00	1.00	1.00		1.00
Total Return(1)%	4.63	3.07	1.02	0.44		1.06
Ratios and Supplemental Data:
Net assets, end of year (000’s)	$921,623	656,731	550,091	398,997		458,964
Ratios to average net assets:
Gross expenses prior to expense reimbursement %	1.21	1.10	1.08	1.16		1.27
Net expenses after expense reimbursement(2)%	0.77	0.77	0.77	0.77		0.77
Net investment income after expense reimbursement(2)%	4.55	3.07	1.06	0.44		1.06

	Class B
	Year Ended March 31,
	2007	2006	2005	2004		2003
Per Share Operating Performance:
Net asset value, beginning of year	$1.00	1.00	1.00	1.00		1.00
Income from investment operations:
Net investment income	$0.04	0.02	0.01	0.00	*	0.00	*
Total from investment operations	$0.04	0.02	0.01	0.00	*	0.00	*
Less distributions from:
Net investment income	$0.04	0.02	0.01	0.00	*	0.00	*
Total distributions	$0.04	0.02	0.01	0.00	*	0.00	*
Net asset value, end of year	$1.00	1.00	1.00	1.00		1.00
Total Return(1)%	4.00	2.46	0.57	0.15		0.43
Ratios and Supplemental Data:
Net assets, end of year (000’s)	$23,333	23,995	26,941	816		1,156
Ratios to average net assets:
Gross expenses prior to expense reimbursement %	1.46	1.34	1.33	1.41		1.52
Net expenses after expense reimbursement(2)%	1.36	1.34	1.33	1.07		1.40
Net investment income after expense reimbursement(2)%	3.95	2.43	0.94	0.15		0.46

(1)	Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value.
(2)

The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

*	Amount is less than $0.005.

See Accompanying Notes to Financial Statements

ING CLASSIC MONEY MARKET FUND (CONTINUED)	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year.

	Class C
	Year Ended March 31,
	2007	2006	2005	2004		2003
Per Share Operating Performance:
Net asset value, beginning of year	$1.00	1.00	1.00	1.00		1.00
Income from investment operations:
Net investment income	$0.04	0.02	0.01	0.00	*	0.00	*
Total from investment operations	$0.04	0.02	0.01	0.00	*	0.00	*
Less distributions from:
Net investment income	$0.04	0.02	0.01	0.00	*	0.00	*
Total distributions	$0.04	0.02	0.01	0.00	*	0.00	*
Net asset value, end of year	$1.00	1.00	1.00	1.00		1.00
Total Return(1)%	3.99	2.46	0.58	0.14		0.42
Ratios and Supplemental Data:
Net assets, end of year (000’s)	$4,345	4,868	3,932	546		524
Ratios to average net assets:
Gross expenses prior to expense reimbursement %	1.46	1.34	1.33	1.41		1.52
Net expenses after expense reimbursement(2)%	1.36	1.34	1.33	1.07		1.40
Net investment income after expense reimbursement(2)%	3.96	2.47	0.78	0.15		0.42
(1)	Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value.
(2)

The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

*	Amount is less than $0.005.

See Accompanying Notes to Financial Statements

ING INSTITUTIONAL PRIME MONEY MARKET FUND	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Year Ended March 31, 2007	July 28, 2005(1) to March 31, 2006
Per Share Operating Performance:
Net asset value, beginning of period	$1.00	1.00
Income (loss) from investment operations:
Net investment income	$0.05	0.03
Total from investment operations	$0.05	0.03
Less distributions from:
Net investment income	$0.05	0.03
Total distributions	$0.05	0.03
Net asset value, end of period	$1.00	1.00
Total Return(2)%	5.25	2.70
Ratios and Supplemental Data:
Net assets, end of period (000’s)	$724,330	179,659
Ratios to average net assets:
Gross expenses prior to expense reimbursement/recoupment(3)%	0.26	0.19
Net expenses after expense reimbursement/recoupment(3)(4)%	0.16	0.17
Net investment income after expense reimbursement/recoupment(3)(4)%	5.17	4.14

(1)	Commencement of operations.
(2)	Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value. Total return for less than one year is not annualized.
(3)	Annualized for periods less than one year.
(4)

The Investment Adviser has agreed to limit expenses, (excluding interest taxes, brokerage and extraordinary expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

See Accompanying Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS AS OF MARCH 31, 2007

NOTE 1 — ORGANIZATION

Organization. ING Funds Trust (“Trust”) is a Delaware statutory trust and is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (“1940 Act”). The Trust was organized on August 6, 1998 and was established under a Trust Instrument dated July 30, 1998. It consists of six separately managed series: ING GNMA Income Fund (“GNMA Income”), ING High Yield Bond Fund (“High Yield Bond”), ING Intermediate Bond Fund (“Intermediate Bond”), ING National Tax-Exempt Bond Fund (“National Tax-Exempt Bond”), ING Classic Money Market Fund (“Classic Money Market”) and ING Institutional Prime Money Market Fund (“Institutional Money Market”) (each, a “Fund” and collectively, the “Funds”).

The investment objective of each Fund is described in each Fund’s prospectus.

Each Fund, except Institutional Money Market, offers at least three of the following classes of shares: Class A, Class B, Class C, Class I, Class O, Class Q and Class R. The separate classes of shares differ principally in the applicable sales charges (if any), transfer agent fees, distribution fees and shareholder servicing fees. Shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of a Fund and earn income and realized gains/losses from the portfolio pro rata based on the average daily net assets of each class, without distinction between share classes. Differences in per share dividend rates generally result from the differences in separate class expenses, including distribution, and shareholder servicing fees. Class B shares, along with their pro rata reinvested dividend shares, automatically convert to Class A shares approximately eight years after purchase.

Effective July 31, 2006, Class B shares of the Funds (except Classic Money Market) are closed to new investment, provided that (1) Class B shares of the Funds may be purchased through the reinvestment of dividends issued by Class B shares of a Fund; and (2) subject to the terms and conditions of relevant exchange privileges and as permitted under their respective prospectuses, Class B shares of the Funds may be acquired through exchange of Class B shares of other funds in the ING mutual funds complex.

Effective July 31, 2006, the maximum Class A sales charge for GNMA Income, High Yield Bond, Intermediate Bond and National Tax-Exempt Bond has been lowered to 2.50%. Return calculations with a starting date prior to July 31, 2006 are based on a 4.75% sales charge, while returns with a starting date on or after July 31, 2006 are based on a 2.50% sales charge.

Effective January 2, 2007, Class M shareholders of GNMA Income were converted to Class A shares of GNMA Income. In addition, GNMA Income does not impose any front-end sales charge (load) on purchases of Class A shares of the Fund by its former Class M shareholders.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements, and such policies are in conformity with U.S. generally accepted accounting principles for investment companies.

A.	Security Valuation. Investments in equity securities traded on a national securities exchange are valued at the last reported sale price. Securities reported by NASDAQ will be valued at the NASDAQ official closing prices. Securities traded on an exchange or NASDAQ for which there has been no sale and securities traded in the over-the- counter-market are valued at the mean between the last reported bid and ask prices. All investments quoted in foreign currencies will be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at that time. Debt securities are valued at prices obtained from independent services or from one or more dealers making markets in the securities and may be adjusted based on the Funds’ valuation procedures. U.S. government obligations are valued by using market quotations or independent pricing services that use prices provided by marketmakers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics.

Securities and assets for which market quotations are not readily available (which may include certain restricted securities which are subject to limitations as to their sale) are valued at their fair values as determined in good faith by or under the supervision of the Funds’ Board of Trustees (“Board”), in accordance with methods that are specifically authorized by the Board. Securities traded on exchanges, including foreign exchanges, which close earlier than the time that a Fund calculates its net asset value (“NAV”) may also be valued at their fair values as determined in good faith by or under the supervision of a Fund’s Board,

NOTES TO FINANCIAL STATEMENTS AS OF MARCH 31, 2007 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

in accordance with methods that are specifically

authorized by the Board. If an event occurs after the time at which the market for foreign securities held by a Fund closes but before the time that a Fund’s NAV is calculated, such event may cause the closing price on the foreign exchange to not represent a readily available reliable market value quotation for such securities at the time the Fund determines its NAV. In such a case, the Fund will use the fair value of such securities as determined under a Fund’s valuation procedures. Events after the close of trading on a foreign market that could require a Fund to fair value some or all of its foreign securities include, among others, securities trading in the U.S. and other markets, corporate announcements, natural and other disasters, and political and other events. Among other elements of analysis in the determination of a security’s fair value, the Board has authorized the use of one or more independent research services to assist with such determinations. An independent research service may use statistical analyses and quantitative models to help determine fair value as of the time a Fund calculates its NAV. There can be no assurance that such models accurately reflect the behavior of the applicable markets or the effect of the behavior of such markets on the fair value of securities, or that such markets will continue to behave in a fashion that is consistent with such models. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment. Consequently, the fair value assigned to a security may not represent the actual value that a Fund could obtain if it were to sell the security at the time of the close of the NYSE. Pursuant to procedures adopted by the Board, a Fund is not obligated to use the fair valuations suggested by any research service, and valuation recommendations provided by such research services may be overridden if other events have occurred or if other fair valuations are determined in good faith to be more accurate. Unless an event is such that it causes a Fund to determine that the closing prices for one or more securities do not represent readily available reliable market value quotations at the time a Fund determines its NAV, events that occur between the time of the close of the foreign market on which they are traded and the close of regular trading on the NYSE will not be reflected in a Fund’s NAV. Investments in securities maturing in 60 days or less from the date of acquisition are valued at amortized cost, which, when combined with accrued interest, approximates market value.

Classic Money Market and Institutional Money Market use the amortized cost method to value their portfolio securities, which approximates market value. The amortized cost method involves valuing a security at its cost and amortizing any discount or premium over the period until maturity regardless of the impact of fluctuating interest rates or the market value of the security.

B.	Security Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Funds. Premium amortization and discount accretion are determined by the effective yield method.

C.	Foreign Currency Translation. The books and records of the Funds are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1)	Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at the end of the day.

(2)	Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at the end of the day, the Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities that are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statements of Assets and Liabilities for the estimated tax withholding based on the securities’ current market values. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

NOTES TO FINANCIAL STATEMENTS AS OF MARCH 31, 2007 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities.

D.	Foreign Currency Transactions and Futures Contracts. High Yield Bond, Intermediate Bond and National Tax-Exempt Bond may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to and from the U.S. dollar in connection with the planned purchases or sales of securities. The Funds either enter into these transactions on a spot basis at the spot rate prevailing in the foreign currency exchange market or use forward foreign currency contracts to purchase or sell foreign currencies. When the contract is fulfilled or closed, gains or losses are realized. Until then, the gain or loss is included in unrealized appreciation or depreciation. Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

High Yield Bond and Intermediate Bond may enter into futures contracts involving foreign currency, interest rates, securities and securities indices. A futures contract obligates the seller of the contract to deliver and the purchaser of the contract to take delivery of the type of foreign currency, financial instrument or security called for in the contract at a specified future time for a specified price. Upon entering into such a contract, a Fund is required to deposit and maintain as collateral such initial margin as required by the exchange on which the contract is traded. Pursuant to the contract, a Fund agrees to receive from or pay to the broker an amount equal to the daily fluctuations in the value of the contract. Such receipts or payments are known as variation margins and are recorded as unrealized gains or losses by the Fund. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

E.	Distributions to Shareholders. The Funds record distributions to their shareholders on the ex-dividend date. All Funds, with the exception of GNMA Income, declare dividends daily and pay dividends monthly. GNMA Income declares and pays dividends monthly. The Funds may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies.

F.	Federal Income Taxes. It is the policy of the Funds to comply with Subchapter M of the Internal Revenue Code and related excise tax provisions applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized capital gains to their shareholders. Therefore, no federal income tax provision is required. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expire.

G.	Use of Estimates. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

H.	Repurchase Agreements. Each Fund may invest in repurchase agreements only with government securities dealers recognized by the Board of

NOTES TO FINANCIAL STATEMENTS AS OF MARCH 31, 2007 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Governors of the Federal Reserve System. Under such agreements, the seller of the security agrees to repurchase it at a mutually agreed upon time and price. The resale price is in excess of the purchase price and reflects an agreed upon interest rate for the period of time the agreement is outstanding. The period of the repurchase agreements is usually short, from overnight to one week, while the underlying securities generally have longer maturities. Each Fund will receive as collateral securities acceptable to it whose market value is equal to at least 100% of the carrying amount of the repurchase agreements, plus accrued interest, being invested by the Fund. The underlying collateral is valued daily on a mark to market basis to assure that the value, including accrued interest is at least equal to the repurchase price. There would be potential loss to the Fund in the event the Fund is delayed or prevented from exercising its right to dispose of the collateral, and it may incur disposition costs in liquidating the collateral.

I.	Securities Lending. Each Fund (except GNMA Income) has the option to temporarily loan up to 30% of its total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender’s fee. The borrower is required to fully collateralize the loans with cash or U.S. government securities. Generally, in the event of counterparty default, a Fund has the right to use collateral to offset losses incurred. There would be potential loss to the Fund in the event the Fund is delayed or prevented from exercising its right to dispose of the collateral. The Fund bears the risk of loss with respect to the investment of collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Fund.

J.	Illiquid and Restricted Securities. GNMA Income may not invest in illiquid securities. Classic Money Market and Institutional Money Market Funds may not invest more than 10% of their net assets in illiquid securities and all other Funds may not invest more than 15% of their net assets in illiquid securities. Illiquid securities are not readily marketable. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Funds to sell them promptly at an acceptable price. Restricted securities are those sold under Rule 144A of the Securities Act of 1933 (“1933 Act”) or are securities offered pursuant to Section 4(2) of the 1933 Act, and are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Certain restricted securities may be considered liquid pursuant to procedures adopted by the Board or may be deemed illiquid because they may not be readily marketable. With the exception to the Classic Money Market and Institutional Money Market Funds, illiquid and restricted securities are valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value determined under procedures approved by the Board.

K.	Delayed Delivery Transaction. The Funds may purchase or sell securities on a when-issued or a delayed delivery basis. Each Fund (except GNMA Income) may enter into forward commitments. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The market value of such is identified in the Funds’ Portfolio of investments. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Funds are required to hold liquid assets as collateral with the Funds’ custodian sufficient to cover the purchase price.

L.	Mortgage Dollar Roll Transactions. Each Fund (except National Tax-Exempt Bond, Classic Money Market and Institutional Money Market) may engage in dollar roll transactions with respect to mortgage-backed securities issued or to be issued by Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corp. In a dollar roll transaction, a Fund sells a mortgage-backed security to a financial institution, such as a bank or broker/dealer, and simultaneously agrees to repurchase a substantially similar (i.e., same type, coupon, and maturity) security from the institution on a delayed delivery basis at an agreed upon price. The mortgage-backed securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. The Funds account for dollar roll transactions as purchases and sales.

NOTES TO FINANCIAL STATEMENTS AS OF MARCH 31, 2007 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

M.	Options Contracts. High Yield Bond and Intermediate Bond may purchase put and call options and may write (sell) put options and covered call options. High Yield Bond and Intermediate Bond may engage in option transactions as a hedge against adverse movements in the value of portfolio holdings or to increase market exposure. Option contracts are valued daily and unrealized gains or losses are recorded based upon the last sales price on the principal exchange on which the options are traded. High Yield Bond and Intermediate Bond will realize a gain or loss upon the expiration or closing of the option contract. When an option is exercised, the proceeds on sales of the underlying security for a written call option, the purchase cost of the security for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid. Realized and unrealized gains or losses on option contracts are reflected in the accompanying financial statements. The risk in writing a call option is that High Yield Bond and Intermediate Bond give up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that High Yield Bond and Intermediate Bond may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that High Yield Bond and Intermediate Bond pay a premium whether or not the option is exercised. Risks may also arise from an illiquid secondary market or from the inability of counterparties to meet the terms of the contract.

N.	Swap Contracts. High Yield Bond, Intermediate Bond and National Tax-Exempt Bond may enter into interest rate swaps, currency swaps and other types of swap agreements, including swaps on securities and indices. A swap is an agreement between two parties pursuant to which each party agrees to make one or more payments to the other on regularly scheduled dates over a stated term, based on different interest rates, currency exchange rates, security prices, the prices or rates of other types of financial instruments or assets or the levels of specified indices. During the term of the swap, changes in the value of the swap are recognized by marking-to-market the value of the swap.

O.	Construction Loan Securities. GNMA Income may purchase construction loan securities, which are issued to finance building costs. The funds are disbursed as needed or in accordance with a prearranged plan. The securities provide for the timely payment to the registered holder of interest at the specified rate plus scheduled installments of principal. Upon completion of the construction phase, the construction loan securities are terminated and project loan securities are issued. It is GNMA Income’s policy to record these GNMA certificates on trade date, and to segregate assets to cover its commitments on trade date as well.

NOTE 3 — INVESTMENT TRANSACTIONS

For the year ended March 31, 2007, the cost of purchases and proceeds from the sales of securities excluding short-term securities, were as follows:

	Purchases	Sales
GNMA Income	$—	$27,196
High Yield Bond	207,423,347	234,804,432
Intermediate Bond	928,038,935	711,018,058
National Tax-Exempt Bond	12,518,709	12,811,445

U.S. Government Securities not included above were as follows:

	Purchases	Sales
GNMA Income	$558,444,315	$572,282,861
High Yield Bond	1,520,640	1,519,980
Intermediate Bond	3,317,973,460	3,340,837,217

NOTE 4 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES

ING Investments, LLC (“ING Investments” or the ”Investment Adviser”), an Arizona limited liability company, serves as the investment adviser to the Funds. The Investment Adviser serves pursuant to an investment management agreement (“Management Agreement”) between the Investment Adviser and the Trust, on behalf of the Funds.

The Management Agreement compensates the Investment Adviser with a fee, computed daily and payable monthly, based on the average daily net assets of each Fund, at the following annual rates:

For GNMA Income — 0.47% on first $1 billion, 0.40% on next $4 billion and 0.35% on assets thereafter; for High Yield Bond — 0.51% on first $1 billion, 0.45% on next $4 billion and 0.40% on assets thereafter; for Intermediate Bond — 0.17%; for National Tax-Exempt Bond — 0.30%; for Classic Money Market — 0.25%; and for Institutional Money Market — 0.08%.

NOTES TO FINANCIAL STATEMENTS AS OF MARCH 31, 2007 (CONTINUED)

NOTE 4 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES (continued)

ING Investment Management Co. (“ING IM”), a Connecticut corporation, serves as the sub-adviser to the Funds. The Investment Adviser has entered into a sub-advisory agreement with ING IM. Subject to such policies as the Board or the Investment Adviser may determine, ING IM manages the Funds’ assets in accordance with the Funds’ investment objectives, policies, and limitations.

Effective November 1, 2006, all ING Funds sub-advised by ING IM are permitted to invest end-of-day cash balances into affiliated ING money market funds, including Institutional Money Market. Investment management fees paid by the Funds will be reduced by an amount equal to the management fees paid indirectly to Institutional Money Market with respect to assets invested by the Funds. As of March 31, 2007, Intermediate Bond waived $9,374. These fees are not subject to recoupment.

ING Funds Services, LLC (“IFS”), acts as administrator and provides certain administrative and shareholder services necessary for Fund operations and is responsible for the supervision of other service providers. For its services, IFS is entitled to receive from each Fund, with the exception of Classic Money Market and Institutional Money Market, a fee at an annual rate of 0.10% of its average daily net assets.

ING Funds Distributor, LLC (the “Distributor” or “IFD”) is the principal underwriter of the Funds. The Distributor, IFS, ING Investments and ING IM are indirect, wholly-owned subsidiaries of ING Groep N.V. (“ING Groep”). ING Groep is one of the largest financial service organizations in the world, and offers an array of banking, insurance and asset management services to both individual and institutional investors.

NOTE 5 — DISTRIBUTION AND SERVICE FEES

Each share class of the Funds (except Class I and as otherwise noted below) has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act and/or a Service Plan (the “Plans”), whereby the Distributor is reimbursed or compensated (depending on the class of shares) by certain of the Funds for expenses incurred in the distribution of each Fund’s shares (“Distribution Fees”). Pursuant to the Plans, the Distributor is entitled to payment each month for expenses incurred in the distribution and promotion of certain of each Fund’s shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees (“Service Fees”) paid to securities dealers who have executed a distribution agreement with the Distributor. Under the Plans, each class of shares of the Fund pays the Distributor a Distribution and/or Service Fee based on average daily net assets at the following annual rates:

	Class A	Class B	Class C	Class O	Class Q	Class R
GNMA Income	0.25%	1.00%	1.00%	N/A	0.25%	N/A
High Yield Bond	0.25%	1.00%	1.00%	N/A	N/A	N/A
Intermediate Bond	0.25%	1.00%	1.00%	0.25%	N/A	0.50%
National Tax-Exempt Bond	0.25%	1.00%	1.00%	N/A	N/A	N/A
Classic Money Market(1)	0.75%	1.00%	1.00%	N/A	N/A	N/A
Institutional Money Market	N/A	N/A	N/A	N/A	N/A	N/A

(1)	The Distributor has contractually agreed to waive a portion of the distribution fee for Class A of Classic Money Market to the extent necessary for expenses not to exceed 0.77%. The fee waiver will continue through at least August 1, 2007. There is no guarantee that this waiver will continue after that date.

During the year ended March 31, 2007, the Distributor waived $54,011, $7,484, and $3,560 of the Class A, Class B, and Class C Distribution Fee, respectively, for GNMA Income.

During the year ended March 31, 2007, the Distributor voluntarily waived $2,650,241 of the Class A Distribution and Service Fees for Classic Money Market.

The Distributor also receives the proceeds of initial sales charge paid by shareholders upon the purchase of Class A shares of the Funds, and the contingent deferred sales charge paid by shareholders upon certain redemptions for Class A, Class B, and Class C shares. For the year ended March 31, 2007, the Distributor retained the following amounts in sales charges:

	Class A Shares	Class C Shares
Initial Sales Charges
GNMA Income	$28,427	N/A
High Yield Bond	6,072	N/A
Intermediate Bond	44,029	N/A
National Tax-Exempt Bond	2,038	N/A
Contingent Deferred Sales Charge
GNMA Income	5,024	5,412
High Yield Bond	1,165	1,744
Intermediate Bond	58,890	8,595
Classic Money Market	8,267	4,916

NOTES TO FINANCIAL STATEMENTS AS OF MARCH 31, 2007 (CONTINUED)

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

At March 31, 2007, the Funds had the following amounts recorded in payable to affiliates on the accompanying Statements of Assets and Liabilities (see Notes 4 and 5):

Fund	Accrued Investment Management Fees	Accrued Administrative Fees	Accrued Shareholder Service and Distribution Fees	Accrued Recoupment	Total
GNMA Income	$250,123	$53,217	$191,843	$—	$495,183
High Yield Bond	71,141	13,949	72,962	64,840	222,892
Intermediate Bond	164,935	98,131	274,036	—	537,102
National Tax- Exempt Bond	6,983	2,328	8,680	—	17,991
Classic Money Market	199,907	—	335,982	—	535,889
Institutional Money Market	41,358	—	—	—	41,358

At March 31, 2007, the following ING Portfolios or indirect, wholly-owned subsidiaries of ING Groep owned more than 5% of the following Funds:

ING Life Insurance and Annuity Company	—	GNMA Income (16.68%); Intermediate Bond (19.73%); and National Tax-Exempt Bond (71.96%).

ING National Trust	—	GNMA Income (6.39%) and Intermediate Bond (16.96%).

ING VP Balanced	—	Institutional Money Market (6.93%).

ING VP Growth and Income	—	Institutional Money Market (6.79%).

ING VP Index Plus MidCap	—	Institutional Money Market (5.41%).

ING VP Intermediate Bond	—	Institutional Money Market (21.91%).

Security Life of Denver	—	Institutional Money Market (6.93%).

The Trust has adopted a Retirement Policy (“Policy”) covering all independent trustees of the Funds who will have served as an independent trustee for at least five years at the time of retirement. Benefits under this Policy are based on an annual rate as defined in the Policy.

The following is a summary of the transactions during the year ended March 31, 2007 in which the issuer was an affiliate of the ING Family of Funds.

High Yield Bond	Shares	Cost	Unrealized Gain on Investment Securities at 03/31/07	Value at 03/31/07
ING Prime Rate Trust	191,500	$1,340,220	$73,050	$1,413,270

NOTE 7 — OTHER ACCRUED EXPENSES & LIABILITIES

At March 31, 2007, the Funds had the following payables included in Other Accrued Expenses and Liabilities on the Statements of Assets and Liabilities that exceeded 5% of total liabilities:

Postage Fees
National Tax-Exempt Bond	$8,542

NOTE 8 — EXPENSE LIMITATIONS

Pursuant to a written expense limitation agreement (“Expense Limitation Agreement”), the Investment Adviser has agreed to limit expenses, excluding interest, taxes, brokerage and extraordinary expenses to the following annual expenses to average daily net assets ratios:

	Class A	Class B	Class C	Class I	Class O	Class Q	Class R
GNMA(1) Income	0.97%	1.72%	1.72%	0.67%	N/A	0.92%	N/A
High Yield Bond	1.10%	1.85%	1.85%	N/A	N/A	N/A	N/A
Intermediate Bond	0.69%	1.44%	1.44%	0.38%	0.69%	N/A	0.94%
National Tax-Exempt Bond	0.87%	1.62%	1.62%	N/A	N/A	N/A	N/A
Classic Money Market	0.77%	1.41%	1.41%	N/A	N/A	N/A	N/A

(1)	Effective December 5, 2005, the Distributor waived 0.02% of the distribution fee for GNMA Income Class A, Class B, and Class C. This waiver expired on August 1, 2006.

The Investment Adviser has agreed to limit expenses, excluding interest, taxes, brokerage, and extraordinary expenses to 0.17% of Institutional Money Market’s average daily net assets.

The Investment Adviser may at a later date recoup from a Fund for management fees waived and other expenses assumed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, a Fund’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statements of Operations for each Fund. Amounts payable by the Investment Adviser are reflected on the accompanying Statements of Assets and Liabilities for each Fund.

NOTES TO FINANCIAL STATEMENTS AS OF MARCH 31, 2007 (CONTINUED)

NOTE 8 — EXPENSE LIMITATIONS (continued)

As of March 31, 2007, the amounts of waived and reimbursed fees that are subject to possible recoupment by the Investment Adviser, and the related expiration dates are as follows:

	March 31,
	2008	2009	2010	Total
High Yield Bond	$—	$103,342	$14,936	$118,278
Intermediate Bond	233,692	77,333	410,687	721,712
National Tax-Exempt Bond	—	4,415	14,521	18,936
Institutional Money Market	—	22,801	—	22,801

The Expense Limitation Agreement is contractual and shall renew automatically for one-year terms unless ING Investments or the Registrant provides written notice of the termination of the Expense Limitation Agreement within 90 days of the end of the then current term or upon termination of the Management Agreement.

NOTE 9 — LINE OF CREDIT

All of the Funds included in this report with the exception of GNMA Income, in addition to certain other funds managed by the Investment Adviser, have entered into an unsecured committed revolving line of credit agreement (the “Credit Agreement”) with The Bank of New York (“BNY”) for an aggregate amount of $125,000,000. The proceeds may be used only to: (1) temporarily finance the purchase and sale of securities; (2) finance the redemption of shares of an investor in the Funds; and (3) enable the Funds to meet other emergency expenses as defined in the Credit Agreement. The Funds to which the line of credit is available pay a commitment fee equal to 0.09% per annum on the daily unused portion of the committed line amount payable quarterly in arrears.

The following Funds utilized the line of credit during the year ended March 31, 2007:

Fund	Days Utilized	Approximate Average Daily Balance	Approximate Weighted Average Interest Rate
High Yield Bond	70	$1,221,714	5.74%
Intermediate Bond	1	33,730,000	5.75
National Tax-Exempt Bond	3	500,000	5.72

NOTE 10 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

	Class A		Class B		Class C
	Year Ended March 31, 2007	Year Ended March 31, 2006	Year Ended March 31, 2007	Year Ended March 31, 2006	Year Ended March 31, 2007	Year Ended March 31, 2006
GNMA Income (Number of Shares)
Shares sold	12,317,038	10,066,265	418,493	907,252	1,638,013	807,886
Shares issued from merger	—	3,078,523	—	198,454	—	90,256
Shares converted	16,260	—	—	—	—	—
Dividends reinvested	2,562,078	2,715,779	219,336	300,193	110,704	118,917
Shares redeemed	(13,943,804)	(16,266,683)	(3,127,106)	(3,549,930)	(1,495,606)	(1,860,040)

Net increase (decrease) in shares outstanding	951,572	(406,116)	(2,489,277)	(2,144,031)	253,111	(842,981)

GNMA Income ($)
Shares sold	$102,165,092	$79,764,361	$3,440,663	$7,350,196	$13,544,694	$6,683,417
Shares issued from merger	—	30,711,195	—	1,981,002	—	900,531
Shares converted	135,446	—	—	—	—	—
Dividends reinvested	21,176,600	22,906,968	1,803,444	2,523,048	912,233	1,000,388
Shares redeemed	(115,414,682)	(137,264,555)	(25,729,304)	(29,799,295)	(12,329,180)	(15,663,159)

Net increase (decrease)	$8,062,456	$(3,882,031)	$(20,485,197)	$(17,945,049)	$2,127,747	$(7,078,823)

NOTES TO FINANCIAL STATEMENTS AS OF MARCH 31, 2007 (CONTINUED)

NOTE 10 — CAPITAL SHARES (continued)

	Class I		Class M(1)		Class Q
	Year Ended March 31, 2007	Year Ended March 31, 2006	Year Ended March 31, 2007	Year Ended March 31, 2006	Year Ended March 31, 2007	Year Ended March 31, 2006
GNMA Income (Number of Shares)
Shares sold	388,666	918,436	21	11	—	6
Shares issued from merger	—	1,261,704	—	—	—	—
Shares converted	—	—	(16,260)	—	—	—
Dividends reinvested	110,547	82,697	539	713	409	478
Shares redeemed	(1,002,531)	(1,297,179)	(7,596)	(936)	(3,921)	(2,761)

Net increase (decrease) in shares outstanding	(503,318)	965,658	(23,296)	(212)	(3,512)	(2,277)

GNMA Income ($)
Shares sold	$3,217,751	$5,608,472	$183	$468	$—	$210
Shares issued from merger	—	12,608,661	—	—	—	—
Shares converted	—	—	(135,446)	—	—	—
Dividends reinvested	914,120	696,912	4,454	6,027	3,383	4,044
Shares redeemed	(8,303,394)	(10,891,793)	(87,845)	(8,021)	(32,778)	(23,583)

Net increase (decrease)	$(4,171,523)	$8,022,252	$(218,654)	$(1,526)	$(29,395)	$(19,329)

	Class A		Class B		Class C
	Year Ended March 31, 2007	Year Ended March 31, 2006	Year Ended March 31, 2007	Year Ended March 31, 2006	Year Ended March 31, 2007	Year Ended March 31, 2006
High Yield Bond (Number of Shares)
Shares sold	3,615,770	4,283,666	266,421	376,934	191,105	105,440
Dividends reinvested	378,969	372,895	195,187	294,963	53,837	60,504
Shares redeemed	(3,780,937)	(5,922,652)	(4,352,976)	(6,312,010)	(538,454)	(1,160,116)

Net increase (decrease) in shares outstanding	213,802	(1,266,091)	(3,891,368)	(5,640,113)	(293,512)	(994,172)

High Yield Bond ($)
Shares sold	$31,635,027	$37,259,692	$2,319,953	$3,290,473	$1,677,325	$921,882
Dividends reinvested	3,326,451	3,253,464	1,707,325	2,572,262	472,060	527,995
Shares redeemed	(33,073,507)	(51,709,974)	(38,030,482)	(54,978,481)	(4,706,725)	(10,080,345)

Net increase (decrease)	$1,887,971	$(11,196,818)	$(34,003,204)	$(49,115,746)	$(2,557,340)	$(8,630,468)

	Class A		Class B		Class C
	Year Ended March 31, 2007	Year Ended March 31, 2006	Year Ended March 31, 2007	Year Ended March 31, 2006	Year Ended March 31, 2007	Year Ended March 31, 2006
Intermediate Bond (Number of Shares)
Shares sold	25,965,894	20,627,121	656,261	1,166,619	2,984,740	1,904,289
Dividends reinvested	2,435,262	1,775,655	147,555	147,654	168,367	139,301
Shares redeemed	(16,600,890)	(10,476,981)	(1,884,209)	(1,616,224)	(2,413,668)	(1,751,216)

Net increase (decrease) in shares outstanding	11,800,266	11,925,795	(1,080,393)	(301,951)	739,439	292,374

Intermediate Bond ($)
Shares sold	$263,447,770	$213,494,520	$6,636,660	$12,066,655	$30,296,219	$19,701,478
Dividends reinvested	24,727,335	18,351,362	1,494,084	1,523,148	1,707,577	1,437,949
Shares redeemed	(168,607,669)	(108,128,079)	(19,047,257)	(16,685,199)	(24,468,594)	(18,111,053)

Net increase (decrease)	$119,567,436	$123,717,803	$(10,916,513)	$(3,095,396)	$7,535,202	$3,028,374

(1)	Effective January 2, 2007, Class M shareholders of GNMA Income were converted to Class A shares of the Fund.

NOTES TO FINANCIAL STATEMENTS AS OF MARCH 31, 2007 (CONTINUED)

NOTE 10 — CAPITAL SHARES (continued)

	Class I		Class O		Class R
	Year Ended March 31, 2007	Year Ended March 31, 2006	Year Ended March 31, 2007	Year Ended March 31, 2006	Year Ended March 31, 2007	Year Ended March 31, 2006
Intermediate Bond (Number of Shares)
Shares sold	10,117,583	14,385,293	2,350,555	2,557,931	505,198	96,767
Dividends reinvested	1,030,404	523,382	220,506	153,640	3,191	—
Shares redeemed	(2,816,154)	(1,434,648)	(1,642,376)	(1,745,909)	(43,432)	(48,303)

Net increase in shares outstanding	8,331,833	13,474,027	928,685	965,662	464,957	48,464

Intermediate Bond ($)
Shares sold	$103,002,028	$149,792,618	$23,813,433	$26,487,057	$5,186,803	$1,003,142
Dividends reinvested	10,468,517	5,386,015	2,240,145	1,587,962	32,649	—
Shares redeemed	(28,589,953)	(14,825,960)	(16,637,324)	(18,063,082)	(441,991)	(499,122)

Net increase	$84,880,592	$140,352,673	$9,416,254	$10,011,937	$4,777,461	$504,020

	Class A		Class B		Class C
	Year Ended March 31, 2007	Year Ended March 31, 2006	Year Ended March 31, 2007	Year Ended March 31, 2006	Year Ended March 31, 2007	Year Ended March 31, 2006
National Tax-Exempt Bond (Number of Shares)
Shares sold	144,957	62,062	76,125	103,690	90,281	32,359
Dividends reinvested	7,130	7,266	4,451	5,690	1,965	2,708
Shares redeemed	(172,352)	(62,812)	(125,551)	(103,924)	(73,821)	(45,043)

Net increase (decrease) in shares outstanding	(20,265)	6,516	(44,975)	5,456	18,425	(9,976)

National Tax-Exempt Bond ($)
Shares sold	$1,495,877	$654,626	$785,282	$1,085,247	$937,766	$341,463
Dividends reinvested	73,567	75,964	45,884	59,389	20,274	28,303
Shares redeemed	(1,760,695)	(660,992)	(1,293,075)	(1,084,774)	(758,629)	(470,313)

Net increase (decrease)	$(191,251)	$69,598	$(461,909)	$59,862	$199,411	$(100,547)

	Class A		Class B		Class C
	Year Ended March 31, 2007	Year Ended March 31, 2006	Year Ended March 31, 2007	Year Ended March 31, 2006	Year Ended March 31, 2007	Year Ended March 31, 2006
Classic Money Market (Number of Shares)
Shares sold	606,768,162	494,264,073	11,233,378	34,975,633	5,158,087	5,750,624
Dividends reinvested	34,927,509	17,618,283	842,041	596,983	191,563	117,025
Shares redeemed	(376,859,280)	(405,226,116)	(12,739,589)	(38,519,102)	(5,872,862)	(4,931,775)

Net increase (decrease) in shares outstanding	264,836,391	106,656,240	(664,170)	(2,946,486)	(523,212)	935,874

Classic Money Market ($)
Shares sold	$606,768,162	$494,264,073	$11,233,378	$34,975,633	$5,158,087	$5,750,624
Dividends reinvested	34,927,509	17,618,283	842,041	596,983	191,563	117,025
Shares redeemed	(376,859,280)	(405,226,116)	(12,739,589)	(38,519,102)	(5,872,862)	(4,931,775)

Net increase (decrease)	$264,836,391	$106,656,240	$(664,170)	$(2,946,486)	$(523,212)	$935,874

NOTES TO FINANCIAL STATEMENTS AS OF MARCH 31, 2007 (CONTINUED)

NOTE 10 — CAPITAL SHARES (continued)

	Year Ended March 31, 2007	July 28, 2005(1) to March 31, 2006
Institutional Money Market (Number of Shares)
Shares sold	2,451,588,496	462,400,001
Dividends reinvested	5,275,844	3,264,932
Shares redeemed	(1,912,202,768)	(286,000,000)

Net increase in shares outstanding	544,661,572	179,664,933

Institutional Money Market ($)
Shares sold	$2,451,588,496	$462,400,001
Dividends reinvested	5,275,844	3,264,932
Shares redeemed	(1,912,202,768)	(286,000,000)

Net increase	$544,661,572	$179,664,933

(1)	Commencement of operations

NOTE 11 — CREDIT RISK AND DEFAULTED SECURITIES

Although each Fund has a diversified portfolio, High Yield Bond and Intermediate Bond may invest in lower rated and comparable quality unrated high yield securities. Investments in high yield securities are accompanied by a greater degree of credit risk and such lower rated securities tend to be more sensitive to economic conditions than higher rated securities. The risk of loss due to default by the issuer may be significantly greater for the holders of high yielding securities, because such securities are generally unsecured and are often subordinated to other creditors of the issuer. At March 31, 2007, the Funds did not hold any defaulted securities.

For financial reporting purposes, it is each Fund’s accounting practice to discontinue the accrual of income and to provide an estimate for probable losses due to unpaid interest income on defaulted bonds for the current reporting period.

NOTE 12 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as distributions of paid-in capital.

The following permanent tax differences have been reclassified as of March 31, 2007:

	Paid-in Capital	Undistributed Net Investment Income	Accumulated Net Realized Gains / (Losses)
GNMA Income	$(1,114,919)	$1,487,301	$(372,382)
High Yield Bond	(27,206,911)	100,982	27,105,929
Intermediate Bond	—	(948,036)	948,036
National Tax-Exempt Bond	—	75	(75)
Institutional Money Market	—	1,764	(1,764)

Dividends paid by the Funds from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

NOTES TO FINANCIAL STATEMENTS AS OF MARCH 31, 2007 (CONTINUED)

NOTE 12 — FEDERAL INCOME TAXES (continued)

The tax composition of dividends and distributions to shareholders was as follows:

	Year Ended March 31, 2007			Year Ended March 31, 2006
	Ordinary Income	Tax-Exempt Income	Long-Term Capital Gains	Ordinary Income	Tax-Exempt Income	Long-Term Capital Gains
GNMA Income	$30,072,600	$—	$—	$32,462,158	$—	$—
High Yield Bond	11,431,535	—	—	13,419,941	—	—
Intermediate Bond	49,839,121	—	—	34,140,572	—	998,520
National Tax-Exempt Bond	79,219	978,363	143,303	32,879	936,035	305,296
Classic Money Market	36,322,117	—	—	18,629,328	—	—
Institutional Money Market	16,054,400			4,773,069

The tax-basis components of distributable earnings and the expiration dates of the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of March 31, 2007 were:

	Undistributed Ordinary Income	Undistributed Tax-Exempt Income	Unrealized Appreciation/ (Depreciation)	Post-October Capital Losses Deferred	Post-October Currency Losses Deferred	Capital Loss Carryforwards	Expiration Dates
GNMA Income	$540,901	$—	$(2,890,694)	$—	$—	$(2,870,184)	2008
						(527,639)	2010
						(1,081,784)	2012
						(6,961,357)	2013
						(3,281,376)	2014

						$(14,722,340)

High Yield Bond	462,426	—	4,724,147	—	—	(78,500,574)	2008
						(115,139,658)	2009
						(79,792,137)	2010
						(69,190,309)	2011
						(6,099,584)	2012
						(126,079)	2014
						(16,822,526)	2015

						$(365,670,867)

Intermediate Bond	1,487,586	—	(736,876)	(5,286,715)	(754,213)	(6,787,487)	2015
National Tax-Exempt Bond	—	73,436	540,306	(6,815)	—	—	—
Classic Money Market	34,784	—	—	—	—	(6,927)	2011
						(18,913)	2012
						(63,053)	2013
						(42,453)	2014

						$(131,346)

Institutional Money Market	2,199,969	—	—	(2,265)	—	—	—

NOTE 13 — REORGANIZATIONS

On December 3, 2005, GNMA Income, as listed below (“Acquiring Fund”), acquired the assets and certain liabilities of ING Government Fund, also listed below (“Acquired Fund”), in a tax-free reorganization in exchange for shares of the Acquiring Fund, pursuant to a plan of reorganization approved by the Acquired Fund’s shareholders. The number and value of shares issued by the Acquiring Funds are presented in Note 10 — Capital Shares. Net assets and unrealized appreciation as of the reorganization date was as follows:

Acquiring Fund	Acquired Fund	Total net assets of Acquired Fund (000)	Total net assets of Acquiring Fund (000)	Acquired Fund Unrealized Appreciation/ Depreciation (000)	Conversion Ratio

GNMA Income	ING Government Fund	$46,201	$628,965	$(624)	1.20

The net assets of GNMA Income after the acquisition were $675,166,000.

NOTES TO FINANCIAL STATEMENTS AS OF MARCH 31, 2007 (CONTINUED)

NOTE 14 — ILLIQUID SECURITIES

Pursuant to guidelines adopted by the Funds’ Board, the following securities have been deemed to be illiquid. Except for GNMA Income, the Funds may invest up to 15% (10% for Classic Money Market and Institutional Money Market) of their net assets in illiquid securities. Fair value for certain of securities was determined by ING Funds Valuation Committee appointed by the Funds’ Board.

Fund	Security	Principal Amount/ Shares	Initial Acquisition Date	Cost	Value	Percent of Net Assets
High Yield Bond	Comforce Corp.	92,950	10/24/04	$—	$930	0.0%
	Dayton Superior Corp.	3,100	10/24/04	—	31	0.0%
	GT Group Telecom, Inc.	500	03/19/03	—	—	0.0%
	Jordan Tellecommunications	2,350	10/24/04	—	48,974	0.0%
	North Atlantic Trading Co.	17,906	10/24/04	210,181	18	0.0%

				$210,181	$49,953	0.0%

Intermediate Bond	Alpine III, 5.910%, due 08/16/14	527,000	08/04/04	$527,196	$528,579	0.1%
	Alpine III, 6.310%, due 08/16/14	527,000	08/04/04	527,196	528,841	0.1%
	Alpine III, 8.110%, due 08/16/14	789,000	08/04/04	796,191	794,199	0.1%
	Alpine III, 11.360%, due 08/16/14	1,348,000	08/17/04	1,363,436	1,382,441	0.1%
	Cameron Highway Oil Pipeline System Project, 5.860%, due 12/15/17	4,067,000	12/05/05	4,067,000	4,007,266	0.4%
	Nordea Kredit Realkreditaktieselskab, 6.000%, due 07/01/29	35	04/16/04	6	7	0.0%

				$7,281,025	$7,241,333	0.6%

Classic Money Market	Goldman Sachs Group, Inc., 5.360%, due 05/11/07	10,000,000	04/11/06	$10,000,000	$10,000,000	1.1%
	Newcastle CDO Ltd., 5.350%, due 09/24/07	5,400,000	09/22/05	5,400,000	5,400,000	0.6%
	Newcastle CDO Ltd., 5.350%, due 10/24/07	5,400,000	10/23/03	5,400,000	5,400,000	0.6%

				$20,800,000	$20,800,000	2.3%

Institutional Money Market	Goldman Sachs Group, Inc., 5.360%, due 05/11/07	1,000,000	04/11/06	$1,000,000	$1,000,000	0.1%

				$1,000,000	$1,000,000	0.1%

NOTE 15 — SECURITIES LENDING

Under an agreement with BNY, the Funds (except GNMA Income) can lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. government securities. The collateral must be in an amount equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The cash collateral received is invested in approved investments as defined in the Securities Lending Agreement with BNY (the “Agreement”). The securities purchased with cash collateral received are reflected in the Portfolio of Investments. Generally, in the event of counterparty default, the Funds have the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower’s failure to return a loaned security; however, there would be a potential loss to the Funds in the event the Funds are delayed or prevented from exercising their right to dispose of the collateral. The Funds bear the risk of loss with respect to the investment of collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Fund. At March 31, 2007, the following Fund had securities on loan with the following market value:

Fund	Value of Securities Loaned	Value of Collateral
Intermediate Bond	$121,165,025	$123,891,615

NOTES TO FINANCIAL STATEMENTS AS OF MARCH 31, 2007 (CONTINUED)

NOTE 16 — SUBSEQUENT EVENTS

Subsequent to March 31, 2007, the following Funds declared dividends from net investment income:

	Per Share Amount	Payable Date	Record Date
GNMA Income
Class A	$0.0300	April 4, 2007	March 30, 2007
Class B	$0.0246	April 4, 2007	March 30, 2007
Class C	$0.0246	April 4, 2007	March 30, 2007
Class I	$0.0321	April 4, 2007	March 30, 2007
Class Q	$0.0309	April 4, 2007	March 30, 2007
Class A	$0.0300	May 3, 2007	April 30, 2007
Class B	$0.0248	May 3, 2007	April 30, 2007
Class C	$0.0248	May 3, 2007	April 30, 2007
Class I	$0.0320	May 3, 2007	April 30, 2007
Class Q	$0.0303	May 3, 2007	April 30, 2007
High Yield Bond
Class A	$0.0508	May 1, 2007	Daily
Class B	$0.0452	May 1, 2007	Daily
Class C	$0.0453	May 1, 2007	Daily
Intermediate Bond
Class A	$0.0438	May 1, 2007	Daily
Class B	$0.0374	May 1, 2007	Daily
Class C	$0.0375	May 1, 2007	Daily
Class I	$0.0467	May 1, 2007	Daily
Class O	$0.0436	May 1, 2007	Daily
Class R	$0.0419	May 1, 2007	Daily
National Tax-Exempt Bond
Class A	$0.0325	May 1, 2007	Daily
Class B	$0.0262	May 1, 2007	Daily
Class C	$0.0262	May 1, 2007	Daily
Classic Money Market
Class A	$0.0038	May 1, 2007	Daily
Class B	$0.0033	May 1, 2007	Daily
Class C	$0.0033	May 1, 2007	Daily
Institutional Money Market	$0.0043	May 1, 2007	Daily

NOTE 17 — OTHER ACCOUNTING PRONOUNCEMENTS

In June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes.” This standard defines the threshold for recognizing the benefits of tax-return positions in the financial statements as “more-likely-than-not” to be sustained upon challenge by the taxing authority and requires measurement of a tax position meeting the more-likely-than-not criterion, based on the largest benefit that is more than 50 percent likely to be realized. FIN 48 is effective for fiscal years beginning after December 15, 2006, with early application permitted if no interim financial statements have been issued. However, acknowledging the unique issues that FIN 48 presents for investment companies that calculate NAVs, the U.S. Securities and Exchange Commission (the “SEC”) has indicated that they would not object if a fund implements FIN 48 in its NAV calculation as late as its last NAV calculation in the first required financial statement reporting period for its fiscal year beginning after December 15, 2006. For March year-end funds, this would be no later than their September 30, 2007 NAV and the effects of FIN 48 would be reflected in the funds’ semi-annual financial statements contained in their Form N-CSR filing. At adoption, companies must adjust their financial statements to reflect only those tax positions that are more likely-than-not to be sustained as of the adoption date. Management of the Funds has assessed the impact of adopting FIN 48 and currently does not believe that there will be a material impact to the Funds.

On September 15, 2006, the FASB issued Statement of Financial Accounting Standards No. 157 (“SFAS No. 157”), “Fair Value Measurements.” The new accounting statement defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles (“GAAP”), and expands disclosures about fair value measurements. SFAS No. 157 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). SFAS No. 157 also stipulates that, as a market-based measurement, fair value measurement should be determined based on the assumptions that market participants would use in pricing the asset or liability, and establishes a fair value hierarchy that distinguishes between (a) market participant assumptions developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (b) the reporting entity’s own assumptions about market participant assumptions developed based on the best information available in the circumstances (unobservable inputs). SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007. As of March 31, 2007, management of the Funds is currently assessing the impact, if any, that will result from adopting SFAS No. 157.

NOTE 18 — INFORMATION REGARDING TRADING OF ING’s U.S. MUTUAL FUNDS

In 2004, ING Investments reported to the Boards of Directors/Trustees (the “Boards”) of the ING Funds that, like many U.S. financial services companies, ING Investments and certain of its U.S. affiliates have received informal and formal requests for information since September 2003 from various governmental and self-regulatory agencies in connection with

NOTES TO FINANCIAL STATEMENTS AS OF MARCH 31, 2007 (CONTINUED)

NOTE 18 — INFORMATION REGARDING TRADING OF ING’s U.S. MUTUAL FUNDS (continued)

investigations related to mutual funds and variable insurance products. ING Investments has advised the Boards that it and its affiliates have cooperated fully with each request.

In addition to responding to regulatory and governmental requests, ING Investments reported that management of U.S. affiliates of ING Groep, including ING Investments (collectively, “ING”), on their own initiative, have conducted, through independent special counsel and a national accounting firm, an extensive internal review of trading in ING insurance, retirement, and mutual fund products. The goal of this review was to identify any instances of inappropriate trading in those products by third parties or by ING investment professionals and other ING personnel. ING’s internal review related to mutual fund trading is now substantially completed. ING has reported that, of the millions of customer relationships that ING maintains, the internal review identified several isolated arrangements allowing third parties to engage in frequent trading of mutual funds within ING’s variable insurance and mutual fund products, and identified other circumstances where frequent trading occurred, despite measures taken by ING intended to combat market timing. ING further reported that each of these arrangements has been terminated and fully disclosed to regulators. The results of the internal review were also reported to the independent members of the Boards.

ING Investments has advised the Boards that most of the identified arrangements were initiated prior to ING’s acquisition of the businesses in question in the U.S. ING Investments further reported that the companies in question did not receive special benefits in return for any of these arrangements, which have all been terminated.

Based on the internal review, ING Investments has advised the Boards that the identified arrangements do not represent a systemic problem in any of the companies that were involved.

In September 2005, IFD, the distributor of certain ING Funds, settled an administrative proceeding with the NASD regarding three arrangements, dating from 1995, 1996 and 1998, under which the administrator to the then-Pilgrim Funds, which subsequently became part of the ING Funds, entered into formal and informal arrangements that permitted frequent trading. Under the terms of the Letter of Acceptance, Waiver and Consent (“AWC”) with the NASD, under which IFD neither admitted nor denied the allegations or findings, IFD consented to the following sanctions: (i) a censure; (ii) a fine of $1.5 million; (iii) restitution of approximately $1.44 million to certain ING Funds for losses attributable to excessive trading described in the AWC; and (iv) agreement to make certification to NASD regarding the review and establishment of certain procedures.

In addition to the arrangements discussed above, in 2004, ING Investments reported to the Boards that, at this time, these instances include the following, in addition to the arrangements subject to the AWC discussed above:

•

Aeltus Investment Management, Inc. (a predecessor entity to ING IM) identified two investment professionals who engaged in extensive frequent trading in certain ING Funds. One was subsequently terminated for cause and incurred substantial financial penalties in connection with this conduct and the second has been disciplined.

•

ReliaStar Life Insurance Company (“ReliaStar”) entered into agreements seven years ago permitting the owner of policies issued by the insurer to engage in frequent trading and to submit orders until 4pm Central Time. In 2001 ReliaStar also entered into a selling agreement with a broker-dealer that engaged in frequent trading. Employees of ING affiliates were terminated and/or disciplined in connection with these matters.

•

In 1998, Golden American Life Insurance Company entered into arrangements permitting a broker-dealer to frequently trade up to certain specific limits in a fund available in an ING variable annuity product. No employee responsible for this arrangement remains at the company.

For additional information regarding these matters, you may consult the Form 8-K and Form 8-KA for each of four life insurance companies, ING USA Annuity and Life Insurance Company, ING Life Insurance and Annuity Company, ING Insurance Company of America, and ReliaStar Life Insurance Company of New York, each filed with the SEC on October 29, 2004 and September 8, 2004. These Forms 8-K and Forms 8-KA can be accessed through the SEC’s Web site at http://www.sec.gov. Despite the extensive internal review conducted through independent special counsel and a national accounting firm, there can be no assurance that the instances of inappropriate trading reported to the Boards are the only instances of such trading respecting the ING Funds.

NOTES TO FINANCIAL STATEMENTS AS OF MARCH 31, 2007 (CONTINUED)

NOTE 18 — INFORMATION REGARDING TRADING OF ING’s U.S. MUTUAL FUNDS (continued)

ING Investments reported to the Boards that ING is committed to conducting its business with the highest standards of ethical conduct with zero tolerance for noncompliance. Accordingly, ING Investments advised the Board that ING management was disappointed that its voluntary internal review identified these situations. Viewed in the context of the breadth and magnitude of its U.S. business as a whole, ING management does not believe that ING’s acquired companies had systemic ethical or compliance issues in these areas. Nonetheless, Investments reported that given ING’s refusal to tolerate any lapses, it has taken the steps noted below, and will continue to seek opportunities to further strengthen the internal controls of its affiliates.

•

ING has agreed with the ING Funds to indemnify and hold harmless the ING Funds from all damages resulting from wrongful conduct by ING or its employees or from ING’s internal investigation, any investigations conducted by any governmental or self-regulatory agencies, litigation or other formal proceedings, including any proceedings by the Securities and Exchange Commission. ING Investments reported to the Board that ING management believes that the total amount of any indemnification obligations will not be material to ING or its U.S. business.

•	ING updated its Code of Conduct for employees reinforcing its employees’ obligation to conduct personal trading activity consistent with the law, disclosed limits, and other requirements.

•

The ING Funds, upon a recommendation from ING, updated their respective Codes of Ethics applicable to investment professionals with ING entities and certain other fund personnel, requiring such personnel to pre-clear any purchases or sales of ING Funds that are not systematic in nature (i.e., dividend reinvestment), and imposing minimum holding periods for shares of ING Funds.

•

ING instituted excessive trading policies for all customers in its variable insurance and retirement products and for shareholders of the ING Funds sold to the public through financial intermediaries. ING does not make exceptions to these policies.

•	ING reorganized and expanded its U.S. Compliance Department, and created an Enterprise Compliance team to enhance controls and consistency in regulatory compliance.

Other Regulatory Matters

The New York Attorney General (the “NYAG”) and other federal and state regulators are also conducting broad inquiries and investigations involving the insurance industry. These initiatives currently focus on, among other things, compensation and other sales incentives; potential conflicts of interest; potential anti-competitive activity; reinsurance; marketing practices (including suitability); specific product types (including group annuities and indexed annuities); fund selection for investment products and brokerage sales; and disclosure. It is likely that the scope of these industry investigations will further broaden before they conclude. ING has received formal and informal requests in connection with such investigations, and is cooperating fully with each request. In connection with one such investigation, affiliates of ING Investments were named in a petition for relief and cease and desist order filed by the New Hampshire Bureau of Securities Regulation (the “NH Bureau”) concerning their administration of the New Hampshire state employees deferred compensation plan.

On October 10, 2006, an affiliate of ING Investments entered into an assurance of discontinuance with the NYAG (the “NYAG Agreement”) regarding the endorsement of its products by the New York State United Teachers Union Member Benefits Trust (“NYSUT”) and the sale of their products to NYSUT members. Under the terms of the NYAG Agreement, the affiliate of ING Investments, without admitting or denying the NYAG’s findings, will distribute $30 million to NYSUT members, and/or former NYSUT members, who participated in the NYSUT-endorsed products at any point between January 1, 2001 and June 30, 2006. The affiliate also agreed with the NYAG’s office to develop a one-page disclosure that will further improve transparency and disclosure regarding retirement product fees (the “One-Page Disclosure”). Pursuant to the terms of the NYAG Agreement, the affiliate has agreed for a five year period to provide its retirement product customers with the One-Page Disclosure.

In addition, on the same date, these affiliates of ING Investments entered into a consent agreement with the NH Bureau (the “NH Agreement”) to resolve this petition for relief and cease and desist order. Under the terms of the NH Agreement, these affiliates of ING Investments, without admitting or denying the NH Bureau’s claims, have agreed to pay $3 million to resolve the matter, and for a five year period to provide their retirement product customers with the One-Page Disclosure described above.

NOTES TO FINANCIAL STATEMENTS AS OF MARCH 31, 2007 (CONTINUED)

NOTE 18 — INFORMATION REGARDING TRADING OF ING’s U.S. MUTUAL FUNDS (continued)

Other federal and state regulators could initiate similar actions in this or other areas of ING’s businesses.

These regulatory initiatives may result in new legislation and regulation that could significantly affect the financial services industry, including businesses in which ING is engaged.

In light of these and other developments, ING continuously reviews whether modifications to its business practices are appropriate.

At this time, in light of the current regulatory factors, ING U.S. is actively engaged in reviewing whether any modifications in our practices are appropriate for the future.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares, or other adverse consequences to ING Funds.

ING GNMA INCOME FUND	PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2007

Principal Amount		Value
U.S. GOVERNMENT AND AGENCY OBLIGATIONS: 85.3%
Federal Home Loan Mortgage Corporation: 0.1%
$ 94,191	7.000%, due 11/01/14	$97,257
383,484	7.500%, due 12/01/14	396,759
99,633	7.500%, due 01/01/30	104,426
54,118	8.000%, due 01/01/30	57,031
40,836	9.500%, due 07/01/20	44,560

		700,033

Federal National Mortgage Corporation: 0.2%
77,568	6.500%, due 06/01/14	79,517
597,569	6.500%, due 02/01/29	615,582
97,782	7.000%, due 03/01/15	100,890
119,649	7.500%, due 05/01/28	125,508
101,784	8.500%, due 08/01/11	105,954
52,419	8.500%, due 05/01/15	56,051
34,587	8.500%, due 08/01/15	36,983
120,965	8.500%, due 09/01/15	129,347

		1,249,832

Government National Mortgage Association: 85.0%
6,308,895	3.750%, due 05/20/34	6,272,756
797,123	4.000%, due 05/20/33	722,917
923,155	4.000%, due 01/15/34	840,693
895,444	4.000%, due 03/15/34	815,458
1,464,935	4.500%, due 01/20/34	1,378,365
332,016	4.500%, due 05/20/34	312,395
396,008	4.500%, due 06/20/34	372,606
2,345,503	4.500%, due 10/20/34	2,212,936
4,335,579	4.500%, due 08/15/35	4,106,540
568,093	4.500%, due 09/15/35	538,082
1,494,178	4.500%, due 10/20/35	1,404,904
4,349,959	4.500%, due 11/15/35	4,120,161
1,115,858	5.000%, due 04/15/29	1,088,537
1,263,292	5.000%, due 04/15/30	1,231,696
1,329,430	5.000%, due 10/15/30	1,296,180
923,327	5.000%, due 05/15/33	900,211
1,003,472	5.000%, due 06/15/33	978,350
2,161,602	5.000%, due 07/15/33	2,107,487
994,221	5.000%, due 10/15/33	969,331
1,570,312	5.000%, due 10/20/33	1,521,213
3,922,090	5.000%, due 12/20/33	3,799,456
1,056,559	5.000%, due 02/20/34	1,022,936
948,091	5.000%, due 03/15/34	923,831
3,007,642	5.000%, due 04/15/34	2,927,395
541,755	5.000%, due 04/20/34	524,514
1,306,679	5.000%, due 06/20/34	1,265,096
1,032,134	5.000%, due 07/20/34	999,288
403,833	5.000%, due 09/20/34	390,982
1,935,119	5.000%, due 12/20/34	1,873,536
1,586,444	5.000%, due 03/15/35	1,545,018
2,675,029	5.000%, due 04/15/35	2,605,176
3,785,363	5.000%, due 05/15/35	3,686,516
1,628,660	5.000%, due 05/20/35	1,580,024
1,760,566	5.000%, due 06/15/35	1,714,592
26,719,967	5.000%, due 11/20/35	25,922,037
4,801,591	5.000%, due 04/20/36	4,655,698
4,499,948	5.000%, due 05/20/36	4,363,220
1,025,898	5.500%, due 08/20/24	1,023,079
35,891	5.500%, due 04/20/29	35,758

Principal Amount		Value
$ 507,634	5.500%, due 10/15/32	$505,774
1,730,904	5.500%, due 12/15/32	1,724,561
2,651,283	5.500%, due 03/15/33	2,641,055
2,587,784	5.500%, due 04/15/33	2,577,800
6,466,733	5.500%, due 05/15/33	6,441,786
2,873,486	5.500%, due 06/15/33	2,862,400
8,037,822	5.500%, due 07/15/33	8,005,431
563,629	5.500%, due 09/15/33	561,455
708,194	5.500%, due 10/15/33	705,462
11,401,990	5.500%, due 11/15/33	11,354,083
2,233,784	5.500%, due 12/15/33	2,224,249
642,721	5.500%, due 12/20/33	638,039
3,304,420	5.500%, due 01/15/34	3,287,505
556,907	5.500%, due 01/20/34	552,692
3,527,717	5.500%, due 02/15/34	3,509,658
966,213	5.500%, due 03/15/34	962,213
1,173,264	5.500%, due 03/20/34	1,164,384
10,962,528	5.500%, due 04/15/34	10,912,551
998,096	5.500%, due 04/20/34	991,450
375,161	5.500%, due 05/15/34	373,608
1,716,908	5.500%, due 06/15/34	1,709,801
785,809	5.500%, due 06/20/34	779,862
1,843,017	5.500%, due 07/15/34	1,835,388
847,362	5.500%, due 07/20/34	842,532
9,022,926	5.500%, due 08/15/34	8,985,577
881,883	5.500%, due 08/20/34	875,209
8,645,723	5.500%, due 09/15/34	8,609,934
5,493,623	5.500%, due 10/15/34	5,470,882
189,818	5.500%, due 12/15/34	189,033
255,682	5.500%, due 12/20/34	253,747
5,363,625	5.500%, due 01/15/35	5,339,102
579,868	5.500%, due 01/20/35	575,231
3,288,618	5.500%, due 02/15/35	3,273,582
3,905,423	5.500%, due 03/15/35	3,887,567
2,886,005	5.500%, due 04/15/35	2,872,810
5,512,276	5.500%, due 05/15/35	5,487,074
1,026,592	5.500%, due 06/15/35	1,021,898
1,459,709	5.500%, due 07/15/35	1,453,035
901,515	5.500%, due 11/15/35	897,393
3,462,181	5.500%, due 03/15/36	3,444,654
15,457,989	5.500%, due 03/20/36	15,353,035
995,600	5.500%, due 04/15/36	990,560
20,094,384	5.500%, due 04/20/36	19,961,314
2,382,018	5.500%, due 05/15/36	2,369,959
725,409	5.500%, due 06/15/36	721,737
26,209,662	5.500%, due 06/20/36	26,036,096
2,969,589	5.500%, due 07/15/36	2,954,556
626,274	5.500%, due 08/15/36	623,104
14,616,230	5.500%, due 08/20/36	14,519,438
912,590	5.500%, due 09/15/36	907,970
3,696,719	5.500%, due 10/15/36	3,678,005
3,452,682	5.500%, due 11/15/36	3,435,204
2,241,991	5.500%, due 12/15/36	2,230,641
5,348,580	5.500%, due 01/15/37	5,321,203
224,331	5.750%, due 11/20/27	225,969
299,635	5.750%, due 12/20/27	301,822
107,824	5.750%, due 02/20/28	108,584
850,072	5.750%, due 03/20/28	856,060
327,716	5.750%, due 04/20/28	330,025
194,633	5.750%, due 07/20/28	196,004
207,065	5.750%, due 01/20/29	208,451
117,630	5.750%, due 04/20/29	118,417
902,526	5.750%, due 07/20/29	908,569

See Accompanying Notes to Financial Statements

ING GNMA INCOME FUND	PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2007 (CONTINUED)

Principal Amount		Value
Government National Mortgage Association (continued)
$ 423,398	6.000%, due 10/15/15	$431,226
832,344	6.000%, due 10/15/25	844,992
1,922,859	6.000%, due 04/15/26	1,956,584
791,486	6.000%, due 07/15/28	805,158
499,918	6.000%, due 08/15/28	508,553
1,194,763	6.000%, due 09/15/28	1,215,400
461,279	6.000%, due 02/15/29	469,235
323,148	6.000%, due 04/15/29	328,636
369,571	6.000%, due 02/15/32	375,437
1,844,101	6.000%, due 07/15/32	1,873,372
4,845,989	6.000%, due 08/15/32	4,924,392
9,586,447	6.000%, due 09/15/32	9,738,613
1,711,004	6.000%, due 11/15/32	1,738,162
1,281,791	6.000%, due 12/15/32	1,302,136
14,614,003	6.000%, due 01/15/33	14,840,860
1,418,284	6.000%, due 02/15/33	1,440,300
1,930,314	6.000%, due 03/15/33	1,960,278
508,925	6.000%, due 04/15/33	516,825
2,108,430	6.000%, due 05/15/33	2,141,160
3,879,808	6.000%, due 09/15/33	3,940,036
5,122,792	6.000%, due 10/15/33	5,202,314
1,385,753	6.000%, due 12/15/33	1,407,265
1,044,069	6.000%, due 01/15/34	1,057,975
1,002,561	6.000%, due 01/20/34	1,014,187
320,334	6.000%, due 02/15/34	324,600
3,887,778	6.000%, due 03/20/34	3,932,864
530,685	6.000%, due 04/20/34	536,839
3,397,005	6.000%, due 05/20/34	3,436,399
185,516	6.000%, due 06/20/34	187,667
799,054	6.000%, due 07/20/34	808,320
3,063,035	6.000%, due 08/20/34	3,098,556
484,558	6.000%, due 09/15/34	491,510
971,920	6.000%, due 10/15/34	985,864
6,252,460	6.000%, due 10/20/34	6,324,966
10,168,748	6.000%, due 11/20/34	10,286,670
10,162,460	6.000%, due 12/20/34	10,280,309
2,716,393	6.000%, due 01/20/35	2,746,123
1,152,922	6.000%, due 02/20/35	1,165,540
1,750,023	6.000%, due 03/20/35	1,769,175
591,450	6.000%, due 04/20/35	597,923
254,333	6.000%, due 06/20/35	257,117
990,738	6.000%, due 05/15/36	1,003,982
1,986,913	6.000%, due 06/15/36	2,013,472
1,846,581	6.000%, due 07/15/36	1,871,265
1,298,415	6.000%, due 08/15/36	1,315,771
995,092	6.000%, due 09/15/36	1,008,393
1,750,474	6.000%, due 10/15/36	1,773,874
3,236,337	6.000%, due 01/20/37	3,270,539
138,682	6.250%, due 03/15/28	141,703
177,898	6.250%, due 04/15/28	181,773
209,720	6.280%, due 01/20/26	213,833
623,587	6.280%, due 05/20/26	635,818
310,176	6.500%, due 02/15/26	319,001
307,269	6.500%, due 03/15/28	316,531
208,219	6.500%, due 08/15/28	214,495
2,277,045	6.500%, due 11/15/28	2,345,684
367,600	6.500%, due 07/20/29	378,087
30,495	6.500%, due 05/15/31	31,385
1,407,966	6.500%, due 08/20/31	1,446,846
336,540	6.500%, due 09/15/31	346,359
2,171,058	6.500%, due 01/15/32	2,232,389
998,854	6.500%, due 02/15/32	1,027,071
103,824	6.500%, due 04/20/32	106,595

Principal Amount		Value
$ 374,545	6.500%, due 07/20/32	$384,541
778,467	6.500%, due 08/15/32	800,458
2,139,912	6.500%, due 11/15/33	2,196,779
1,100,907	6.500%, due 11/20/33	1,128,445
685,081	6.500%, due 01/20/34	701,563
654,396	6.500%, due 02/20/34	670,140
389,406	6.500%, due 03/20/34	398,774
456,374	6.500%, due 08/20/34	467,354
2,110,912	6.500%, due 09/20/34	2,161,699
1,675,862	6.500%, due 10/20/34	1,716,181
1,618,953	6.500%, due 11/20/34	1,657,903
1,362,922	6.500%, due 12/20/34	1,395,713
669,504	6.500%, due 03/20/35	685,567
1,463,275	6.500%, due 04/20/36	1,498,007
1,197,386	6.500%, due 05/15/36	1,228,872
6,868,210	6.500%, due 09/15/36	7,048,818
9,438,983	6.500%, due 09/20/36	9,672,469
3,435,846	6.500%, due 11/15/36	3,526,196
1,996,808	6.500%, due 12/15/36	2,049,316
9,304,961	6.500%, due 01/15/37	9,549,919
7,877,409	6.500%, due 02/15/37	8,084,786
1,409,062	6.500%, due 02/20/37	1,442,545
16,351	6.750%, due 08/15/28	16,992
407,441	6.750%, due 10/15/28	423,401
60,411	6.750%, due 11/15/28	62,778
90,501	7.000%, due 09/15/23	94,639
24,717	7.000%, due 12/15/23	25,848
51,436	7.000%, due 04/15/26	53,844
283,975	7.000%, due 01/15/27	297,280
194,332	7.000%, due 11/15/27	203,437
337,836	7.000%, due 07/15/28	353,514
28,352	7.000%, due 07/15/29	29,670
54,723	7.000%, due 10/15/30	57,264
68,701	7.000%, due 05/15/31	71,862
704,491	7.000%, due 06/15/31	737,198
367,945	7.000%, due 09/15/31	384,873
255,359	7.000%, due 11/15/31	265,483
169,669	7.000%, due 12/15/31	177,475
2,317,235	7.000%, due 01/15/32	2,424,428
4,420,063	7.000%, due 02/15/32	4,624,532
3,050,910	7.000%, due 03/15/32	3,192,043
4,155,451	7.000%, due 04/15/32	4,347,680
3,668,298	7.000%, due 05/15/32	3,837,991
2,327,402	7.000%, due 07/15/32	2,435,066
1,017,528	7.000%, due 08/20/36	1,053,449
46,695	7.250%, due 01/15/29	48,473
95,973	7.500%, due 08/20/27	99,933
265,860	7.500%, due 12/15/28	277,903
442,713	7.500%, due 10/15/30	462,390
49,551	7.500%, due 12/15/30	51,754
126,876	7.500%, due 01/15/31	132,492
162,321	7.500%, due 10/15/31	169,506
135,673	7.500%, due 01/15/32	141,524
24,768	7.800%, due 05/15/19	26,126
36,339	7.800%, due 07/15/19	38,333
12,181	8.000%, due 03/20/24	12,868
44,462	8.000%, due 11/15/25	47,180
128,562	8.000%, due 07/15/26	136,499
146,637	8.000%, due 09/15/26	155,690
62,267	8.000%, due 09/20/26	65,862
49,728	8.000%, due 12/15/26	52,799
28,639	8.000%, due 04/15/27	30,405
65,437	8.000%, due 06/15/27	69,471

See Accompanying Notes to Financial Statements

ING GNMA INCOME FUND	PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2007 (CONTINUED)

Principal Amount		Value
Government National Mortgage Association (continued)
$ 107,445	8.000%, due 07/15/27	$114,069
27,240	8.000%, due 03/15/28	28,932
41,897	8.050%, due 07/15/19	44,567
44,324	9.000%, due 05/15/16	47,537
43,816	9.000%, due 07/15/16	46,992
12,025	9.500%, due 11/15/21	13,138

		531,615,799

Small Business Administration: 0.0%
34,143	8.250%, due 11/01/11	35,499

	Total U.S. Government and Agency Obligations (Cost $536,477,777)	533,601,163

U.S. TREASURY OBLIGATIONS: 0.8%
U.S. Treasury Notes: 0.8%
3,021,000	4.000%, due 08/31/07	3,009,436
1,868,000	4.250%, due 10/31/07	1,860,412

	Total U.S. Treasury Obligations (Cost $4,883,861)	4,869,848

	Total Long-Term Investments (Cost $541,361,638)	538,471,011

Principal Amount			Value
SHORT-TERM INVESTMENTS: 13.3%
U.S. Treasury Bills: 13.3%
$ 4,000,000	5.130%, due 04/12/07		$3,993,173
77,000,000	4.880%, due 05/03/07		76,657,232
3,000,000	4.840%, due 06/28/07		2,964,550

	Total Short-Term Investments (Cost $83,614,955)		83,614,955

	Total Investments in Securities
	(Cost $624,976,593)*	99.4%	$622,085,966
	Other Assets and Liabilities - Net	0.6	3,465,467

	Net Assets	100.0%	$625,551,433

C	Bond may be called prior to maturity date.
*	Cost for federal income tax purposes is $624,976,660.

Net unrealized depreciation consists of:
Gross Unrealized Appreciation	$2,897,925
Gross Unrealized Depreciation	(5,788,619)

Net Unrealized Depreciation	$(2,890,694)

See Accompanying Notes to Financial Statements

ING HIGH YIELD BOND FUND	PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2007

Principal Amount			Value
CORPORATE BONDS/NOTES: 98.5%
Advertising: 1.6%
$1,400,000	C	R.H. Donnelley Corp., 6.875%, due 01/15/13	$1,368,500
385,000	C	R.H. Donnelley Corp., 8.875%, due 01/15/16	410,988
855,000	C	Visant Corp., 7.625%, due 10/01/12	874,238

			2,653,726

Aerospace/Defense: 0.5%
795,0000	C	DRS Technologies, Inc., 6.875%, due 11/01/13	806,925

			806,925

Airlines: 1.3%
800,000	C	AMR Corp., 8.608%, due 04/01/11	846,500
630,857	C	Continental Airlines, Inc., 7.461%, due 04/01/15	658,852
515,000		United Air Lines, Inc., 6.932%, due 09/01/11	587,422

			2,092,774

Apparel: 0.9%
810,000	C	Levi Strauss & Co., Discount Note, due 04/01/12	826,200
630,000	C	Phillips-Van Heusen, 8.125%, due 05/01/13	664,650

			1,490,850

Auto Manufacturers: 2.6%
1,700,000		Ford Motor Co., Discount Note, due 11/29/13	1,709,206
1,050,000	C	General Motors Corp., 7.125%, due 07/15/13	984,375
1,775,000	C	General Motors Corp., 8.375%, due 07/15/33	1,601,938

			4,295,519

Auto Parts & Equipment: 0.6%
555,000	#, C	TRW Automotive, Inc., 7.000%, due 03/15/14	546,675
370,000	#, C	TRW Automotive, Inc., 7.250%, due 03/15/17	364,450

			911,125

Building Materials: 1.1%
675,000	C	Goodman Global Holding Co., Inc., 7.875%, due 12/15/12	681,750
205,000	C	Goodman Global Holding Co., Inc., 8.360%, due 06/15/12	207,050
825,000	C	Interline Brands, Inc., 8.125%, due 06/15/14	855,938

			1,744,738

Chemicals: 6.6%
745,000	C	Equistar Chemicals LP, 10.625%, due 05/01/11	789,700
925,000	#, C	Huntsman International, LLC, 7.875%, due. 11/15/14	960,844

Principal Amount			Value
$1,690,000	@@, #, C	Ineos Group Holdings PLC, 8.500%, due 02/15/16	$1,626,625
1,575,000	C	Lyondell Chemical Co., 8.000%, due 09/15/14	1,657,688
1,000,000	C	Lyondell Chemical Co., 8.250%, due 09/15/16	1,075,000
460,000	#, C	MacDermid, Inc., 9.500%, due 04/15/17	473,800
600,000	#, C	Momentive Performance Materials, Inc., 9.750%, due 12/01/14	621,000
1,000,000	#, C	Momentive Performance Materials, Inc., 11.500%, due 12/01/16	1,030,000
800,000	@@, C	Nova Chemicals Corp., 8.502%, due 11/15/13	800,000
800,000	C	PolyOne Corp., 8.875%, due 05/01/12	808,000
351,000	C	Rockwood Specialties Group, Inc., 10.625%, due 05/15/11	372,060
485,000	#, C	Terra Capital, Inc., 7.000%, due 02/01/17	485,000

			10,699,717

Commercial Services: 5.6%
960,000	#, C	Alion Science and Technology Corp., 10.250%, due 02/01/15	993,600
660,000	#, C	Aramark Corp., 8.500%, due 02/01/15	689,700
440,000	#, C	Aramark Corp., 8.860%, due 02/01/15	454,300
1,390,000	#, C	Ashtead Capital, Inc., 9.000%, due 08/15/16	1,487,300
980,000	#, C	Avis Budget Car Rental, LLC, 7.625%, due 05/15/14	1,004,500
665,000	#, C	Avis Budget Car Rental, LLC, 7.750%, due 05/15/16	679,963
770,000	C	Corrections Corp. of America, 7.500%, due 05/01/11	795,025
930,000	C	Hertz Corp., 8.875%, due 01/01/14	1,006,725
1,130,000	C	Hertz Corp., 10.500%, due 01/01/16	1,293,850
740,000	#, C	Rental Services Corp., 9.500%, due 12/01/14	791,800

			9,196,763

Computers: 0.6%
845,000	C	Sungard Data Systems, Inc., 9.125%, due 08/15/13	910,488

			910,488

Distribution/Wholesale: 0.8%
1,185,000	C	VWR International, Inc., 8.000%, due 04/15/14	1,241,288

			1,241,288

See Accompanying Notes to Financial Statements

ING HIGH YIELD BOND FUND	PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2007 (CONTINUED)

Principal Amount			Value
Diversified Financial Services: 12.2%
$ 705,000	#	Astoria Depositor Corp., 8.144%, due 05/01/21	$773,910
685,000	C	BCP Crystal US Holdings Corp., 9.625%, due 06/15/14	781,530
655,000	C	Crystal US Holdings 3, LLC, 10.500%, due 10/01/14	611,606
2,200,000	#	Ford Motor Credit Co., 9.750%, due 09/15/10	2,319,022
1,030,000		Ford Motor Credit Co., 9.806%, due 04/15/12	1,093,304
2,295,000		Ford Motor Credit Co., 9.875%, due 08/10/11	2,432,555
950,000		General Motors Acceptance Corp., 6.750%, due 12/01/14	935,312
1,480,000		General Motors Acceptance Corp., 6.875%, due 09/15/11	1,482,834
460,000	#, C	Hawker Beechcraft Acquisition Co., LLC, 8.500%, due 04/01/15	478,975
460,000	#, C	Hawker Beechcraft Acquisition Co., LLC, 9.750%, due 04/01/17	481,850
670,000	#, C	Hexion US Finance Corp., 9.750%, due 11/15/14	706,013
1,580,000	#, C	Idearc, Inc., 8.000%, due 11/15/16	1,633,325
945,000	#, C	PGS Solutions, Inc., 9.625%, due 02/15/15	957,409
470,000	#, C	Pinnacle Foods Finance, LLC, 9.250%, due 04/01/15	464,125
280,000	#, C	Pinnacle Foods Finance, LLC, 10.625%, due 04/01/17	276,850
1,160,274	#, C	Piper Jaffray Equipment Trust Securities, 6.750%, due 04/01/11	1,154,472
670,000	#, C	PNA Intermediate Holding Corp., 12.360%, due 02/15/13	690,100
755,000	#, C	Rainbow National Services, LLC, 8.750%, due 09/01/12	806,906
880,000	#, C	Tropicana Entertainment, 9.625%, due 12/15/14	887,700
950,000	C	Universal City Florida Holding Co. I/II, 10.110%, due 05/01/10	984,438

			19,952,236

Electric: 3.0%
495,000	#, C	AES Corp., 8.750%, due 05/15/13	529,650
665,000	C	CMS Energy Corp., 8.500%, due 04/15/11	726,513
713,575	C	Homer City Funding, LLC, 8.734%, due 10/01/26	815,259
905,998	C	Midwest Generation, LLC, 8.300%, due 07/02/09	931,008

Principal Amount			Value
$ 997,586	C	Midwest Generation, LLC, 8.560%, due 01/02/16	$1,091,733
860,000	C	Mirant North America, LLC, 7.375%, due 12/31/13	885,800

			4,979,963

Electronics: 0.5%
900,000		Sanmina-Sci Corp., 7.880%, due 01/31/08	904,311

			904,311

Entertainment: 2.5%
570,000	C	AMC Entertainment, Inc., 8.625%, due 08/15/12	607,050
1,125,000	C	AMC Entertainment, Inc., 11.000%, due 02/01/16	1,286,719
885,000	C	Pinnacle Entertainment, Inc., 8.250%, due 03/15/12	915,975
195,000	C	Six Flags Theme Parks, Inc., 8.875%, due 02/01/10	197,438
1,070,000	C	Six Flags Theme Parks, Inc., 9.625%, due 06/01/14	1,011,150

			4,018,332

Environmental Control: 1.8%
660,000	C	Allied Waste North America, Inc., 6.875%, due 06/01/17	664,950
1,280,000	C	Waste Services, Inc., 9.500%, due 04/15/14	1,347,200
865,000	C	WCA Waste Corp., 9.250%, due 06/15/14	923,388

			2,935,538

Food: 1.2%
770,000	C	Albertson’s, Inc., 7.450%, due 08/01/29	761,324
730,000	C	Albertson’s, Inc., 7.500%, due 02/15/11	772,404
425,000	C	Stater Brothers Holdings, 8.125%, due 06/15/12	439,875

			1,973,603

Forest Products & Paper: 4.2%
798,000	C	Abitibi-Consolidated Finance LP, 7.875%, due 08/01/09	802,988
1,135,000	C	Appleton Papers, Inc., 8.125%, due 06/15/11	1,171,888
700,000	@@, C	Catalyst Paper Corp., 8.625%, due 06/15/11	714,000
760,000	C	Exopack Holding Corp., 11.250%, due 02/01/14	817,000
440,000	#, C	Georgia-Pacific Corp., 7.000%, due 01/15/15	444,400
740,000	C	Georgia-Pacific Corp., 7.750%, due 11/15/29	736,300
1,015,000	C	NewPage Corp., 12.000%, due 05/01/13	1,106,350
270,000	#, C	Verso Paper Holdings, LLC and Verson Paper, Inc., 9.110%, due 08/01/14	278,100

See Accompanying Notes to Financial Statements

ING HIGH YIELD BOND FUND	PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2007 (CONTINUED)

Principal Amount			Value
Forest Products & Paper (continued)
$ 685,000	#, C	Verso Paper Holdings, LLC and Verson Paper, Inc., 9.125%, due 08/01/14	$715,825

			6,786,851

Healthcare-Products: 1.6%
1,190,000	C	Accellent, Inc., 10.500%, due 12/01/13	1,237,600
185,000	#, C	Advanced Medical Optics, Inc., 7.500%, due 05/01/17	187,313
1,130,000	#, C	CDRV Investors, Inc., 9.860%, due 12/01/11	1,124,350

			2,549,263

Healthcare-Services: 4.5%
470,000	#, C	Centene Corp., 7.250%, due 04/01/14	474,700
1,015,000	C	DaVita, Inc., 7.250%, due 03/15/15	1,031,494
1,915,000	#, C	HCA, Inc., 9.250%, due 11/15/16	2,070,594
805,000	#, C	HCA, Inc., 9.625%, due 11/15/16	871,413
830,000	C	Psychiatric Solutions, Inc., 7.750%, due 07/15/15	846,600
640,000	#, C	Sun Healthcare Group, Inc., 9.125%, due 04/15/15	659,200
530,000	C	Tenet Healthcare Corp., 6.375%, due 12/01/11	498,200
845,000	C	Triad Hospitals, Inc., 7.000%, due 11/15/13	886,194

			7,338,395

Holding Companies-Diversified: 0.5%
750,000	C	Atlantic Broadband Finance, LLC, 9.375%, due 01/15/14	770,625

			770,625

Home Builders: 0.4%
648,000	C	Stanley-Martin Communities, LLC, 9.750%, due 08/15/15	584,010

			584,010

Home Furnishings: 0.5%
795,000	C	Norcraft Cos. LP, 9.000%, due 11/01/11	822,825

			822,825

Household Products/Wares: 1.2%
925,000	C	American Achievement Corp., 8.250%, due 04/01/12	948,125
1,155,000	+, C	Visant Holding Corp., 0.000%, (Step rate 10.125%), due 12/01/13	1,074,150

			2,022,275

Principal Amount			Value
Leisure Time: 2.7%
$1,005,000	@@, C	NCL Corp., 10.625%, due 07/15/14	$999,975
375,000	@@	Royal Caribbean Cruises Ltd., 7.500%, due 10/15/27	368,392
265,000	@@	Royal Caribbean Cruises Ltd., 8.000%, due 05/15/10	283,164
1,500,000	#, C	Travelport Holdings Ltd., 12.357% due 12/01/12	1,457,498
1,250,000	#, C	Travelport Ltd., 11.875%, due 09/01/16	1,376,563

			4,485,592

Lodging: 1.9%
1,000,000		Green Valley Ranch Gaming, Discount Note, due 09/06/14	1,014,375
900,000	C	MGM Mirage, 5.875%, due 02/27/14	841,500
700,000	#, C	Seminole Hard Rock Entertainment, Inc., 7.848%, due 03/15/14	717,500
615,000	C	Station Casinos, Inc., 6.500%, due 02/01/14	568,875

			3,142,250

Media: 12.5%
1,000,000	C	CBD Media, Inc., 8.625%, due 06/01/11	1,032,500
528,000	C	CCH I Holdings, LLC, 11.000%, due 10/01/15	547,800
1,084,000	C	CCH II, LLC, 10.250%, due 10/01/13	1,189,690
785,000	C	CCH I, LLC, 11.000%, due 10/01/15	818,363
1,430,000	#, C	Charter Communications Operating, LLC, 8.000%, due 04/30/12	1,496,138
1,375,000	#, C	Charter Communications Operating, LLC, 8.375%, due 04/30/14	1,438,594
825,000	#, C	CMP Susquehanna Corp., 9.875%, due 05/15/14	849,750
445,000		CSC Holdings, Inc., 7.625%, due 04/01/11	458,350
765,000		CSC Holdings, Inc., 7.625%, due 07/15/18	776,475
760,000		CSC Holdings, Inc., 8.125%, due 07/15/09	790,400
495,000	C	Dex Media, Inc., 8.000%, due 11/15/13	520,988
1,074,000	C	Dex Media West, LLC, 9.875%, due 08/15/13	1,177,373
995,000	C	Insight Communications Co., Inc., 12.250%, due 02/15/11	1,042,263
1,105,000	#, C	ION Media Networks, Inc., 11.606%, due 01/15/13	1,157,488
940,000		Liberty Media, LLC, 8.250%, due 02/01/30	944,426

See Accompanying Notes to Financial Statements

ING HIGH YIELD BOND FUND	PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2007 (CONTINUED)

Principal Amount			Value
Media (continued)
$1,280,000	C	Nexstar Finance, Inc., 7.000%, due 01/15/14	$1,235,200
750,000	#, C	Nielsen Finance, LLC, 10.000%, due 08/01/14	821,250
1,540,000	C	Primedia, Inc., 10.735%, due 05/15/10	1,601,600
1,320,000	C	Radio One, Inc., 6.375%, due 02/15/13	1,280,400
1,230,000	C	Vertis, Inc., 9.750%, due 04/01/09	1,257,675

			20,436,723

Mining: 1.0%
369,000	C	Freeport-McMoRan Copper & Gold, Inc., 8.250%, due 04/01/15	398,059
1,164,000	C	Freeport-McMoRan Copper & Gold, Inc., 8.375%, due 04/01/17	1,261,485

			1,659,544

Miscellaneous Manufacturing: 1.6%
975,000	C	Indalex Holding Corp., 11.500%, due 02/01/14	1,014,000
760,000	C	RBS Global, Inc. and Rexnord Corp., 9.500%, due 08/01/14	794,200
835,000	#, C	Rexnord Corp., Discount Note, due 03/02/13	814,125

			2,622,325

Oil & Gas: 4.3%
440,000	#, C	Chaparral Energy, Inc., 8.875%, due 02/01/17	444,400
900,000	C	Chesapeake Energy Corp., 6.625%, due 01/15/16	911,250
230,000	C	Denbury Resources, Inc., 7.500%, due 12/15/15	233,450
1,065,000	@@, #, C	Griffin Coal Mining Co. Pty Ltd., 9.500%, due 12/01/16	1,128,900
25,000	#, C	Hilcorp Energy I LP, 7.750%, due 11/01/15	24,688
1,065,000	#, C	Hilcorp Energy I LP, 9.000%, due 06/01/16	1,134,225
870,000	@@, #, C	OPTI Canada, Inc., 8.250%, due 12/15/14	909,150
708,000	C	Parker Drilling Co., 10.110%, due 09/01/10	725,700
850,000	C	PetroHawk Energy Corp., 9.125%, due 07/15/13	909,500
650,000	#	Sabine Pass LNG LP, 7.500%, due 11/30/16	656,500

			7,077,763

Oil & Gas Services: 1.5%
760,000	@@, C	Compagnie Generale de Geophysique-Veritas, 7.750%, due 05/15/17	796,100
840,000	#, C	Complete Production Services, Inc., 8.000%, due 12/15/16	865,200

Principal Amount			Value
$ 750,000	C	Hanover Equipment Trust, 8.750%, due 09/01/11	$783,750

			2,445,050

Packaging & Containers: 1.4%
825,000	C	Berry Plastics Holding Corp., 8.875%, due 09/15/14	847,688
610,000	C	Graham Packaging Co., Inc., 8.500%, due 10/15/12	622,200
775,000	C	Jefferson Smurfit Corp., 8.250%, due 10/01/12	778,875

			2,248,763

Pipelines: 1.2%
1,260,000	C	Transcontinental Gas Pipe Line Corp., 7.250%, due 12/01/26	1,370,250
560,000	#, C	Williams Partners LP, 7.250%, due 02/01/17	595,000

			1,965,250

Retail: 4.5%
855,000	C	Bon-Ton Stores, Inc., 10.250%, due 03/15/14	922,331
920,000	#, C	General Nutrition Centers, Inc., 9.796%, due 03/15/14	906,200
815,000	C	GSC Holdings Corp., 8.000%, due 10/01/12	867,975
850,000	#, C	Michaels Stores, Inc., 10.000%, due 11/01/14	913,750
820,000	#, C	Michaels Stores, Inc., 11.375%, due 11/01/16	887,650
1,465,000	C	Neiman-Marcus Group, Inc., 9.000%, due 10/15/15	1,611,500
730,000	C	NPC International, Inc., 9.500%, due 05/01/14	759,200
475,000	C	Rite Aid Corp., 7.500%, due 03/01/17	471,438

			7,340,044

Semiconductors: 1.2%
935,000	#, C	Freescale Semiconductor, Inc., 8.875%, due 12/15/14	940,844
905,000	@@, C	STATS ChipPAC Ltd., 7.500%, due 07/19/10	957,038

			1,897,882

Software: 0.5%
810,000	#, C	Open Solutions, Inc., 9.750%, due 02/01/15	838,350

			838,350

Telecommunications: 7.9%
330,000	C	American Tower Corp., 7.125%, due 10/15/12	341,550
720,000	C	Centennial Cellular Operating Co., 10.125%, due 06/15/13	781,200

See Accompanying Notes to Financial Statements

ING HIGH YIELD BOND FUND	PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2007 (CONTINUED)

Principal Amount			Value
Telecommunications (continued)
$ 390,000	C	Centennial Communications Corp., 10.000%, due 01/01/13	$422,663
840,000	C	Cincinnati Bell, Inc., 8.375%, due 01/15/14	863,100
830,000	C	Citizens Communications Co., 9.000%, due 08/15/31	913,000
625,000	C	Dobson Cellular Systems, 9.875%, due 11/01/12	684,375
255,000	C	Dobson Communications Corp., 9.606%, due 10/15/12	263,606
800,000	C	Hawaiian Telcom Communications, Inc., 9.750%, due 05/01/13	832,000
500,000	@@, #, C	Intelsat Bermuda Ltd., 8.872%, due 01/15/15	512,500
1,185,000	@@, #, C	Intelsat Bermuda Ltd., 11.250%, due 06/15/16	1,350,900
860,000	#, C	Intelsat Corp., 9.000%, due 06/15/16	951,375
970,000	@@, C	Intelsat Subsidiary Holding Co., Ltd., 8.625%, due 01/15/15	1,042,749
260,000	C	LCI International, Inc., 7.250%, due 06/15/07	260,650
760,000	#, C	Level 3 Financing, Inc., 8.750%, due 02/15/17	769,500
790,000	#, C	MetroPCS Wireless, Inc., 9.250%, due 11/01/14	839,375
465,000		Qwest Corp., 8.605%, due 06/15/13	509,175
950,000	C	SunCom Wireless Holdings, Inc., 8.500%, due 06/01/13	983,250
570,000	#, C	Windstream Corp., 7.000%, due 03/15/19	572,850

			12,893,818

		Total Corporate Bonds/Notes (Cost $155,881,059)	160,735,494

Shares			Value
COMMON STOCK: 0.0%
Agriculture: 0.0%
17,906	I, X	North Atlantic Trading Co.	$18

			18

Telecommunications: 0.0%
264	@, @@	Completel Europe NV	8,897
2,350	C, I, X	Jordan Tellecommunications	48,974

			57,871

		Total Common Stock (Cost $210,181)	57,889

MUTUAL FUNDS: 0.9%
Closed-End Funds: 0.9%
191,500	**	ING Prime Rate Trust	1,413,270

		Total Mutual Funds (Cost $1,340,220)	1,413,270

PREFERRED STOCK: 0.0%
Media: 0.0%
1	P	ION Media Networks, Inc.	8,346

		Total Preferred Stock (Cost $8,676)	8,346

WARRANTS: 0.0%
Building Materials: 0.0%
3,100	I, X	Dayton Superior Corp.	31

			31

Commercial Services: 0.0%
92,950	I, X	Comforce Corp.	930

			930

Telecommunications: 0.0%
500	@@, I, X	GT Group Telecom, Inc.	—

			—

		Total Warrants (Cost $—)	961

		Total Long-Term Investments (Cost $157,440,136)	162,215,960

See Accompanying Notes to Financial Statements

ING HIGH YIELD BOND FUND	PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2007 (CONTINUED)

Principal Amount			Value
SHORT-TERM INVESTMENTS: 0.9%
Repurchase Agreement: 0.9%
$1,528,000	Goldman Sachs Repurchase Agreement dated 03/30/07, 5.340%, due 04/02/07, $1,528,680 to be received upon repurchase (Collateralized by $1,516,000 Federal National Mortgage Association, 5.000%, Market Value plus accrued interest $1,558,792, due 04/15/15)		$1,528,000

	Total Short-Term Investments (Cost $1,528,000)		1,528,000

	Total Investments in Securities
	(Cost $158,968,136)*	100.3%	$163,743,960
	Other Assets and Liabilities - Net	(0.3)	(501,858)

	Net Assets	100.0%	$163,242,102

+	Step-up basis bond. Interest rate shown reflects current coupon rate.
@	Non-income producing security
@@	Foreign Issuer
#	Securities with purchases pursuant to Rule 144A, under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. These securities have been determined to be liquid under the guidelines established by the Fund’s Board of Directors/Trustees.
C	Bond may be called prior to maturity date.
P	Preferred Stock may be called prior to convertible date.
I	Illiquid security
**	Investment in affiliate.
X	Fair value established by ING Funds Valuation Committee appointed by the Fund’s Board of Directors/Trustees.
*	Cost for federal income tax purposes is $159,019,814.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$5,377,097
Gross Unrealized Depreciation	(652,950)

Net Unrealized Appreciation	$4,724,147

Information concerning the Credit Default Swap Agreements outstanding for the ING High Yield Bond Fund at March 31, 2007 is shown below:

Counterparty	Reference Entity/Obligation	Buy/Sell Protection	(Pay)/Receive Fixed Rate	Termination Date		Notional Amount	Unrealized Appreciation/ (Depreciation)
Bear Stearns Credit Products, Inc.	Idearc, Inc. 8.000%, 11/15/16	Buy	(1.660)%	12/20/11	USD	1,900,000	$(12,069)
Merrill Lynch International	Idearc, Inc. 8.000%, 11/15/16	Buy	(1.730)%	12/20/11	USD	1,900,000	(46,809)
JPMorgan Chase Bank N.A., New York	Norbord, Inc. 7.250%, 07/01/12	Buy	(1.380)%	06/20/14	USD	2,000,000	52,621
Citibank N.A., New York	R.H. Donnelley Corp. 8.875%, 01/15/16	Sell	2.350%	12/20/11	USD	1,900,000	20,274
Goldman Sachs International	R.H. Donnelley Corp. 8.875%, 01/15/16	Sell	2.450%	12/20/11	USD	1,900,000	47,354
Goldman Sachs International	Temple-Inland, Inc. 7.875%, 05/01/12	Buy	(1.040)%	03/20/14	USD	900,000	6,117

							$67,488

See Accompanying Notes to Financial Statements

ING INTERMEDIATE BOND FUND	PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2007

Principal Amount			Value
CORPORATE BONDS/NOTES: 25.0%
Airlines: 0.2%
$21,500	C	Continental Airlines, Inc., 8.312%, due 04/02/11	$22,185
1,742,000		United Air Lines, Inc., 6.932%, due 09/01/11	1,986,969

			2,009,154

Auto Manufacturers: 0.3%
2,770,000		Ford Motor Co., 8.360%, due 11/29/13	2,785,000
106,000	L	Ford Motor Co., 7.450%, due 07/16/31	82,548
575,000	C, L	General Motors Corp., 8.375%, due 07/15/33	518,938

			3,386,486

Banks: 6.4%
3,050,000	@@, C	Australia & New Zealand Banking Group Ltd., 5.556%, due 10/29/49	2,653,537
669,062	@@, #	Banco Itau SA, 5.739%, due 09/20/08	670,534
2,617,000	@@, #, C	Banco Mercantil del Norte SA, 6.135%, due 10/13/16	2,650,123
1,878,000	@@	Banco Santander Chile SA, 7.375%, due 07/18/12	2,054,667
1,190,000	@@, C	Bank of Ireland, 5.625%, due 12/29/49	1,036,207
1,280,000	@@, C	Bank of Nova Scotia, 5.500%, due 08/21/85	1,085,434
540,000	@@	Bank of Scotland, 5.563%, due 11/30/49	465,821
177,000	C	BankAmerica Capital II, 8.000%, due 12/15/26	184,510
710,000	@@, C	Barclays Bank PLC, 5.563%, due 12/31/49	620,394
2,170,000	@@, C	BNP Paribas, 5.445%, due 12/31/49	1,859,382
3,100,000	@@, #, C	Chuo Mitsui Trust & Banking Co., Ltd., 5.506%, due 04/15/49	2,998,624
1,000,000	@@, #, C	Danske Bank A/S, 5.914%, due 12/29/49	1,021,014
1,490,000	@@, C	Den Norske Bank ASA, 5.500%, due 08/29/49	1,273,950
230,000	@@, C	Den Norske Bank ASA, 5.625%, due 11/29/49	198,789
2,290,000	#, C	Dresdner Funding Trust I, 8.151%, due 06/30/31	2,733,266
3,987,000	@@, #, C	HBOS PLC, 5.375%, due 11/29/49	3,943,462
1,800,000	@@, C, L	Hongkong & Shanghai Banking Corp., Ltd., 5.500%, due 07/29/49	1,519,978
3,010,000	@@, C, L	HSBC Bank PLC, 5.663%, due 06/29/49	2,561,510
2,390,000	@@, C	HSBC Bank PLC, 5.687%, due 06/29/49	2,079,300
2,370,000	@@, C	Lloyds TSB Bank PLC, 5.478%, due 08/29/49	2,044,130

Principal Amount			Value
$ 230,000	@@, C	Lloyds TSB Bank PLC, 5.563%, due 11/29/49	$200,138
1,450,000	@@, C	Lloyds TSB Bank PLC, 5.625%, due 11/29/49	1,274,956
61,000	C	M&I Capital Trust A, 7.650%, due 12/01/26	63,062
1,684,000	C	Mellon Capital I, 7.720%, due 12/01/26	1,750,493
2,485,000	@@, C	Mizuho Financial Group Cayman Ltd., 8.375%, due 12/31/49	2,627,393
1,100,000	@@, C	National Australia Bank Ltd., 5.556%, due 10/29/49	954,133
320,000	@@, C	National Westminster Bank PLC, 5.500%, due 11/29/49	275,231
390,000	@@, C	National Westminster Bank PLC, 5.625%, due 08/29/49	336,781
1,926,000	#, C	Rabobank Capital Funding II, 5.260%, due 12/29/49	1,876,521
1,736,000	#, C	Rabobank Capital Funding Trust, 5.254%, due 12/31/49	1,676,427
1,737,000	C	RBS Capital Trust I, 5.512%, due 09/30/49	1,711,595
2,850,000	@@, #, C	Resona Bank Ltd., 5.850%, due 09/29/49	2,840,991
4,330,000	@@, C, L	Royal Bank of Scotland Group PLC, 5.563%, due 12/29/49	3,712,979
1,090,000	@@, C	Societe Generale, 5.429%, due 11/29/49	941,281
1,060,000	@@, C	Standard Chartered PLC, 5.552%, due 12/29/49	882,450
3,220,000	@@, C	Standard Chartered PLC, 5.563%, due 07/29/49	2,661,330
520,000	@@, C, L	Standard Chartered PLC, 5.587%, due 01/29/49	429,488
5,150,000	@@, C, L	Standard Chartered PLC, 5.625%, due 11/29/49	4,338,875
2,777,000	@@, C	Sumitomo Mitsui Banking Corp., 8.150%, due 08/01/49	2,871,804
2,251,000	C	Wachovia Capital Trust III, 5.800%, due 12/31/49	2,279,835
1,340,000	@@, C	Westpac Banking Corp., 5.525%, due 09/30/49	1,145,780
1,108,000	#, C	Westpac Capital Trust IV, 5.256%, due 12/29/49	1,065,108
3,780,000	@@, #, C	Woori Bank, 6.125%, due 05/03/16	3,876,326

			73,447,609

Chemicals: 0.5%
720,000		Stauffer Chemical, 5.380%, due 04/15/10	613,886
1,230,000		Stauffer Chemical, 5.790%, due 04/15/18	660,572
1,510,000		Stauffer Chemical, 7.440%, due 04/15/17	858,797

See Accompanying Notes to Financial Statements

ING INTERMEDIATE BOND FUND	PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2007 (CONTINUED)

Principal Amount			Value
Chemicals (continued)
$ 3,081,000		Union Carbide Corp., 7.750%, due 10/01/96	$3,298,999

			5,432,254

Diversified Financial Services: 6.8%
5,630,000	@@, #, C, L	Aiful Corp., 4.450%, due 02/16/10	5,461,235
527,000	@@, I	Alpine III, 5.910%, due 08/16/14	528,579
527,000	@@, I	Alpine III, 6.310%, due 08/16/14	528,841
789,000	@@, I	Alpine III, 8.110%, due 08/16/14	794,199
1,348,000	@@, I	Alpine III, 11.360%, due 08/16/14	1,382,441
7,897,000	#	Astoria Depositor Corp., 8.144%, due 05/01/21	8,668,892
2,340,000	#, C	Corestates Capital Trust I, 8.000%, due 12/15/26	2,432,835
2,130,000	@@	Eksportfinans A/S, 5.125%, due 10/26/11	2,148,961
1,245,000	@@, C	Financiere CSFB NV, 5.500%, due 03/29/49	1,070,700
3,513,000		Ford Motor Credit Co., 8.000%, due 12/15/16	3,385,931
1,512,000		Ford Motor Credit Co., 8.110%, due 01/13/12	1,479,751
2,914,000		Ford Motor Credit Co., 9.810%, due 04/15/12	3,093,094
2,538,000	C	Fund American Cos., Inc., 5.875%, due 05/15/13	2,541,959
3,807,000		General Motors Acceptance Corp., 7.250%, due 03/02/11	3,831,224
1,744,000	#, C	HVB Funding Trust III, 9.000%, due 10/22/31	2,244,704
3,618,000	#, C	Mangrove Bay Pass-Through Trust, 6.102%, due 07/15/33	3,563,050
3,178,000	@@, #	Mantis Reef Ltd., 4.799%, due 11/03/09	3,139,254
2,511,000	C	Merrill Lynch & Co., Inc., 6.110%, due 01/29/37	2,442,512
2,369,000	@@, C	MUFG Capital Finance 1 Ltd., 6.346%, due 12/31/49	2,424,075
DKK 35	@@, I	Nordea Kredit Realkreditaktieselskab, 6.000%, due 07/01/29	7
$ 1,296,000	@@, C	Paribas, 5.500%, due 12/31/49	1,117,867
673,833	@@, #, C	Petroleum Export Ltd., 4.623%, due 06/15/10	667,072
1,225,231	@@, #, C	Petroleum Export Ltd., 5.265%, due 06/15/11	1,199,717
2,660,210	@@, #, C	PF Export Receivables Master Trust, 6.436%, due 06/01/15	2,715,077
4,198,422	#, C	Piper Jaffray Equipment Trust Securities, 6.000%, due 09/10/11	4,114,454

Principal Amount			Value
$ 3,341,588	#, C	Piper Jaffray Equipment Trust Securities, 6.750%, due 04/01/11	$3,324,880
401,752	#	Power Receivable Finance, LLC, 6.290%, due 01/01/12	406,300
1,019,000	C	Residential Capital Corp., 6.875%, due 06/30/15	1,029,686
2,114,000	C	Residential Capital, LLC, 6.500%, due 04/17/13	2,096,507
3,821,000	C	Southern Star Central Corp., 6.750%, due 03/01/16	3,840,105
13,940,228	#	Toll Road Investors Partnership II LP, 17.110%, due 02/15/45	1,840,263
1,200,000	#, C	Twin Reefs Pass-Through Trust, 6.320%, due 12/10/49	1,204,139
2,623,000	@@, C	UFJ Finance Aruba AEC, 8.750%, due 12/31/49	2,762,197
1,085,000	#, C	Wachovia Capital Trust V, 7.550%, due 06/01/27	1,130,950

			78,611,458

Electric: 2.2%
3,652,205	C	CE Generation, LLC, 7.416%, due 12/15/18	3,836,473
1,784,000	C	Cleveland Electric Illuminating Co., 5.950%, due 12/15/36	1,705,925
5,400,000	C	Commonwealth Edison Co., 6.950%, due 07/15/18	5,368,010
657,000	@@	Empresa Nacional de Electricidad SA, 8.625%, due 08/01/15	776,671
2,568,000	#, C	ITC Holdings Corp., 5.875%, due 09/30/16	2,586,536
717,035	#, C	Juniper Generation, LLC, 6.790%, due 12/31/14	699,561
2,475,000	C	Nevada Power Co., 5.950%, due 03/15/16	2,516,350
3,845,000	C	NorthWestern Corp., 5.875%, due 11/01/14	3,798,645
336,945		PPL Montana, LLC, 8.903%, due 07/02/20	373,872
3,196,000	C	Sierra Pacific Power Co., 6.250%, due 04/15/12	3,310,490

			24,972,533

Energy - Alternate Sources: 0.3%
1,800,000		Greater Ohio Ethanol, LLC, 8.864%, due 12/31/13	1,796,625
2,200,000		Greater Ohio Ethanol, LLC, 12.630%, due 12/31/13	2,195,188

			3,991,813

See Accompanying Notes to Financial Statements

ING INTERMEDIATE BOND FUND	PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2007 (CONTINUED)

Principal Amount			Value
Food: 0.9%
$ 10,003,000	C	HJ Heinz Finance Co., 6.625%, due 07/15/11	$10,489,986

			10,489,986

Gas: 0.9%
2,882,000	@@, #, C	Nakilat, Inc., 6.067%, due 12/31/33	2,788,626
1,533,000	@@, #, C	Nakilat, Inc., 6.267%, due 12/31/33	1,515,279
6,408,000	C, L	Southern Union Co., 7.200%, due 11/01/66	6,491,708

			10,795,613

Insurance: 0.4%
4,124,000	@@, C	Aegon NV, 5.305%, due 12/31/49	3,536,847
704,000	#, C	Liberty Mutual Group, Inc., 7.800%, due 03/15/37	688,327
817,000	#, C	North Front Pass-Through Trust, 5.810%, due 12/15/24	808,695

			5,033,869

Media: 0.4%
4,350,000	#, C	Charter Communications Operating, LLC, 8.375%, due 04/30/14	4,551,188

			4,551,188

Mining: 0.3%
3,536,000	C	Southern Copper Corp., 7.500%, due 07/27/35	3,829,057

			3,829,057

Miscellaneous Manufacturing: 0.1%
1,103,000		Honeywell International, Inc., 5.700%, due 03/15/37	1,071,367

			1,071,367

Multi-National: 0.2%
1,929,000	@@	Corp. Andina de Fomento CAF, 5.125%, due 05/05/15	1,880,968

			1,880,968

Oil & Gas: 1.7%
1,193,000	@@, #	Empresa Nacional de Petroleo ENAP, 4.875%, due 03/15/14	1,147,061
796,000	@@, #	Empresa Nacional de Petroleo ENAP, 6.750%, due 11/15/12	845,844
3,565,000	C	Hess Corp., 7.300%, due 08/15/31	3,941,386
2,087,000	C, L	Pemex Project Funding Master Trust, 6.625%, due 06/15/35	2,152,219
2,402,000	#	Pemex Project Funding Master Trust, 6.655%, due 06/15/10	2,469,256

Principal Amount			Value
$ 2,147,000	@@, #, C	Ras Laffan Liquefied Natural Gas Co., Ltd. II, 5.298%, due 09/30/20	$2,075,322
3,279,000	#	Sabine Pass LNG LP, 7.250%, due 11/30/13	3,311,790
3,521,000	@@, #	TNK-BP Finance SA, 7.500%, due 07/18/16	3,723,458

			19,666,336

Pipelines: 0.5%
4,067,000	C, I	Cameron Highway Oil Pipeline System Project, 5.860%, due 12/15/17	4,007,266
906,000	C, L	Northwest Pipeline Corp., 7.000%, due 06/15/16	975,083
1,262,000	C	Transcontinental Gas Pipe Line Corp., 6.400%, due 04/15/16	1,307,748

			6,290,097

Real Estate Investment Trusts: 1.0%
444,000	C	Liberty Property LP, 6.375%, due 08/15/12	465,453
1,583,000	C	Liberty Property LP, 7.750%, due 04/15/09	1,656,120
5,937,000	#, C	Rouse Co. LP/TRC Co.-Issuer, Inc., 6.750%, due 05/01/13	6,080,272
423,000	C	Rouse Co., 7.200%, due 09/15/12	442,439
2,319,000	C	Simon Property Group LP, 5.000%, due 03/01/12	2,299,518

			10,943,802

Retail: 0.4%
3,237,000	C	Home Depot, Inc., 5.875%, due 12/16/36	3,096,773
1,981,000	C	McDonald’s Corp., 5.300%, due 03/15/17	1,957,600

			5,054,373

Telecommunications: 1.5%
3,617,000		Bellsouth Telecommunications, Inc., 7.000%, due 12/01/95	3,724,826
6,287,000	@@, C, L	Rogers Wireless, Inc., 7.250%, due 12/15/12	6,750,666
847,000	C	Sprint Capital Corp., 6.875%, due 11/15/28	845,873
1,367,000	C	Sprint Nextel Corp., 6.000%, due 12/01/16	1,347,705
2,863,000	@@, C	TELUS Corp., 8.000%, due 06/01/11	3,138,415
489,000	@@, C	Vodafone Group PLC, 5.625%, due 02/27/17	485,677
1,225,000	@@, C	Vodafone Group PLC, 6.150%, due 02/27/37	1,186,545

			17,479,707

		Total Corporate Bonds/Notes (Cost $ 288,394,698 )	288,937,670

See Accompanying Notes to Financial Statements

ING INTERMEDIATE BOND FUND	PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2007 (CONTINUED)

Principal Amount			Value
U.S. GOVERNMENT AND AGENCY OBLIGATIONS: 28.7%
Federal Home Loan Bank: 1.2%
$ 5,625,000		5.000%, due 10/02/09	$5,649,351
5,455,000	L	5.375%, due 08/19/11	5,573,204
2,720,000	L	5.625%, due 06/13/16	2,802,767

			14,025,322

Federal Home Loan Mortgage Corporation: 11.9%
1,321,591	C	4.500%, due 12/15/16	1,303,832
3,422,000	C, S	4.500%, due 02/15/20	3,219,471
11,570,000		5.000%, due 01/16/09	11,596,009
4,647,009	C, S	5.000%, due 08/15/16	4,607,499
4,105,000	C, S	5.000%, due 12/15/17	4,076,506
869,000	C	5.000%, due 05/15/20	848,184
3,151,751	C, S	5.000%, due 08/15/21	3,132,777
3,513,000	C, S	5.000%, due 04/15/23	3,395,867
2,606,000	C, S	5.000%, due 04/15/32	2,555,288
3,699,103	C, S	5.000%, due 02/15/35	3,649,218
640,616		5.042%, due 04/01/35	632,395
8,529,000		5.125%, due 04/18/11	8,624,747
11,351,000	C	5.375%, due 12/27/11	11,348,026
10,444,128	C, S	5.500%, due 08/15/20	10,168,093
1,663,000	C	5.500%, due 12/15/20	1,655,839
6,362,000	C	5.500%, due 11/15/22	6,336,575
3,931,000	C	5.500%, due 09/15/32	3,909,684
996,000	C	5.500%, due 10/15/32	992,922
887,000	C	5.500%, due 11/15/32	877,664
2,872,000	C, S	5.500%, due 07/15/33	2,872,478
17,811,000	W	5.500%, due 04/15/34	17,627,333
1,326,430		5.500%, due 06/01/36	1,307,332
381,625	C	5.670%, due 02/15/32	384,130
5,363,000		5.750%, due 06/27/16	5,574,758
7,514,408	C, S	6.000%, due 01/15/29	7,642,881
10,406,000	W	6.000%, due 04/01/34	10,490,549
8,754,000		6.625%, due 09/15/09	9,113,676
8,110		7.500%, due 11/01/28	8,506

			137,952,239

Federal National Mortgage Association: 15.5%
2,900,033	^	2.365%, due 02/17/29	218,047
68,000	W	4.500%, due 04/15/19	65,833
105,000	W	4.500%, due 04/01/37	98,700
1,743,471	S	4.592%, due 08/01/35	1,714,654
597,473	C	4.750%, due 12/25/42	594,759
2,013,191	S	4.818%, due 08/01/35	1,994,620
3,286,000	W	5.000%, due 04/15/21	3,240,818
3,154,933	S	5.000%, due 02/25/29	3,123,762
53,671,000		5.000%, due 04/15/34	51,859,604
10,026,000	W	5.000%, due 05/15/35	9,687,623
4,177,191	S	5.000%, due 08/01/35	4,041,179
928,807		5.000%, due 10/01/35	898,564
1,193,053		5.069%, due 07/01/35	1,181,398
2,880,498	S	5.154%, due 09/01/35	2,872,948
921,352		5.229%, due 08/01/35	913,472
11,495,000	L	5.250%, due 08/01/12	11,640,469
6,575,000	L	5.250%, due 09/15/16	6,705,593
5,801,000	C	5.400%, due 03/26/12	5,799,515
1,698,000	S	5.500%, due 05/25/30	1,681,488
1,883,609	S	5.500%, due 11/01/32	1,869,003
10,329,183	S	5.500%, due 11/01/33	10,248,450
566,000	W	5.500%, due 04/15/34	567,415
5,272,205	S	5.500%, due 01/25/36	5,188,771

Principal Amount			Value
$ 620,000		5.500%, due 04/15/36	$613,607
1,309,478		5.500%, due 07/01/36	1,290,624
5,283,313	S	5.500%, due 12/25/36	5,197,013
4,566,223	S	5.500%, due 02/25/37	4,538,757
4,170,000	C	5.550%, due 03/29/10	4,168,332
360,168		5.720%, due 04/18/28	363,476
14,929		5.770%, due 12/25/29	14,947
432,590		5.770%, due 10/25/33	435,545
423,583	C	5.870%, due 01/25/32	423,916
53,682		6.000%, due 08/01/16	54,664
4,853		6.000%, due 12/01/16	4,942
174,387		6.000%, due 03/01/17	177,579
1,539,904		6.000%, due 09/01/17	1,567,811
108,684		6.000%, due 11/01/17	110,673
3,175,000		6.000%, due 04/01/18	3,227,584
3,819,407	S	6.000%, due 07/25/29	3,890,428
2,112,749	S	6.000%, due 04/25/31	2,164,266
646,300		6.000%, due 08/01/33	650,757
9,480,000		6.000%, due 04/15/34	9,551,100
41,212		6.500%, due 07/01/29	42,510
172,030		6.500%, due 08/01/29	177,446
507,034		6.500%, due 04/01/30	522,999
1,413,000		6.500%, due 04/01/31	1,441,701
2,381		6.500%, due 06/01/31	2,453
374,624		6.500%, due 07/01/31	386,652
10,644		6.500%, due 09/01/31	10,967
228,261		6.500%, due 11/01/31	235,187
119,396		6.500%, due 04/01/32	122,791
61,617		6.500%, due 07/01/32	63,369
159,977		6.500%, due 08/01/32	164,525
22,422		6.500%, due 11/01/32	23,060
211,720		6.500%, due 01/01/33	217,739
81,151		6.500%, due 02/01/33	83,356
496,208		6.500%, due 12/01/33	509,695
2,461,000	L	6.625%, due 11/15/30	2,910,226
124,236		7.000%, due 01/01/30	128,414
264,364		7.000%, due 06/01/31	275,614
874,000		7.000%, due 05/15/34	900,766
4,230,000	L	7.250%, due 01/15/10	4,498,055
1,802		7.500%, due 09/01/30	1,887
17,361		7.500%, due 10/01/30	18,176
86,673		7.500%, due 02/01/32	90,880
365,753	C	7.500%, due 12/25/41	381,221
758,653	C	7.500%, due 01/25/48	789,542

			178,651,937

Government National Mortgage Association: 0.1%
893,221	C, ^	2.930%, due 06/16/31	75,850
8,858		5.375%, due 04/20/28	8,957
1,211		6.500%, due 03/15/31	1,247
18,004		6.500%, due 08/15/31	18,529
40,726		6.500%, due 10/15/31	41,914
19,837		6.500%, due 11/15/31	20,416
17,312		6.500%, due 07/15/32	17,801
96,499		6.500%, due 09/15/32	99,225
51,788		7.000%, due 04/15/26	54,213
24,260		7.000%, due 05/15/32	25,383
80,026		7.500%, due 12/15/22	83,481
5,854		7.500%, due 10/15/26	6,119
18,617		7.500%, due 07/15/29	19,450
130		7.500%, due 11/15/30	135
20,115		7.500%, due 12/15/30	21,009

See Accompanying Notes to Financial Statements

ING INTERMEDIATE BOND FUND	PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2007 (CONTINUED)

Principal Amount			Value
Government National Mortgage Association (continued)
$ 30,827		7.500%, due 12/15/31	$32,196
50,963		7.500%, due 05/15/32	53,160

			579,085

		Total U.S. Government and Agency Obligations (Cost $332,061,280)	331,208,583

U.S. TREASURY OBLIGATIONS: 9.0%
U.S. Treasury Bonds: 1.9%
12,091,000	L	4.500%, due 02/15/36	11,403,336
10,031,000	L	4.625%, due 02/15/17	10,013,767

			21,417,103

U.S. Treasury Notes: 1.6%
2,857,000		4.375%, due 03/31/12	2,853,094
10,543,000	L	4.625%, due 02/29/12	10,585,425
5,584,000	L	4.750%, due 02/15/10	5,617,593

			19,056,112

Treasury Inflation Indexed Protected Securities: 5.5%
5,836,544	L	2.000%, due 01/15/16	5,748,313
9,364,171	L	2.000%, due 01/15/26	8,902,555
10,672,207	L	2.375%, due 04/15/11	10,814,371
16,975,082	L	2.375%, due 01/15/17	17,231,711
6,041,424		2.375%, due 01/15/25	6,082,487
14,122,174		3.875%, due 01/15/09	14,642,378

			63,421,815

		Total U.S. Treasury Obligations (Cost $104,193,609)	103,895,030

ASSET-BACKED SECURITIES: 5.2%
Automobile Asset-Backed Securities: 0.1%
373,000	C	AmeriCredit Automobile Receivables Trust, 4.220%, due 07/06/09	371,208
125,625	C	Capital One Auto Finance Trust, 3.180%, due 09/15/10	124,669
73,991	C	Daimler Chrysler Auto Trust, 3.490%, due 12/08/08	73,779
289,976	C	Honda Auto Receivables Owner Trust, 2.790%, due 03/16/09	288,775
443,905	C	Nissan Auto Receivables Owner Trust, 2.050%, due 03/16/09	442,441

			1,300,872

Credit Card Asset-Backed Securities: 0.1%
560,000	C	Bank One Issuance Trust, 4.540%, due 09/15/10	556,389
193,000	C	Discover Card Master Trust I, 5.150%, due 10/15/09	193,110

			749,499

Home Equity Asset-Backed Securities: 2.6%
44,371	C	Centex Home Equity, 4.140%, due 03/25/28	44,203

Principal Amount			Value
$ 1,018,000	C	Citigroup Mortgage Loan Trust, Inc., 5.590%, due 12/25/36	$1,010,825
430,000	C	Citigroup Mortgage Loan Trust, Inc., 5.620%, due 12/25/36	424,890
451,531	C	Freddie Mac Structured Pass-Through Securities, 5.570%, due 05/25/31	451,793
124,546	C	Freddie Mac Structured Pass-Through Securities, 5.620%, due 01/25/32	124,625
4,851,000	C, S	GSAA Trust, 5.242%, due 06/25/34	4,809,169
9,517,000	C, S	GSAA Trust, 5.882%, due 09/25/36	9,603,253
6,608,000	C, S	GSAA Trust, 6.040%, due 07/25/36	6,667,888
40,848	C	Merrill Lynch Mortgage Investors, Inc., 5.680%, due 07/25/34	40,959
3,905,000	C, S	Morgan Stanley Mortgage Loan Trust, 5.858%, due 01/25/47	3,943,441
3,367	C	New Century Home Equity Loan Trust, 5.880%, due 07/25/30	3,369
638,000	C	Renaissance Home Equity Loan Trust, 4.500%, due 05/25/35	633,868
1,380,252	C	Renaissance Home Equity Loan Trust, 4.723%, due 11/25/35	1,373,749
143,397	C	Residential Asset Securities Corp., 5.920%, due 06/25/32	143,527
21,452	C	Residential Funding Mortgage Sec I, 4.160%, due 08/25/34	21,360
963,054	C	Wells Fargo Home Equity Trust, 3.970%, due 05/25/34	941,911

			30,238,830

Other Asset-Backed Securities: 2.4%
36,324	C	Amortizing Residential Collateral Trust, 5.820%, due 05/25/32	36,301
276,943	C	Caterpillar Financial Asset Trust, 5.590%, due 02/25/09	276,900
10,558	C	Chase Funding Mortgage Loan, 4.045%, due 05/25/33	10,461
327,156	C	Chase Funding Mortgage Loan, 5.620%, due 07/25/33	327,801
951,000	C	Countrywide Asset-Backed Certificates, 4.493%, due 02/25/36	944,976

See Accompanying Notes to Financial Statements

ING INTERMEDIATE BOND FUND	PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2007 (CONTINUED)

Principal Amount			Value
Other Asset-Backed Securities (continued)
$ 2,871,000	C, S	Credit-Based Asset Servicing and Securitization, LLC, 4.831%, due 08/25/35	$2,840,499
2,831,000	C	Credit-Based Asset Servicing and Securitization, LLC, 5.510%, due 12/25/36	2,826,173
1,456,000	#, C	Credit-Based Asset Servicing and Securitization, LLC, 5.746%, due 12/25/37	1,464,190
1,188,000	#, C	Credit-Based Asset Servicing and Securitization, LLC, 5.990%, due 12/25/37	1,193,755
1,355,000	C	Equity One, Inc., 5.120%, due 09/25/33	1,338,860
636,520	C	Fannie Mae Grantor Trust, 5.460%, due 04/25/35	637,276
2,720,000	@@, #, C, S	Hudson Mezzanine Funding, 6.100%, due 06/12/42	1,972,000
1,785,225	C, S	Lehman XS Trust, 5.600%, due 08/25/35	1,791,806
2,394,156	C, S	Long Beach Mortgage Loan Trust, 5.650%, due 01/25/36	2,400,331
3,846,000	C, S	Merrill Lynch Mortgage Investors, Inc., 5.520%, due 01/25/37	3,846,333
989,000	C	Merrill Lynch Mortgage Investors, Inc., 5.609%, due 03/25/37	987,738
415,941	C	Popular Mortgage Pass-Through Trust, 4.000%, due 12/25/34	413,192
698,000	C	Popular Mortgage Pass-Through Trust, 4.596%, due 11/25/35	692,661
698,000	C	Renaissance Home Equity Loan Trust, 5.600%, due 05/25/36	698,315
862,433	C	Residential Asset Mortgage Products, Inc., 5.590%, due 07/25/35	863,721
19,557	C	Residential Asset Mortgage Products, Inc., 5.630%, due 06/25/33	19,574
1,639,000	C	Structured Asset Securities Corp., 4.910%, due 06/25/33	1,611,057
512,001	C	Structured Asset Securities Corp., 6.083%, due 03/25/34	510,823

			27,704,743

		Total Asset-Backed Securities (Cost $ 60,597,103)	59,993,944

Principal Amount			Value
COLLATERALIZED MORTGAGE OBLIGATIONS: 34.2%
$ 399,985	C	ABN Amro Mortgage Corp., 5.820%, due 03/25/18	$399,845
2,732,086	C, S	American Home Mortgage Assets, 5.933%, due 09/25/46	2,733,794
6,523,668	C, S	American Home Mortgage Investment Trust, 5.610%, due 11/25/45	6,551,227
2,907,555	#	Astoria Depositor Corp., 7.902%, due 05/01/21	3,064,257
2,535,859	C, S	Banc of America Alternative Loan Trust, 6.000%, due 01/25/37	2,534,838
5,432,572	C, S	Banc of America Alternative Loan Trust, 6.291%, due 11/25/21	5,504,741
3,788,000	C	Banc of America Alternative Loan Trust, 6.507%, due 04/25/37	3,848,371
58,663,000	C, ^	Banc of America Commercial Mortgage, Inc., 0.292%, due 01/15/49	1,429,535
110,000	C	Banc of America Commercial Mortgage, Inc., 4.491%, due 11/10/39	107,043
1,609,000	C	Banc of America Commercial Mortgage, Inc., 4.502%, due 07/10/42	1,571,460
1,114,000	C	Banc of America Commercial Mortgage, Inc., 4.764%, due 07/10/45	1,104,432
1,917,708	C, S	Banc of America Commercial Mortgage, Inc., 4.772%, due 07/11/43	1,902,441
2,210,000	C, S	Banc of America Commercial Mortgage, Inc., 4.891%, due 07/10/45	2,184,768
1,470,000	C	Banc of America Commercial Mortgage, Inc., 5.463%, due 09/10/47	1,463,187
270,000	C	Banc of America Commercial Mortgage, Inc., 6.272%, due 06/11/35	281,494
5,668,839	C, S	Banc of America Funding Corp., 5.259%, due 09/20/35	5,592,331
2,714,424	C, S	Banc of America Funding Corp., 5.750%, due 09/20/34	2,697,656
2,395,913	C, S	Banc of America Funding Corp., 5.858%, due 05/20/36	2,401,390

See Accompanying Notes to Financial Statements

ING INTERMEDIATE BOND FUND	PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2007 (CONTINUED)

Principal Amount			Value
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
$ 2,623,000	C, S	Banc of America Mortgage Securities, Inc., 4.145%, due 07/25/34	$2,568,840
2,692,921	C, S	Banc of America Mortgage Securities, Inc., 5.188%, due 09/25/35	2,656,578
994,719	C	Banc of America Mortgage Securities, Inc., 5.250%, due 11/25/19	993,020
1,866,815	C, S	Banc of America Mortgage Securities, Inc., 5.500%, due 06/25/35	1,857,181
803,377	C	Banc of America Mortgage Securities, Inc., 5.500%, due 11/25/33	792,745
918,301	C	Bank of America Alternative Loan Trust, 6.500%, due 04/25/36	931,502
6,471,362	C, S	Bank of America Alternative Loan Trust, 6.500%, due 05/25/46	6,582,778
1,097,344	C	Bear Stearns Alternative-A Trust, 5.640%, due 07/25/34	1,100,092
1,524,000	C	Bear Stearns Commercial Mortgage Securities, 3.880%, due 08/13/39	1,498,354
391,000	C	Bear Stearns Commercial Mortgage Securities, 4.030%, due 02/13/46	380,593
1,058,362	C	Bear Stearns Commercial Mortgage Securities, 4.170%, due 01/12/41	1,041,975
696,000	C	Bear Stearns Commercial Mortgage Securities, 4.565%, due 07/11/42	681,431
1,666,407	C	Bear Stearns Commercial Mortgage Securities, 5.415%, due 04/12/38	1,677,463
2,537,000	S	Bear Stearns Commercial Mortgage Securities, 5.660%, due 09/11/41	2,566,098
668,795	C	Capco America Securitization Corp., 6.170%, due 10/15/30	676,305
456,000	C	Capco America Securitization Corp., 6.460%, due 10/15/30	464,366
1,950,000	C, S	Chase Manhattan Bank-First Union National Bank, 7.439%, due 08/15/31	2,036,059
5,646,886	C, S	Chase Mortgage Finance Corp., 5.414%, due 12/25/35	5,591,298
3,550,292	C, S	Chase Mortgage Finance Corp., 5.500%, due 11/25/35	3,532,756
4,758,824	C, S	Chaseflex Trust, 6.500%, due 02/25/37	4,821,683

Principal Amount			Value
$ 279,250	C	Citicorp Mortgage Securities, Inc., 5.770%, due 03/25/33	$280,665
390,000	C	Citigroup Commercial Mortgage Trust, 4.639%, due 05/15/43	384,508
3,698,810	C, S	Citigroup Mortgage Loan Trust, Inc., 5.946%, due 06/25/36	3,729,400
6,481,766	C, S	Citigroup Mortgage Loan Trust, Inc., 6.000%, due 11/25/35	6,511,572
11,439,714	C, S	Citigroup Mortgage Loan Trust, Inc., 6.099%, due 08/25/36	11,498,754
1,093,000	C	Commercial Mortgage Pass-Through Certificates, 3.600%, due 03/10/39	1,066,061
6,973,566	C, S	Countrywide Alternative Loan Trust, 5.419%, due 10/25/35	6,892,854
2,975,955	C, S	Countrywide Alternative Loan Trust, 5.500%, due 02/25/25	2,984,427
350,072	C	Countrywide Alternative Loan Trust, 5.500%, due 07/25/35	351,598
382,054	C	Countrywide Alternative Loan Trust, 5.620%, due 02/25/35	382,402
70,257	C	Countrywide Alternative Loan Trust, 5.720%, due 02/25/33	70,416
3,087,957	C, S	Countrywide Alternative Loan Trust, 5.813%, due 11/25/46	3,083,016
700,494	C	Countrywide Alternative Loan Trust, 5.870%, due 04/25/33	705,640
1,633,253	C	Countrywide Alternative Loan Trust, 5.930%, due 05/25/36	1,649,626
4,934,103	C, S	Countrywide Alternative Loan Trust, 6.020%, due 09/25/36	4,943,530
1,788,189	C, S	Countrywide Home Loan Mortgage Pass-Through Trust, 5.250%, due 10/25/35	1,751,830
582,378	C	Countrywide Home Loan Mortgage Pass-Through Trust, 5.850%, due 04/25/18	584,030
888,464	C	Credit Suisse First Boston Mortgage Securities Corp., 3.727%, due 03/15/35	863,535
416,053	C	Credit Suisse First Boston Mortgage Securities Corp., 3.819%, due 05/15/36	400,383

See Accompanying Notes to Financial Statements

ING INTERMEDIATE BOND FUND	PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2007 (CONTINUED)

Principal Amount			Value
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
$ 975,000	C	Credit Suisse First Boston Mortgage Securities Corp., 4.801%, due 03/15/36	$955,760
8,632,704	C, S	Credit Suisse Mortgage Capital Certificates, 7.000%, due 08/25/36	8,812,392
686,569	C	DLJ Commercial Mortgage Corp., 7.300%, due 06/10/32	712,632
5,882,035	C, S	First Horizon Alternative Mortgage Securities, 5.500%, due 08/25/35	5,844,219
526,528	C	First Horizon Asset Securities, Inc., 5.389%, due 10/25/35	526,889
2,133,611	C, S	First Horizon Asset Securities, Inc., 5.500%, due 12/25/35	2,119,563
833,062	C	Freddie Mac, 5.970%, due 04/15/32	843,671
59,868,684	C, ^	GE Capital Commercial Mortgage Corp., 0.511%, due 06/10/48	1,147,300
1,466,307	C	GE Capital Commercial Mortgage Corp., 3.752%, due 07/10/39	1,441,479
698,000	C	GE Capital Commercial Mortgage Corp., 4.371%, due 01/10/38	684,276
483,000	C	GE Capital Commercial Mortgage Corp., 4.865%, due 07/10/39	478,221
361,110	C	GE Capital Commercial Mortgage Corp., 5.560%, due 06/10/38	364,451
1,634,291	C	GMAC Mortgage Corp. Loan Trust, 4.602%, due 10/19/33	1,604,052
3,835,796	C, S	GMAC Mortgage Corp. Loan Trust, 5.262%, due 03/18/35	3,784,028
46,262,000	#, C, ^	Greenwich Capital Commercial Funding Corp., 0.512%, due 03/10/39	1,152,942
2,451,000	C, S	Greenwich Capital Commercial Funding Corp., 5.117%, due 04/10/37	2,453,305
1,393,000	C	Greenwich Capital Commercial Funding Corp., 5.534%, due 03/10/39	1,399,337
705,000	C	Greenwich Capital Commercial Funding Corp., 5.554%, due 03/10/39	708,224
564,000	C	Greenwich Capital Commercial Funding Corp., 5.613%, due 03/10/39	566,579

Principal Amount			Value
$ 1,949,000	C, S	GS Mortgage Securities Corp. II, 5.626%, due 04/10/38	$1,967,164
655,306	#, C	GSMPS 2005-RP1 1AF, 5.670%, due 01/25/35	658,113
637,967	C	GSR Mortgage Loan Trust, 5.500%, due 06/25/35	636,566
1,437,832	C	GSR Mortgage Loan Trust, 5.500%, due 07/25/35	1,438,013
952,025	C	Harborview Mortgage Loan Trust, 5.670%, due 01/19/35	954,962
473,881	C	Homebanc Mortgage Trust, 5.750%, due 08/25/29	474,459
307,530		JP Morgan Alternative Loan Trust, 5.514%, due 01/25/36	306,846
177,515,966	C, ^	JP Morgan Chase Commercial Mortgage Securities Corp., 0.070%, due 01/12/43	409,867
407,799	C	JP Morgan Chase Commercial Mortgage Securities Corp., 4.200%, due 07/12/35	399,429
1,700,000	C	JP Morgan Chase Commercial Mortgage Securities Corp., 4.223%, due 01/15/42	1,662,065
1,397,428	C	JP Morgan Chase Commercial Mortgage Securities Corp., 4.275%, due 01/12/37	1,370,291
433,000	C	JP Morgan Chase Commercial Mortgage Securities Corp., 5.455%, due 05/15/47	434,069
866,000	C	JP Morgan Chase Commercial Mortgage Securities Corp., 5.495%, due 05/15/47	866,261
198,280	C	JP Morgan Chase Commercial Mortgage Securities Corp., 5.833%, due 04/15/45	201,356
4,263,000	C, S	JP Morgan Chase Commercial Mortgage Securities Corp., 5.857%, due 10/12/35	4,379,130
1,226,000	C	JP Morgan Chase Commercial Mortgage Securities Corp., 5.861%, due 04/15/45	1,262,801
11,117,066	C, S	JP Morgan Mortgage Trust, 5.407%, due 11/25/35	11,021,526
11,987,000	C, ^	LB-UBS Commercial Mortgage Trust, 0.483%, due 02/15/40	436,981
866,000	C	LB-UBS Commercial Mortgage Trust, 3.992%, due 10/15/29	844,102

See Accompanying Notes to Financial Statements

ING INTERMEDIATE BOND FUND	PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2007 (CONTINUED)

Principal Amount			Value
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
$ 1,921,000	C, S	LB-UBS Commercial Mortgage Trust, 4.201%, due 12/15/29	$1,880,989
225,000	C	LB-UBS Commercial Mortgage Trust, 4.310%, due 02/15/30	220,526
695,000	C	LB-UBS Commercial Mortgage Trust, 4.510%, due 12/15/29	678,196
1,209,000	C	LB-UBS Commercial Mortgage Trust, 4.567%, due 06/15/29	1,197,734
1,179,000	C	LB-UBS Commercial Mortgage Trust, 4.821%, due 04/15/30	1,171,639
516,000	C	LB-UBS Commercial Mortgage Trust, 4.836%, due 02/15/40	496,286
520,000	C	LB-UBS Commercial Mortgage Trust, 4.885%, due 09/15/30	517,579
1,010,000	C	LB-UBS Commercial Mortgage Trust, 4.998%, due 04/15/30	1,004,143
1,469,000	C	LB-UBS Commercial Mortgage Trust, 5.103%, due 11/15/30	1,470,263
735,000	C	LB-UBS Commercial Mortgage Trust, 5.207%, due 02/15/31	735,140
1,845,000	C, S	LB-UBS Commercial Mortgage Trust, 5.227%, due 04/15/40	1,830,160
2,747,000	C, S	LB-UBS Commercial Mortgage Trust, 5.403%, due 02/15/40	2,758,784
1,014,000	C	LB-UBS Commercial Mortgage Trust, 5.516%, due 11/15/38	1,009,719
721,000	C	LB-UBS Commercial Mortgage Trust, 5.533%, due 02/15/40	721,695
1,442,000	C	LB-UBS Commercial Mortgage Trust, 5.563%, due 02/15/40	1,442,394
2,961,000	C, S	LB-UBS Commercial Mortgage Trust, 6.226%, due 03/15/26	3,016,863
6,432,000	C, S	LB-UBS Commercial Mortgage Trust, 6.365%, due 12/15/28	6,726,964
4,051,340	C, S	LB-UBS Commercial Mortgage Trust, 6.830%, due 08/15/26	4,285,496
2,641,248	C, S	MASTR Alternative Loans Trust, 5.500%, due 01/25/20	2,659,669
1,618,000	C	MASTR Alternative Loans Trust, 6.250%, due 07/25/36	1,655,994

Principal Amount			Value
$ 144,814	C	MASTR Alternative Loans Trust, 6.500%, due 05/25/33	$145,562
415,031	C	MASTR Alternative Loans Trust, 8.500%, due 05/25/33	418,927
44,846,049	#, C, ^	Merrill Lynch Mortgage Trust, 0.157%, due 10/12/41	920,550
40,979,963	#, C, ^	Merrill Lynch Mortgage Trust, 0.194%, due 11/12/35	305,833
981,000	C	Merrill Lynch Mortgage Trust, 4.892%, due 02/12/42	971,142
8,222,000	C, ^	Merrill Lynch/Countrywide Commercial Mortgage Trust, 0.736%, due 08/12/48	357,212
625,000	C	Merrill Lynch/Countrywide Commercial Mortgage Trust, 5.479%, due 08/12/48	622,251
696,000	C	Merrill Lynch/Countrywide Commercial Mortgage Trust, 5.509%, due 08/12/48	692,457
1,395,582	C	MLCC Mortgage Investors, Inc., 5.550%, due 04/25/29	1,396,951
463,155	C	MLCC Mortgage Investors, Inc., 5.640%, due 01/25/29	463,616
968,806	C	MLCC Mortgage Investors, Inc., 5.640%, due 10/25/28	968,869
3,660,000	C, S	Morgan Stanley Capital I, 5.007%, due 01/14/42	3,638,097
218,520	C	Morgan Stanley Capital I, 7.020%, due 03/15/32	223,188
240,138	C	Morgan Stanley Dean Witter Capital I, 4.180%, due 03/12/35	232,836
1,419,689	C	Mortgage Capital Funding, Inc., 6.663%, due 03/18/30	1,428,016
1,621,000	C	New York Mortgage Trust, Inc., 5.648%, due 05/25/36	1,637,305
1,038,000	C	Nomura Asset Securities Corp., 6.690%, due 03/15/30	1,090,186
2,772,065	C, S	Prudential Commercial Mortgage Trust, 3.669%, due 02/11/36	2,680,553
5,712,670	C, S	RAAC Series, 5.250%, due 09/25/34	5,672,198
6,191,457	C, S	Residential Accredit Loans, Inc., 5.500%, due 05/25/34	5,883,481
3,826,905	C, S	Residential Accredit Loans, Inc., 5.683%, due 09/25/46	3,833,036

See Accompanying Notes to Financial Statements

ING INTERMEDIATE BOND FUND	PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2007 (CONTINUED)

Principal Amount			Value
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
$ 2,981,741	C, S	Residential Accredit Loans, Inc., 5.720%, due 04/25/35	$2,991,999
5,520,026	C, S	Residential Accredit Loans, Inc., 5.809%, due 08/25/35	5,536,962
565,463	C	Residential Funding Mortgage Sec I, 5.720%, due 11/25/17	567,290
400,000	C	Salomon Brothers Mortgage Securities VII, 7.520%, due 12/18/09	420,152
605,040	C	Sequoia Mortgage Trust, 5.590%, due 01/20/35	606,902
830,074	C	Structured Adjustable Rate Mortgage Loan Trust, 5.630%, due 07/25/35	833,616
1,224,417	C	Structured Asset Mortgage Investments, Inc., 5.560%, due 04/19/35	1,226,705
4,498,541	C, S	Structured Asset Mortgage Investments, Inc., 7.396%, due 12/27/35	4,573,701
735,280	C	Thornburg Mortgage Securities Trust, 5.670%, due 12/25/33	736,158
2,980,631	C, S	Thornburg Mortgage Securities Trust, 5.690%, due 09/25/34	2,991,524
581,000	#, C	Wachovia Bank Commercial Mortgage Trust, 5.201%, due 10/15/44	568,678
4,930,000	C, S	Wachovia Bank Commercial Mortgage Trust, 5.201%, due 10/15/44	4,831,912
190,000	C	Wachovia Bank Commercial Mortgage Trust, 5.223%, due 07/15/42	190,609
1,235,000	C	Washington Mutual Alternative Mortgage Pass-Through Certificates, 5.733%, due 02/25/47	1,235,000
281,594	C	Washington Mutual Mortgage Pass-Through Certificates, 5.570%, due 01/25/45	281,820
706,005	C	Washington Mutual Mortgage Pass-Through Certificates, 5.630%, due 01/25/45	707,469
3,118,738	C, S	Washington Mutual Mortgage Pass-Through Certificates, 5.633%, due 01/25/47	3,113,134
504,903	C	Washington Mutual Mortgage Pass-Through Certificates, 5.633%, due 02/25/47	504,213

Principal Amount			Value
$ 1,409,855	C	Washington Mutual Mortgage Pass-Through Certificates, 5.720%, due 08/25/45	$1,416,899
7,499,891	C, S	Washington Mutual Mortgage Pass-Through Certificates, 5.750%, due 02/25/36	7,563,822
1,809,875	C, S	Washington Mutual Mortgage Pass-Through Certificates, 5.773%, due 11/25/46	1,810,723
902,823	C	Washington Mutual Mortgage Pass-Through Certificates, 5.795%, due 06/25/44	906,150
1,890,000	C, S	Washington Mutual Mortgage Pass-Through Certificates, 5.800%, due 10/25/36	1,881,190
821,899	C	Washington Mutual Mortgage Pass-Through Certificates, 5.820%, due 01/25/18	824,442
937,149	C	Washington Mutual Mortgage Pass-Through Certificates, 5.900%, due 10/25/46	937,149
435,133	C	Washington Mutual Mortgage Pass-Through Certificates, 5.903%, due 06/25/46	435,847
5,456,498	C, S	Washington Mutual Mortgage Pass-Through Certificates, 5.923%, due 07/25/46	5,464,808
1,804,881	C, S	Washington Mutual Mortgage Pass-Through Certificates, 6.000%, due 06/25/34	1,806,856
3,223,162	C, S	Washington Mutual Mortgage Pass-Through Certificates, 6.000%, due 07/25/36	3,239,658
2,045,000	C, S	Washington Mutual Mortgage Pass-Through Certificates, 6.081%, due 09/25/36	2,057,704
3,829,017	C, S	Washington Mutual Mortgage Pass-Through Certificates, 6.290%, due 05/25/46	3,835,450
2,028,000	C, S	Washington Mutual, Inc., 3.801%, due 06/25/34	1,972,047
1,922,104	C, S	Washington Mutual, Inc., 5.633%, due 03/25/47	1,919,476
2,003,965	C, S	Washington Mutual, Inc., 5.646%, due 03/25/47	2,004,044
400,000	C	Washington Mutual, Inc., 5.746%, due 04/25/47	399,500
580,000	C	Washington Mutual, Inc., 5.753% due 04/25/47	580,000

See Accompanying Notes to Financial Statements

ING INTERMEDIATE BOND FUND	PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2007 (CONTINUED)

Principal Amount			Value
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
$ 3,223,000	C, S	Wells Fargo Mortgage-Backed Securities Trust, 3.500%, due 06/25/35	$3,166,430
8,623,000	C, S	Wells Fargo Mortgage-Backed Securities Trust, 4.110%, due 06/25/35	8,476,007
2,160,000	C, S	Wells Fargo Mortgage-Backed Securities Trust, 4.500%, due 08/25/18	2,076,239
3,625,000	C, S	Wells Fargo Mortgage-Backed Securities Trust, 4.802%, due 07/25/34	3,552,992
6,343,530	C, S	Wells Fargo Mortgage-Backed Securities Trust, 5.386%, due 08/25/35	6,275,820
4,557,098	C, S	Wells Fargo Mortgage-Backed Securities Trust, 5.500%, due 01/25/36	4,462,397
2,723,057	C, S	Wells Fargo Mortgage-Backed Securities Trust, 5.500%, due 12/25/35	2,674,127
9,818,836	C, S	Wells Fargo Mortgage-Backed Securities Trust, 5.678%, due 12/25/36	9,853,265
3,633,435	C, S	Wells Fargo Mortgage-Backed Securities Trust, 5.950%, due 10/25/36	3,651,025
4,163,721	C, S	Wells Fargo Mortgage-Backed Securities Trust, 5.960%, due 11/25/36	4,183,877
5,284,579	C, S	Wells Fargo Mortgage-Backed Securities Trust, 6.000%, due 06/25/36	5,313,573

		Total Collateralized Mortgage Obligations (Cost $394,952,387 )	395,003,355

MUNICIPAL BONDS: 1.0%
California: 0.3%
2,870,000	C	City of San Diego, 7.125%, due 06/01/32	2,988,330

			2,988,330

Louisiana: 0.3%
3,846,000	#, C	Tulane University of Louisiana, 6.174%, due 11/15/12	3,944,573

			3,944,573

Michigan: 0.4%
4,525,000		Michigan Tobacco Settlement Finance Authority, 7.309%, due 06/01/34	4,734,462

			4,734,462

		Total Municipal Bonds (Cost $11,287,878 )	11,667,365

Principal Amount			Value
OTHER BONDS: 0.9%
Sovereign: 0.9%
ARS 12,426,000	@@	Argentina Bonos, 2.000%, due 09/30/14	$4,496,217
$ 12,105,000	@@	Argentina Government International Bond, Discount Note, due 12/15/35	1,676,543
MXN 24,180,000	@@	Mexican Bonos, 8.000%, due 12/17/15	2,249,162
TRY 2,914,440	@@	Turkey Government International Bond, 10.000%, due 02/15/12	2,139,967

		Total Other Bonds (Cost $10,198,233 )	10,561,889

Shares			Value
PREFERRED STOCK: 1.2%
Banks: 0.2%
105,400	@@, #, P	Santander Finance Preferred SA Unipersonal	$2,605,362

			2,605,362

Diversified Financial Services: 0.3%
125,050	P	Merrill Lynch & Co., Inc.	3,140,006

			3,140,006

Insurance: 0.7%
140,557	@@, P	Aegon NV	3,629,182
54,306	@@, P	Aegon NV - Series 1	1,397,836
126,650	P	Metlife, Inc.	3,320,763

			8,347,781

		Total Preferred Stock (Cost $13,874,889 )	14,093,149

WARRANTS: 0.0%
Telecommunications: 0.0%
20		American Tower Corp.	10,979

		Total Warrants (Cost $1,502 )	10,979

		Total Long-Term Investments (Cost $1,215,493,900)	1,215,371,964

See Accompanying Notes to Financial Statements

ING INTERMEDIATE BOND FUND	PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2007 (CONTINUED)

Principal Amount			Value
SHORT-TERM INVESTMENTS: 14.4%
Mutual Fund: 2.6%
$ 30,000,000	**	ING Institutional Prime Money Market Fund	$30,000,000

		Total Mutual Fund (Cost $30,000,000)	30,000,000

Foreign Government Securities: 1.0%
JPY 330,000,000	@@	Japan Financing Bills, 0.566%, due 06/04/07	2,797,680
JPY 670,000,000	@@	Japan Financing Bills, 0.530%, due 05/28/07	5,680,778
JPY 330,000,000	@@	Japan Treasury Bill, 0.601%, due 11/02/07	2,789,858

		Total Foreign Government Securities (Cost $11,335,994)	11,268,316

Repurchase Agreement: 0.1%
$ 1,398,000	Goldman Sachs Repurchase Agreement dated 03/30/07, 5.340%, due 04/02/07, $1,398,622 to be received upon repurchase (Collateralized by $1,393,000 U.S. Treasury, 1.625%, Market Value plus accrued interest $1,426,026, due 01/15/15)		1,398,000

		Total Repurchase Agreement (Cost $1,398,000)	1,398,000

Securities Lending Collateralcc: 10.7%
123,891,615	The Bank of New York Institutional Cash Reserves Fund		123,891,615

	Total Securities Lending Collateral (Cost $123,891,615)		123,891,615

	Total Short-Term Investments (Cost $166,625,609)		166,557,931

	Total Investments in Securities
	(Cost $1,382,119,509)*	119.6%	$1,381,929,895
	Other Assets and Liabilities - Net	(19.6)	(226,486,045)

	Net Assets	100.0%	$1,155,443,850

@@	Foreign Issuer
MASTR	Mortgage Asset Securitization Transaction, Inc.
#	Securities with purchases pursuant to Rule 144A, under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. These securities have been determined to be liquid under the guidelines established by the Funds’ Board of Directors/Trustees.
C	Bond may be called prior to maturity date.
P	Preferred Stock may be called prior to convertible date.
cc	Securities purchased with cash collateral for securities loaned.
W	When-issued or delayed delivery security
S	Segregated securities for certain derivatives, when-issued or delayed delivery securities and forward currency exchange contracts.
I	Illiquid security
L	Loaned security, a portion or all of the security is on loan at March 31, 2007.
**	Investment in affiliate
^	Interest Only (IO) Security. Rate shown reflects current effective yield.
*	Cost for federal income tax purposes is $1,382,466,203.

Net unrealized depreciation consists of:
Gross Unrealized Appreciation	$7,647,424
Gross Unrealized Depreciation	(8,183,732)

Net Unrealized Depreciation	$(536,308)

Information concerning open future contracts for ING Intermediate Bond Fund at March 31, 2007 is shown below:

Contract Description	Number of Contracts	Notional Market Value ($)	Expiration Date	Unrealized Appreciation/ (Depreciation)
Long Contracts
90-Day Eurodollar	924	218,837,850	06/18/07	$107,251
U.S. Treasury 2-Year Note	1,343	275,168,103	06/29/07	(313,168)
U.S. Treasury 5-Year Note	297	31,421,673	06/29/07	58,063
U.S. Treasury 10-Year Note	72	7,785,000	06/20/07	(45,360)

				$(193,214)

Short Contracts
90-Day Eurodollar	924	(219,738,750)	12/17/07	$(420,094)
U.S. Treasury Long Bond	200	(22,250,000)	06/20/07	240,418

				$(179,676)

See Accompanying Notes to Financial Statements

ING INTERMEDIATE BOND FUND	PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2007 (CONTINUED)

Information concerning the Credit Default Swap Agreements outstanding for the ING Intermediate Bond Fund at March 31, 2007 is shown below:

Counterparty	Reference Entity/ Obligation	Buy/Sell Protection	(Pay)/Receive Fixed Rate	Termination Date		Notional Amount	Unrealized Appreciation/ (Depreciation)
UBS AG	Bear Stearns Co., Inc. 5.300%, 10/30/15	Sell	0.240%	03/20/12	USD	8,198,000	$(40,636)
Citibank N.A., New York	Belo Corp., 8.000%, 11/01/08	Buy	(0.800)%	06/20/14	USD	2,172,000	9,183
Citibank N.A., New York	Centurytel, Inc. 7.875%, 08/15/12	Buy	(0.730)%	09/20/12	USD	3,525,000	(17,314)
Citibank N.A., New York	Centurytel, Inc. 7.875%, 08/15/12	Buy	(0.720)%	09/20/12	USD	570,000	(2,530)
Merrill Lynch International	Centurytel, Inc. 7.875%, 08/15/12	Buy	(0.740)%	09/20/12	USD	1,342,000	(10,039)
Citibank N.A., New York	CMS Energy Corp. 6.875%, 12/15/15	Sell	0.820%	03/20/12	USD	600,000	(640)
Merrill Lynch International	CMS Energy Corp. 6.875%, 12/15/15	Sell	0.840%	03/20/12	USD	3,000,000	2,777
UBS AG	Domtar, Inc. 7.875%, 10/15/11	Sell	2.600%	09/20/11	USD	1,288,000	64,894
Morgan Stanley Capital Services, Inc.	Domtar, Inc. 7.875%, 10/15/2011	Buy	(2.650)%	09/20/11	USD	1,287,500	(65,345)
Citibank N.A., New York	Dow Jones CDX.EM.6 Index	Buy	(1.400)%	12/20/11	USD	3,865,000	(29,009)
Lehman Brothers Special Financing, Inc.	Dow Jones CDX.NA.HY.7 Index	Buy	(3.250)%	12/20/11	USD	6,507,000	30,185
UBS AG	Dow Jones CDX.NA.HY.7 Index	Buy	(3.250)%	12/20/11	USD	3,940,200	33,656
Citibank N.A., New York	Dow Jones CDX.NA.IG.6 Index (7-10% Tranche)	Sell	1.0025%	06/20/16	USD	7,646,400	(46,834)
Citibank N.A., New York	Dow Jones CDX.NA.IG.7 Index (30-100% Tranche)	Buy	(0.048)%	12/20/16	USD	19,315,000	15,871
Lehman Brothers Special Financing, Inc.	Dow Jones CDX.NA.IG.7 Index (30-100% Tranche)	Buy	(0.048)%	12/20/16	USD	53,692,000	44,118
Citibank N.A., New York	Dow Jones CDX.NA.IG.HVOL.7 Index	Buy	(0.750)%	12/20/11	USD	10,767,200	42,489
Goldman Sachs International	Dow Jones CDX.NA.IG.HVOL.7 Index	Buy	(0.750)%	12/20/11	USD	25,982,000	28,039
Lehman Brothers Special Financing, Inc.	Dow Jones CDX.NA.IG.HVOL.7 Index	Buy	(0.750)%	12/20/11	USD	13,345,000	58,833
Lehman Brothers Special Financing, Inc.	Dow Jones CDX.NA.IG.HVOL.7 Index	Buy	(0.750)%	12/20/11	USD	26,564,000	150,623
Citibank N.A., New York	Dow Jones CDX.NA.XO.7 Index	Buy	(1.650)%	12/20/11	USD	11,662,000	(7,013)
Lehman Brothers Special Financing, Inc.	Dow Jones CDX.NA.XO.7 Index	Buy	(1.650)%	12/20/11	USD	13,345,000	103,636
UBS AG	Dow Jones CDX.NA.XO.7 Index	Buy	(1.650)%	12/20/11	USD	12,469,000	87,696
Citibank N.A., New York	Entergy Corp. 7.750%, 12/15/09	Sell	0.380%	12/20/11	USD	4,343,000	3,178
Lehman Brothers Special Financing, Inc.	Exelon Corp. 6.750%, 05/01/11	Buy	(0.630)%	06/20/12	USD	2,572,000	312
Lehman Brothers Special Financing, Inc.	Exelon Corp. 6.750%, 05/01/11	Buy	(0.640)%	06/20/12	USD	2,572,000	(719)
Citibank N.A., New York	Gannett Co. 6.375%, 04/01/12	Buy	(0.480)%	06/20/14	USD	1,780,000	4,045
Goldman Sachs International	Gannett Co. 6.375%, 04/01/12	Buy	(0.480)%	06/20/14	USD	2,574,000	10,555
UBS AG	Goldman Sachs Group, Inc. 6.600%, 01/15/12	Sell	0.240%	03/20/12	USD	8,198,000	(22,760)
Morgan Stanley Capital Services, Inc.	H.J. Heinz Co. 6.000%, 03/15/08	Buy	(0.350)%	09/20/11	USD	7,965,000	(28,492)

See Accompanying Notes to Financial Statements

ING INTERMEDIATE BOND FUND	PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2007 (CONTINUED)

Counterparty	Reference Entity/ Obligation	Buy/Sell Protection	(Pay)/Receive Fixed Rate	Termination Date		Notional Amount	Unrealized Appreciation/ (Depreciation)
Morgan Stanley Capital Services, Inc.	H.J. Heinz Co. 6.000%, 03/15/08	Buy	(0.410)%	09/20/11	USD	9,292,500	$(55,847)
Morgan Stanley Capital Services, Inc.	HCA, Inc. LN Tranche Number: LN300285	Buy	(1.700)%	12/20/11	USD	2,708,000	(54,718)
Barclays Bank PLC	Kinder Morgan, Inc. 6.500%, 09/01/12	Sell	1.700%	09/20/11	USD	515,000	19,756
Merrill Lynch International	Kinder Morgan, Inc. 6.500%, 09/01/12	Buy	(1.900)%	09/20/11	USD	1,288,000	(58,274)
UBS AG	Kinder Morgan, Inc. 6.500%, 09/01/12	Buy	(1.900)%	09/20/11	USD	1,288,000	(53,923)
UBS AG	Lehman Brothers Holdings 6.625%, 01/18/12	Sell	0.240%	03/20/12	USD	8,198,000	(40,636)
UBS AG	Morgan Stanley 6.600%, 04/01/12	Sell	0.260%	03/20/12	USD	12,475,000	(23,652)
Barclays Bank PLC	Nisource Finance Corp. 7.875%, 11/15/10	Sell	0.410%	03/20/12	USD	2,669,000	7,884
Citibank N.A., New York	Nisource Finance Corp. 7.875%, 11/15/10	Sell	0.410%	03/20/12	USD	1,253,000	2,605
Merrill Lynch International	Nisource Finance Corp. 7.875%, 11/15/10	Sell	0.430%	03/20/12	USD	2,669,000	7,939
Credit Suisse First Boston	Norbord, Inc. 7.250%, 07/01/12	Buy	(1.450)%	06/20/14	USD	3,860,000	86,610
JPMorgan Chase Bank N.A., New York	Norbord, Inc. 7.250%, 07/01/12	Buy	(1.380)%	06/20/14	USD	1,803,000	47,437
Morgan Stanley Capital Services, Inc.	Norbord, Inc. 7.250%, 07/01/12	Buy	(1.380)%	06/20/14	USD	3,532,000	87,040
UBS AG	Norbord, Inc. 7.250%, 07/01/12	Buy	(1.360)%	06/20/14	USD	1,449,000	43,816
UBS AG	Rogers Wireless, Inc. 7.250%, 12/15/12	Sell	1.300%	09/20/11	USD	2,568,000	93,372
UBS AG	Russian Federation 5.000% Step, 03/31/30	Sell	0.310%	08/20/07	USD	10,271,000	8,888
UBS AG	Russian Federation 5.000% Step, 03/31/30	Sell	0.240%	08/20/07	USD	6,267,000	2,814
Goldman Sachs International	Temple-Inland, Inc. 7.875%, 05/01/12	Buy	(1.040)%	03/20/14	USD	872,000	5,927
JPMorgan Chase Bank N.A., New York	Temple-Inland, Inc. 7.875%, 05/01/12	Buy	(0.890)%	03/20/14	USD	2,646,000	37,786
JPMorgan Chase Bank N.A., New York	Temple-Inland, Inc. 7.875%, 05/01/12	Buy	(1.020)%	03/20/14	USD	2,493,000	24,643
Morgan Stanley Capital Services, Inc.	Temple-Inland, Inc. 7.875%, 05/01/12	Buy	(0.900)%	03/20/14	USD	2,318,000	35,723
UBS AG	Temple-Inland, Inc. 7.875%, 05/01/12	Buy	(0.900)%	03/20/14	USD	2,476,000	39,349
Merrill Lynch International	Transocean, Inc. 7.375%, 04/15/18	Buy	(0.330)%	09/20/12	USD	2,855,000	(6,815)
UBS AG	Transocean, Inc. 7.375%, 04/15/18	Buy	(0.340)%	09/20/12	USD	2,850,000	(7,720)
Merrill Lynch International	TXU Energy Co. 7.000%, 03/15/13	Buy	(1.200)%	03/20/12	USD	3,911,000	36,070
UBS AG	TXU Energy Co. 7.000%, 03/15/13	Buy	(1.230)%	03/20/12	USD	747,000	6,002
Barclays Bank PLC	UST, Inc. 6.625%, 07/15/12	Buy	(0.300)%	03/20/14	USD	2,416,000	(262)
Bear Stearns Credit Products, Inc.	UST, Inc. 6.625%, 07/15/12	Buy	(0.280)%	03/20/14	USD	6,493,000	(1,854)
Bear Stearns Credit Products, Inc.	UST, Inc. 6.625%, 07/15/12	Buy	(0.380)%	03/20/17	USD	5,195,000	101
Morgan Stanley Capital Services, Inc.	UST, Inc. 6.625%, 07/15/12	Buy	(0.420)%	03/20/17	USD	2,416,000	(4,429)

See Accompanying Notes to Financial Statements

ING INTERMEDIATE BOND FUND	PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2007 (CONTINUED)

Counterparty	Reference Entity/ Obligation	Buy/Sell Protection	(Pay)/Receive Fixed Rate	Termination Date		Notional Amount	Unrealized Appreciation/ (Depreciation)
UBS AG	UST, Inc. 6.625%, 07/15/12	Buy	(0.280)%	03/20/14	USD	344,000	$526
UBS AG	UST, Inc. 6.625%, 07/15/12	Buy	(0.380)%	03/20/17	USD	422,000	847
Citibank N.A., New York	Weyerhaeuser Co. 6.750%, 03/15/12	Buy	(0.580)%	03/20/14	USD	461,000	5,446
JPMorgan Chase Bank N.A., New York	Weyerhaeuser Co. 6.750%, 03/15/12	Buy	(0.640)%	03/20/14	USD	2,582,000	19,240
Lehman Brothers Special Financing, Inc.	Weyerhaeuser Co. 6.750%, 03/15/12	Buy	(0.570)%	03/20/14	USD	2,646,000	(5,446)
Morgan Stanley Capital Services, Inc.	Weyerhaeuser Co. 6.750%, 03/15/12	Buy	(0.600)%	03/20/14	USD	4,904,000	34,550
Morgan Stanley Capital Services, Inc.	Weyerhaeuser Co. 6.750%, 03/15/12	Buy	(0.880)%	03/20/17	USD	2,416,000	21,678
Citibank N.A., New York	Williams Partners LP 7.500%, 06/15/11	Sell	1.030%	03/20/12	USD	3,020,164	6,058
UBS AG	XL Capital Ltd. 5.250%, 09/15/14	Buy	(0.610)%	09/20/16	USD	2,655,000	(17,029)
UBS AG	XL Capital Ltd. 5.250%, 09/15/14	Buy	(0.610)%	09/20/16	USD	5,310,000	(34,057)

							$736,204

See Accompanying Notes to Financial Statements

ING NATIONAL TAX-EXEMPT BOND FUND	PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2007

Principal Amount			(Unaudited) Rating(1)	Value
MUNICIPAL BONDS: 98.3%
Arizona: 3.8%
$1,000,000	C	Salt River Project Agricultural Improvement & Power District, 4.750%, due 01/01/35	Aa1/AA	$1,029,900

				1,029,900

California: 15.4%
350,000	C	California Statewide Communities Development Authority, 5.500%, due 09/01/14	Aaa/AAA	380,713
1,000,000	C	Clovis Public Financing Authority, 5.000%, due 08/01/26	Aaa/NR	1,058,970
1,000,000	C	Golden State Tobacco Securitization Corp., 5.000%, due 06/01/33	Baa3/BBB	989,850
1,000,000		Pleasant Valley School District, 5.850%, due 08/01/31	Aaa/AAA	1,233,790
500,000	C	San Marcos California Public Facility Authority Tax Allocation Reserve, 5.000%, due 08/01/21	Aaa/AAA	525,285

				4,188,608

Colorado: 3.9%
1,000,000	C	Interlocken Metropolitan District, 5.750%, due 12/15/19	NR/AA	1,054,340

				1,054,340

Connecticut: 2.8%
185,000		City of New Britain, 6.000%, due 03/01/12	Aaa/AAA	198,322
520,000	C	Connecticut State Development Authority, 5.000%, due 10/15/23	Aaa/AAA	550,950

				749,272

Florida: 8.1%
750,000	C	City of Gulf Breeze, 5.050%, due 12/01/20	Aaa/AAA	794,370
250,000	C	City of Tallahassee, 6.375%, due 12/01/30	Baa2/NR	266,893
100,000	C	County of Orange, 5.250%, due 10/01/23	Aaa/AAA	107,138
500,000	C	Florida State Board of Education, 5.750%, due 06/01/22	Aa1/AAA	533,575
500,000	C	Tampa Housing Authority, 4.650%, due 07/01/22	NR/AAA	510,340

				2,212,316

Principal Amount			(Unaudited) Rating(1)	Value
Illinois: 11.3%
$1,000,000		City of Chicago, 5.500%, due 01/01/09	Aaa/AAA	$1,032,020
1,000,000	C	De Kalb-Ogle Etc Counties Community College District No. 523, 5.750%, due 02/01/11	Aaa/NR	1,054,660
1,000,000	C	Illinois Finance Authority, 5.000%, due 08/15/24	NR/NR	987,370

				3,074,050

New Hampshire: 2.8%
740,000	C	New Hampshire Housing Finance Authority, 4.850%, due 07/01/26	Aaa/NR	752,247

				752,247

New Jersey: 3.7%
1,000,000	C	New Jersey State Housing & Mortgage Finance Agency, 4.550%, due 10/01/22	Aa2/AA	1,003,750

				1,003,750

New Mexico: 2.0%
500,000	C	New Mexico Finance Authority, 5.000%, due 04/01/16	Aaa/AAA	535,320

				535,320

New York: 18.2%
620,000		Albany Industrial Development Agency, 7.750%, due 01/01/10	NR/NR	657,219
1,000,000	C	City of New York, 5.000%, due 08/01/24	A1/AA-	1,054,640
250,000	C	Hudson Yards Infrastructure Corp., 5.000%, due 02/15/47	A3/A	262,080
1,000,000	C	New York State Dormitory Authority, 5.500%, due 07/01/15	Aaa/AAA	1,068,550
1,000,000		Port Authority of New York & New Jersey, 6.250%, due 12/01/11	Aaa/AAA	1,102,146
775,000	C	Westchester County Industrial Development Agency, 4.750%, due 07/01/20	NR/A	794,631

				4,939,266

See Accompanying Notes to Financial Statements

ING NATIONAL TAX-EXEMPT BOND FUND	PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2007 (CONTINUED)

Principal Amount			(Unaudited) Rating(1)	Value
North Carolina: 3.9%
$ 295,000	C	New Hanover County, 5.750%, due 11/01/12	Aa2/AA	$318,588
710,000	C	Raleigh North Carolina Certificates, 5.000%, due 02/01/24	Aa2/AA+	744,414

				1,063,002

North Dakota: 0.9%
250,000	C	Oliver County, 5.300%, due 01/01/27	Aaa/AAA	260,323

				260,323

Ohio: 0.2%
55,000		Lakota Local School District, 7.000%, due 12/01/10	Aaa/AAA	61,261

				61,261

Oklahoma: 8.0%
1,000,000	C	Oklahoma Industries Authority, 6.000%, due 08/15/19	Aaa/AAA	1,058,708
1,000,000	C	Payne County Economic Development Authority, 6.375%, due 06/01/30	Baa3/NR	1,101,000

				2,159,708

Pennsylvania: 4.0%
1,000,000	C	Lebanon County Health Facilities Authority, 6.000%, due 11/15/35	Baa2/BBB	1,085,690

				1,085,690

Rhode Island: 0.4%
35,000		Dunns Corner Fire District, 8.000%, due 06/01/07	NR/NR	35,230
35,000		Dunns Corner Fire District, 8.050%, due 06/01/08	NR/NR	36,607
35,000		Dunns Corner Fire District, 8.100%, due 06/01/09	NR/NR	37,969

				109,806

Principal Amount			(Unaudited) Rating(1)	Value
		Texas: 7.8%
$ 500,000	C	Alamo Community College District, 5.000%, due 02/15/24	Aaa/AAA	$530,310
200,000	C	Cleburne 4B Economic Development Corp., 5.625%, due 02/15/27	Aaa/NR	213,882
1,000,000	C	Harris County Health Facilities Development Corp., 5.750%, due 07/01/27	Aa3/AAA	1,201,360
165,000	C	Harris County-Houston Sports Authority, 5.000%, due 11/15/28	Aaa/AAA	167,381

				2,112,933

Virginia: 1.1%
290,000	C	Virginia Housing Development Authority, 4.500%, due 04/01/24	Aaa/AAA	288,466

				288,466

		Total Investments in Securities
		(Cost $26,139,952)*	98.3%	$26,680,258
		Other Assets and Liabilities - Net	1.7	448,303

		Net Assets	100.0%	$27,128,561

(1)	Credit ratings are provided by Moody’s Investor’s Service, Inc. and Standard’s and Poor’s Rating Group and are not audited.
C	Bond may be called prior to maturity date.
*	Cost for federal income tax purposes is the same as for financial statement purposes.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$620,770
Gross Unrealized Depreciation	(80,464)

Net Unrealized Appreciation	$540,306

See Accompanying Notes to Financial Statements

ING CLASSIC MONEY MARKET FUND(1)	PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2007

Principal Amount			Value
CERTIFICATES OF DEPOSIT: 3.8%
$ 6,000,000		Canadian Imperial Bank of Commerce, 5.350%, due 04/11/07	$5,999,527
7,000,000		Deutsche Bank AG, 5.320%, due 06/18/07	6,999,934
3,000,000		HBOS Treasury Services PLC, 5.350%, due 04/11/07	2,999,763
20,000,000		Mizuho Corporate Bank, 5.310%, due 04/27/07	20,000,000

		Total Certificates of Deposit (Cost $35,999,224)	35,999,224

COLLATERALIZED MORTGAGE OBLIGATIONS: 2.7%
6,000,000	@@, #, C	Cheyne High Grade CDO Ltd., 5.370%, due 11/13/07	6,000,000
5,400,000	@@, C, I	Newcastle CDO Ltd., 5.350%, due 09/24/07	5,400,000
5,400,000	@@, C, I	Newcastle CDO Ltd., 5.350%, due 10/24/07	5,400,000
9,000,000	@@, #, C	Newcastle CDO Ltd., 5.350%, due 03/25/08	9,000,000

		Total Collateralized Mortgage Obligations (Cost $25,800,000)	25,800,000

COMMERCIAL PAPER: 39.3%
2,000,000		ANZ National, 5.170%, due 04/04/07	1,999,138
5,000,000	@@, #	ASB Finance Ltd., 5.100%, due 01/25/08	4,788,208
16,000,000		BHP Billiton Finance USA, 5.290%, due 04/30/07	15,931,818
13,837,000		Barton Capital Corp., 5.285%, due 4/13/07	13,822,655
14,500,000		Cargill Asia Pacific, 5.300%, due 04/09/07	14,482,922
45,500,000	#	Concord Minutemen Capital Co., LLC - Series C, 5.270%, due 04/25/07	45,309,833
23,738,000		Crown Point Capital Co., 5.290%, due 04/04/07	23,703,403
8,000,000		Crown Point Capital Co., 5.300%, due 04/12/07	7,987,044
30,000,000	@@, #	Duke Funding High Grade I Ltd., 5.285%, due 04/05/07	29,946,957
7,500,000		Master Funding, LLC, 5.300%, due 05/31/07	7,433,750
45,519,000		Monument Gardens Funding, LLC, 5.290%, due 04/26/07	45,175,745
12,000,000		Park Avenue Rece, 5.280%, due 04/19/07	11,968,321
36,000,000		Saint Germain Holdings Ltd., 5.280%, due 04/04/07	35,944,089

Principal Amount			Value
$ 9,000,000		Swiss Re Financial Products, 5.285%, due 04/26/07	$8,966,969
45,000,000		Tulip Funding Corp., 5.290%, due 04/30/07	44,808,116
13,500,000		UBS Finance, 5.215%, due 05/11/07	13,368,353
32,000,000	#	Variable Funding Capital, 5.285%, due 04/12/07	31,948,324
16,100,000		Yorktown Capital, LLC, 5.265%, due 04/16/07	16,071,951

		Total Commercial Paper (Cost $373,657,596)	373,657,596

CORPORATE BONDS/NOTES: 47.8%
2,000,000		Alliance & Leicester, 5.435%, due 01/14/08	2,001,133
5,300,000	#	Allstate Life Global Funding II, 5.430%, due 04/02/07	5,300,012
1,627,000		Allstate Life Global GL, 5.337%, due 07/30/07	1,617,266
4,000,000		Allstate Life TR, 5.320%, due 04/25/08	4,000,507
7,710,000		American Express Bank, 5.410%, due 07/19/07	7,712,521
2,200,000		American Express Bank FSB, 5.290%, due 08/10/07	2,199,912
4,945,000		American Express Bank FSB, 5.400%, due 11/21/07	4,948,136
4,000,000		American Express Centurion, 5.320%, due 10/18/07	4,000,495
2,710,000		American Express Centurion, 5.400%, due 11/16/07	2,711,666
9,500,000	#, C	American General Finance, 5.370%, due 04/14/08	9,499,938
14,518,000		American General Finance, 5.374%, due 11/15/07	14,445,611
3,500,000		American General Finance, 5.480%, due 01/18/08	3,503,952
3,000,000	#	American Honda Finance, 5.380%, due 02/04/08	3,002,120
4,425,000	#	American Honda Finance, 5.448%, due 09/27/07	4,427,648
4,600,000	@@, #	Banco Santander Totta LN, 5.320%, due 04/16/08	4,600,285
10,000,000		Bank of America, N.A., 5.315%, due 04/18/07	9,999,961
2,500,000		Bank of America, N.A., 5.315%, due 05/25/07	2,500,000
5,000,000		Bank of America, N.A., 5.315%, due 12/04/07	4,999,688

See Accompanying Notes to Financial Statements

ING CLASSIC MONEY MARKET FUND(1)	PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2007 (CONTINUED)

Principal Amount			Value
CORPORATE BONDS/NOTES (continued)
$ 3,750,000	#	Bank of New York, Co., Inc., 5.380%, due 04/25/08	$3,750,000
2,500,000	@@, #	Bank of Scotland TSY SRV, 5.335%, due 11/30/07	2,470,356
3,013,000	@@	Bank of Scotland TSY SRV, 5.460%, due 04/14/07	3,013,024
765,000		Bank One, 5.424%, due 09/01/07	760,919
1,000,000		Bear Stearns Cos., Inc., 5.332%, due 08/15/07	1,008,925
10,500,000		Bear Stearns Cos., Inc., 5.370%, due 08/01/07	10,501,295
5,725,000		Bear Stearns Cos., Inc., 5.380%, due 04/28/08	5,725,000
5,800,000		Bear Stearns Cos., Inc., 5.400%, due 04/04/08	5,800,000
4,427,000		Bear Stearns Cos., Inc., 5.485%, due 07/27/07	4,428,562
8,700,000		Canadian Imperial Bank Comm, 5.360%, due 02/14/08	8,702,681
8,000,000		Citigroup Funding Inc., 5.360, due 03/14/08	8,003,150
1,650,000		Credit Suisse FB USA, Inc., 5.725%, due 10/29/07	1,653,647
10,000,000		Credit Suisse, 5.320%, due 03/14/08	10,000,000
8,600,000	@@, #	Danske Bank A/S, 5.290%, due 04/11/08	8,599,083
15,000,000	@@, #	Duke Funding High Grade I Ltd., 5.330%, due 06/06/07	14,999,728
11,890,000		General Electric Capital Corp., 5.410%, due 06/22/07	11,892,326
8,400,000		General Electric Capital Corp., 5.445%, due 07/09/07	8,400,000
10,000,000	I	Goldman Sachs Group, Inc., 5.360%, due 05/11/07	10,000,000
5,300,000	#	Goldman Sachs Group, Inc., 5.370%, due 04/14/08	5,300,000
9,000,000	#	Goldman Sachs Group, Inc., 5.445%, due 09/14/07	9,004,451
4,200,000	@@, #	HBOS Treasury Services PLC, 5.390%, due 05/01/08	4,200,000
16,085,000	@@, #	HBOS Treasury Services PLC, 5.416%, due 04/24/08	16,087,734
2,069,000		HSBC Finance Corp., 5.316%, due 01/30/07	2,058,073
5,181,000		JPMorgan Chase & Co., 5.378%, due 05/30/07	5,179,846
14,750,000		Lehman Brothers Holdings, Inc., 5.385%, due 07/19/07	14,754,020

Principal Amount			Value
$13,075,000		Lehman Brothers Holdings, Inc., 5.480%, due 04/20/07	$13,076,042
4,000,000	#	MBIA Global Funding, LLC, 5.315%, due 03/14/08	4,000,000
18,500,000	#	MBIA Global Funding, LLC, 5.350%, due 11/28/07	18,502,960
4,500,000	#	MBIA Global Funding, LLC, 5.390%, due 01/11/08	4,503,127
20,500,000		Merrill Lynch & Co., Inc., 5.290%, due 07/27/07	20,500,000
5,000,000		Morgan Stanley, 5.360%, due 04/03/08	5,001,309
11,000,000		Morgan Stanley, 5.380%, due 03/07/08	11,007,916
12,000,000		Morgan Stanley, 5.410%, due 04/25/08	12,000,000
4,401,000	C	Morgan Stanley, 5.445%, due 04/01/07	4,401,000
3,000,000		Morgan Stanley, 5.485%, due 07/27/07	3,001,500
2,840,000		Morgan Stanley, 5.485%, due 01/18/08	2,843,420
8,500,000		Natexis Banq Populair, 5.310%, due 12/05/07	8,498,870
7,500,000		Royal Bank of Canada, 5.305%, due 04/02/08	7,499,021
10,000,000		Royal Bank of Canada, 5.420%, due 1/22/08	10,000,000
4,000,000		Royal Bank of Scotland, 5.496%, due 4/27/07	3,995,814
3,500,000	@@, #	Santander US Debt SA UNI, 5.360%, due 09/21/07	3,500,576
2,100,000	@@, #	Santander US Debt SA UNI, 5.370%, due 02/06/08	2,100,434
1,000,000		Southtrust Bank NA, 5.415%, due 06/14/07	1,000,134
3,000,000		Suntrust Bank Sti Float, 5.265%, due 09/14/07	2,999,390
16,000,000		Toronto Dominion Bank, 5.320%, due 04/27/07	16,000,000
10,000,000		Toyota Motor Credit Corp., 5.310%, due 04/26/07	10,000,000
7,000,000		Washington Mutual Bank, 5.340%, due 09/17/07	6,999,763
11,000,000		Washington Mutual Bank, 5.400%, due 11/16/07	11,003,020
3,300,000		Westpac Banking Corp., 5.400%, due 04/11/08	3,300,000

		Total Corporate Bonds/Notes (Cost $453,497,967)	453,497,967

See Accompanying Notes to Financial Statements

ING CLASSIC MONEY MARKET FUND(1)	PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2007 (CONTINUED)

Principal Amount			Value
REPURCHASE AGREEMENTS: 6.0%
$56,648,000	Goldman Sachs Repurchase Agreement dated 03/30/07, 5.340%, due 04/02/07 $56,673,208 to be received upon repurchase (Collateralized by $56,443,000 Treasury Inflation-Protected Securities 1.625%, Market Value plus accrued interest $57,781,201, due 01/15/15)		$56,648,000

	Total Repurchase Agreements (Cost $56,648,000)		56,648,000

	Total Investments in Securities
	(Cost $945,602,787)*	99.6%	$945,602,787
	Other Assets and Liabilities-Net	0.4	3,698,323

	Net Assets	100.0%	$949,301,110

(1)	All securities with a maturity date of greater than 13 months have either a variable rate, a demand feature, prerefunded, optional or mandatory put resulting in an effective maturity of one year or less. Rate shown reflects current rate.
CDO	Collateralized Debt Obligations
@@	Foreign Issuer
#	Securities with purchases pursuant to Rule 144A, under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. These securities have been determined to be liquid under the guidelines established by the Funds’ Board of Directors/Trustees.
C	Bond may be called prior to maturity date.
I	Illiquid security
*	Cost for federal income tax purposes is the same as for financial statement purposes.

See Accompanying Notes to Financial Statements

ING INSTITUTIONAL PRIME MONEY MARKET FUND(1)	PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2007

Principal Amount			Value
CERTIFICATES OF DEPOSIT: 6.8%
$ 2,080,000		Abbey National Treasury Services, 5.330%, due 04/03/07	$2,079,960
3,000,000		Barclays Bank PLC, 5.340%, due 06/18/07	3,000,109
1,000,000		Canadian Import Bank Co., 5.350%, due 10/26/07	999,793
4,000,000		Deutsche Bank AG, 5.320%, due 06/18/07	3,999,962
14,000,000		HBOS Treasury Services PLC, 5.350%, due 06/25/07	14,000,540
10,000,000		Mizuho Corporate Bank, 5.310%, due 04/27/07	10,000,000
11,000,000		Rabobank Nederland NV, 5.400%, due 01/16/08	10,999,010
1,000,000		Royal Bank of Scotland, 5.400%, due 01/11/08	998,789
1,000,000		Societe Generale, 5.400%, due 01/09/08	998,189
1,000,000		Toronto Dominion Bank, 5.350%, due 10/26/07	999,739
1,000,000		UBS AG, 5.400%, due 01/04/08	998,380

		Total Certificates of Deposit (Cost $49,074,471)	49,074,471

COLLATERALIZED MORTGAGE OBLIGATIONS: 1.4%
2,000,000	@@, #, C	Cheyne High Grade CDO Ltd., 5.370%, due 11/13/07	2,000,000
8,500,000	@@, #, C	Newcastle CDO Ltd., 5.350%, due 03/25/08	8,500,000

		Total Collateralized Mortgage Obligations (Cost $10,500,000)	10,500,000

COMMERCIAL PAPER: 47.8%
2,600,000		Alliance & Leicester PLC, 5.280%, due 04/10/07	2,596,568
2,750,000		ANZ National, 5.150%, due 04/04/07	2,748,820
4,350,000		ASB Finance Ltd., 5.210%, due 05/08/07	4,305,339
21,559,000		Barton Capital Corp., 5.280%, due 04/04/07	21,529,027
20,000,000		BHP Billiton Finance USA, 5.290%, due 04/30/07	19,914,772
500,000		BNP Paribas, 5.300%, due 05/02/07	497,718
1,153,000		Cafco, LLC, 5.280%, due 04/18/07	1,150,125
10,600,000		Cargill, 5.300%, due 04/09/07	10,587,516
1,000,000		Concord Minutemen Capital Co., LLC — Series A, 5.270%, due 05/16/07	993,413

Principal Amount			Value
$20,739,000	#	Concord Minutemen Capital Co., LLC — Series C, 5.270%, due 04/25/07	$20,695,535
22,000,000		Crown Point Capital Co., 5.290%, due 04/13/07	21,980,768
5,000,000		Duke Funding High Grade I Ltd., 5.290%, due 04/20/07	4,986,040
3,988,000		Edison Asset Securitization Corp., 5.230%, due 04/18/07	3,958,607
500,000		General Electric Capital Corp., 5.300%, 04/20/07	498,601
16,724,000		Greenwich Capital Holdings, 5.420%, 04/02/07	16,721,482
800,000		HBOS Treasury Services PLC, 5.270%, due 04/16/07	798,243
2,800,000		IXIS, 5.275%, due 06/08/07	2,772,101
5,000,000		Master Funding, LLC, 5.300%, due 05/31/07	4,955,833
10,000,000		Monument Gardens, LLC, 5.260%, due 06/22/07	9,920,974
11,489,000		Old Line Funding, LLC, 5.275%, due 04/09/07	11,455,267
26,704,000		Park Avenue Receivables Corp., 5.280%, due 04/19/07	26,647,374
1,000,000		Societe Generale, 5.260%, due 06/19/07	988,457
25,398,000		St. Germain Holdings Ltd., 5.290%, due 04/04/07	25,354,421
15,000,000		Swiss Re Financial Products, 5.285%, due 04/26/07	14,944,948
10,003,000		Three Pillars Funding Corp., 5.285%, due 04/20/07	9,975,645
20,354,000		Thunder Bay Funding, LLC, 5.280%, due 04/05/07	20,305,691
10,000,000		Tulip Funding Corp., 5.310%, due 04/30/07	9,957,225
14,666,000		UBS Finance, 5.215%, due 05/11/07	14,550,549
21,950,000		Variable Funding Capital Corp., 5.285%, due 04/24/07	21,894,340
1,000,000		Westpac Banking Corp., 5.240%, due 05/01/07	995,633
900,000		Westpac Securities, 5.290%, due 04/24/07	896,958
8,312,000		Windmill Funding, 5.270%, due 04/04/07	8,294,042
28,266,000		Yorktown Capital, LLC, 5.260%, due 04/16/07	28,203,997

		Total Commercial Paper (Cost $346,076,029)	346,076,029

See Accompanying Notes to Financial Statements

ING INSTITUTIONAL PRIME MONEY MARKET FUND(1)	PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2007 (CONTINUED)

Principal Amount			Value
CORPORATE BONDS/NOTES: 33.8%
$ 9,200,000	@@	Abbey National North America, LLC, 5.360%, due 06/29/07	$9,200,940
2,500,000		Allstate Life, 5.320%, due 04/25/08	2,500,317
13,000,000		American Express Bank FSB, 5.320%, due 10/18/07	13,001,610
1,300,000		American Express Bank FSB, 5.340%, due 12/12/07	1,300,182
2,000,000		American Express Bank FSB, 5.410%, due 07/19/07	2,000,662
4,350,000		American General Finance Corp., 5.292%, due 11/15/07	4,329,098
1,000,000	#, C	American General Finance Corp., 5.370%, due 04/14/08	999,987
2,000,000		American General Finance Corp., 5.460%, due 04/05/07	2,000,018
12,000,000		American General Finance Corp., 5.470%, due 08/16/07	12,006,480
1,000,000	#	American Honda Finance Corp., 5.470%, due 10/22/07	1,000,702
3,500,000	@@, #	Banco Santander, 5.320%, due 04/16/08	3,500,217
9,800,000		Bank of America, N.A., 5.315%, due 05/25/07	9,799,994
4,047,000	@@	Bank of Scotland, 5.460%, due 04/04/07	4,047,032
4,395,000		Bear Stearns Cos., Inc., 5.254%, due 01/31/08	4,348,398
500,000		Bear Stearns Cos., Inc., 5.380%, due 04/28/08	500,000
10,000,000		Canadian Import Bank Co., 5.360%, due 02/14/08	10,003,083
1,000,000		Caterpillar Financial Services, 5.420%, due 02/11/08	1,000,681
5,000,000		Citigroup Funding, Inc., 5.360%, due 03/14/08	5,001,969
5,000,000		Credit Suisse, 5.320%, due 03/14/08	5,000,000
10,000,000	@@, #	Danske Bank A/S, 5.290%, due 04/11/08	9,998,934
1,547,000		General Electric Capital Corp., 5.420%, due 01/03/08	1,548,032
519,000		General Electric Capital Corp., 5.445%, due 07/09/07	519,173
1,000,000	I	Goldman Sachs Group, Inc., 5.360%, due 05/11/07	1,000,000

Principal Amount			Value
$ 4,000,000	#	Goldman Sachs Group, Inc., 5.445%, due 09/14/07	$4,001,236
1,500,000		Goldman Sachs Group, Inc., 5.790%, due 02/26/08	1,505,991
1,000,000	@@, #	HBOS Treasury Services PLC, 5.402%, due 08/15/07	993,381
1,500,000	@@, #	HBOS Treasury Services PLC, 5.416%, due 04/24/08	1,500,483
1,000,000	@@, #	HBOS Treasury Services PLC, 7.093%, due 07/23/07	994,619
1,000,000		HSBC Finance Corp., 5.316%, due 01/15/08	994,719
1,000,000		HSBC Finance Corp., 5.321%, due 05/15/07	1,002,520
5,600,000		HSBC Finance Corp., 5.400%, due 05/10/07	5,600,355
1,800,000		HSBC Finance Corp., 5.459%, due 06/07/07	1,794,675
5,000,000		HSBC Finance Corp., 5.510%, due 07/27/07	5,002,724
4,006,000		Lehman Brothers Holdings, Inc., 5.248%, due 01/22/08	3,966,815
650,000		Lehman Brothers Holdings, Inc., 5.370%, due 05/31/07	650,064
5,500,000		Lehman Brothers Holdings, Inc., 5.480%, due 04/20/07	5,500,428
1,200,000		Morgan Stanley, 5.360%, due 04/03/08	1,200,314
8,000,000		Morgan Stanley, 5.400%, due 04/04/08	8,005,553
4,870,000		Morgan Stanley, 5.485%, due 01/18/08	4,875,516
2,000,000	#	MBIA Global Funding, LLC, 5.315%, due 03/14/08	2,000,000
13,500,000	#	MBIA Global Funding, LLC, 5.350%, due 11/28/07	13,502,160
2,000,000	#	MBIA Global Funding, LLC, 5.390%, due 01/11/08	2,001,390
3,000,000		Merrill Lynch & Co., Inc., 5.290%, due 07/27/07	3,000,000
1,400,000		Merrill Lynch & Co., Inc., 5.360%, due 08/22/07	1,400,351
800,000		Merrill Lynch & Co., Inc., 5.485%, due 07/09/07	800,209
10,000,000		Natixis SA, 5.310%, due 12/05/07	9,998,671
4,500,000		Royal Bank of Canada, 5.305%, due 04/02/08	4,499,412
5,250,000		Royal Bank of Canada, 5.420%, due 01/22/08	5,250,000
2,600,000	@@, #	Royal Bank of Scotland Group PLC, 5.350%, due 12/21/07	2,600,365

See Accompanying Notes to Financial Statements

ING INSTITUTIONAL PRIME MONEY MARKET FUND(1)	PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2007 (CONTINUED)

Principal Amount			Value
CORPORATE BONDS/NOTES (continued)
$ 5,000,000	@@, #	Royal Bank of Scotland Group PLC, 5.370%, due 04/11/08	$4,996,108
6,500,000	@@, #	Santander S/A, 5.370%, due 02/06/08	6,501,318
800,000		Societe Generale, 5.258%, due 06/20/07	799,837
6,000,000		Suntrust Bank, 5.290%, due 05/01/07	5,999,950
1,000,000		Suntrust Bank, 5.310%, due 01/28/08	1,000,012
1,000,000		Suntrust Bank, 5.408%, due 07/01/07	999,089
5,000,000		Toyota Motor Credit Corp., 5.310%, due 04/26/07	5,000,000
10,000,000		US Bank, 5.379%, due 10/01/07	10,002,942
6,000,000		Wachovia Corp., 5.410%, due 07/20/07	6,002,022
3,000,000		Washington Mutual Bank, 5.340%, due 09/17/07	2,999,898
1,100,000	C	Wells Fargo & Co., 5.301%, due 10/15/07	1,091,058
2,000,000		Westpac Banking Corp., 5.320%, due 01/15/08	1,999,513

		Total Corporate Bonds/Notes (Cost $244,641,207)	244,641,207

Principal Amount			Value
REPURCHASE AGREEMENTS: 10.2%
$73,790,000	Deutsche Bank Repurchase Agreement date 03/30/07, 5.330%, due 04/02/07 $73,822,775 to be received upon repurchase (Collateralized by $75,461,000 various U.S. Government Agency obligations, 4.375%-4.625%, Market value plus accrued interest $75,268,730 due 03/17/10-05/01/13).		$73,790,000

	Total Repurchase Agreements (Cost $73,790,000)		73,790,000

	Total Investments in Securities
	(Cost $724,081,707)*	100.0%	$724,081,707
	Other Assets and Liabilities - Net	0.0	248,102

	Net Assets	100.0%	$724,329,809

(1)	All securities with a maturity date of greater than 13 months have either a variable rate, a demand feature, prerefunded, optional or mandatory put resulting in an effective maturity of one year or less. Rate shown reflects current rate.
CDO	Collateralized Debt Obligations
@@	Foreign Issuer
#	Securities with purchases pursuant to Rule 144A, under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. These securities have been determined to be liquid under the guidelines established by the Funds’ Board of Directors/Trustees.
C	Bond may be called prior to maturity date.
I	Illiquid security
*	Cost for federal income tax purposes is the same as for financial statement purposes.

See Accompanying Notes to Financial Statements

TAX INFORMATION (UNAUDITED)

Dividends paid during the year ended March 31, 2007 were as follows:

Fund Name	Type	Per Share Amount

ING GNMA Income Fund
Class A	NII	$0.4110
Class B	NII	$0.3499
Class C	NII	$0.3509
Class I	NII	$0.4365
Class M(1)	NII	$0.3152
Class Q	NII	$0.4151

ING High Yield Bond Fund
Class A	NII	$0.6033
Class B	NII	$0.5366
Class C	NII	$0.5359

ING Intermediate Bond Fund
Class A	NII	$0.4957
Class B	NII	$0.4176
Class C	NII	$0.4188
Class I	NII	$0.5282
Class O	NII	$0.4946
Class R	NII	$0.4692

ING National Tax-Exempt Bond Fund
Class A	NII	$0.0123
Class B	NII	$0.0099
Class C	NII	$0.0099
Class A	TEI	$0.3829
Class B	TEI	$0.3080
Class C	TEI	$0.3076
All Classes	STCG	$0.0180
All Classes	LTCG	$0.0538

ING Classic Money Market Fund
Class A	NII	$0.0453
Class B	NII	$0.0393
Class C	NII	$0.0392

ING Institutional Prime Money Market Fund	NII	$0.0512

NII - Net investment income

TEI - Tax-exempt income

STCG - Short-term capital gain

LTCG - Long-term capital gain

(1)	Effective January 2, 2007, Class M shareholders of ING GNMA Income Fund were converted to Class A shares of the Fund.

Pursuant to Internal Revenue Code Section 871(k)(1), the Funds designate the following percentages of net investment income distributions as interest-related dividends:

ING GNMA Income Fund	98.60%

ING High Yield Bond Fund	99.65%

ING Intermediate Bond Fund	97.08%

ING National Tax-Exempt Bond Fund	100.00%

ING Classic Money Market Fund	100.00%

ING Institutional Prime Money Market Fund	99.98%

TAX INFORMATION (UNAUDITED) (CONTINUED)

Pursuant to Internal Revenue Code Section 871(k)(2), ING National Tax-Exempt Bond Fund designates $0.0180 per share as short-term capital gain dividends.

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Funds. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

TRUSTEE AND OFFICER INFORMATION (UNAUDITED)

The business and affairs of the Trust are managed under the direction of the Board. A Trustee who is not an interested person of the Trust, as defined in the 1940 Act, is an independent trustee (“Independent Trustee”). The Trustees and Officers of the Trust are listed below. The Statement of Additional Information includes additional information about trustees of the trust, and is available, without charge, upon request at (800) 992-0180.

Name, Address and Age	Position(s) held with Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) during the Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships held by Trustee
Independent Trustees:

John V. Boyer(2) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 53	Trustee	January 2005 - Present	President and Chief Executive Officer, Franklin and Eleanor Roosevelt Institute (March 2006 - Present). Formerly, Executive Director, The Mark Twain House & Museum(3) (September 1989 - November 2005).	174	None

Patricia W. Chadwick(2) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 58	Trustee	January 2006 - Present	Consultant and President of self-owned company, Ravengate Partners LLC (January 2000 - Present).	174	Wisconsin Energy (June 2006 - Present).

J. Michael Earley(3) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 61	Trustee	February 2002 - Present	President, Chief Executive Officer and Director, Bankers Trust Company, N.A. Des Moines (June 1992 - Present).	174	Midamerica Financial Corporation (December 2002 - Present).

R. Barbara Gitenstein(2) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 59	Trustee	February 2002 - Present	President, College of New Jersey (January 1999 - Present).	174	None

Patrick W. Kenny(3) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 64	Trustee	January 2005 - Present	President and Chief Executive Officer, International Insurance Society (June 2001 - Present).	174	Assured Guaranty Ltd. (April 2004 - Present); and Odyssey Reinsurance Holdings (November 2006 - Present).

Jock Patton(2) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 61	Chairman and Trustee	February 2001 - Present	Private Investor (June 1997 - Present).	174	JDA Software Group, Inc. (January 1999 - Present); and Swift Transportation Co. (March 2004 - Present).

Sheryl K. Pressler(3) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 56	Trustee	January 2006 - Present	Consultant (May 2001 - Present).	174	Stillwater Mining Company (May 2002 - Present); California Healthcare Foundation (June 1999 - Present); and Romanian-American Enterprise Fund (February 2004 - Present).

David W.C. Putnam(3) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 67	Trustee	March 2001 - Present	Chair, Board of Directors and President, F.L. Putnam Securities Company, Inc. (June 1978 - Present).	174	Principled Equity Market Trust (December 1996 - Present); and Asian American Bank and Trust Company (June 1993 - Present).

Roger B. Vincent(3) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 61	Trustee	February 2002 - Present	President, Springwell Corporation (March 1989 - Present).	174	UGI Corporation (February 2006 - Present); and UGI Utilities, Inc. (February 2006 - Present).

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) held with Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) during the Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships held by Trustee
Trustee who is an “Interested Person”:

John G. Turner(4) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 67	Trustee	March 2001 - Present	Retired.	174	Hormel Foods Corporation (March 2000 - Present); and Conseco, Inc. (September 2003 - Present).

(1)	Trustees serve until their successors are duly elected and qualified, subject to the Board’s retirement policy.
(2)	Valuation, Proxy and Brokerage Committee member.
(3)	Audit Committee member.
(4)

Mr. Turner is an “interested person,” as defined under the 1940 Act, because of his affiliation with ING Groep, the parent corporation of the Investment Adviser, ING Investments, LLC and the Distributor, ING Funds Distributor, LLC.

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) during the Past Five Years
Officers:

Shaun P. Mathews 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 51	President and Chief Executive Officer	November 2006 - Present	President and Chief Executive Officer, ING Investments, LLC and ING Funds Services, LLC (December 2006 - Present); and Head of ING USFS Mutual Funds and Investment Products (October 2004 - Present). Formerly, CMO, ING USFS (April 2002 - October 2004); and Head of Rollover/Payout (October 2001 - December 2003).

Michael J. Roland 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 48	Executive Vice President	February 2002 - Present	Head of Mutual Fund Platform (February 2007 - Present); and Executive Vice President, ING Investments, LLC and ING Funds Services, LLC (December 2001 - Present). Formerly, Head of Product Management (January 2005 - January 2007); Chief Compliance Officer, ING Investments, LLC and Directed Services, LLC (October 2004 - December 2005); and Chief Financial Officer and Treasurer, ING Investments, LLC (December 2001 - March 2005).

Stanley D. Vyner 230 Park Ave. New York, New York 10169 Age: 56	Executive Vice President	October 2000 - Present	Executive Vice President, ING Investments, LLC (July 2000 - Present); and Chief Investment Risk Officer, ING Investments, LLC (January 2003 - Present). Formerly, Chief Investment Officer of International Investments (August 2000 - January 2003).

Joseph M. O’Donnell 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 52	Chief Compliance Officer and Executive Vice President	November 2004 - Present March 2006 - Present	Chief Compliance Officer of the ING Funds (November 2004 - Present), ING Investments, LLC and Directed Services, LLC (March 2006 - Present); and Executive Vice President of the ING Funds (March 2006 - Present). Formerly, Chief Compliance Officer of ING Life Insurance and Annuity Company (March 2006 - December 2006); Vice President, Chief Legal Counsel, Chief Compliance Officer and Secretary of Atlas Securities, Inc., Atlas Advisers, Inc. and Atlas Funds (October 2001 - October 2004).

Robert S. Naka 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 43	Executive Vice President and Chief Operating Officer Assistant Secretary	March 2006 - Present October 2000 - Present	Executive Vice President and Chief Operating Officer, ING Funds Services, LLC and ING Investments, LLC (March 2006 - Present); and Assistant Secretary, ING Funds Services, LLC (October 2001 - Present). Formerly, Senior Vice President, ING Investments, LLC (August 1999 - March 2006).

Todd Modic 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 39	Senior Vice President, Chief, Principal Financial Officer and Assistant Secretary	March 2005 - Present	Senior Vice President, ING Funds Services, LLC (April 2005 - Present). Formerly, Vice President, ING Funds Services, LLC (September 2002 - March 2005); and Director of Financial Reporting, ING Investments, LLC (March 2001 - September 2002).

Kimberly A. Anderson 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 42	Senior Vice President	November 2003 - Present	Senior Vice President, ING Investments, LLC (October 2003 - Present). Formerly, Vice President and Assistant Secretary, ING Investments, LLC (January 2001 - October 2003).

Ernest J. C’DeBaca 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 37	Senior Vice President	May 2006 - Present	Senior Vice President, ING Investments, LLC (December 2006 - Present); and ING Funds Services, LLC (April 2006 - Present). Formerly, Counsel, ING Americas, U.S. Legal Services (January 2004 - March 2006); and Attorney-Adviser, U.S. Securities and Exchange Commission (May 2001 - December 2003).

Robert Terris 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 36	Senior Vice President	May 2006 - Present	Senior Vice President, Head of Division Operations, ING Funds (May 2006 - Present); and Vice President, Head of Division Operations, ING Funds Services, LLC (March 2006 - Present). Formerly, Vice President of Administration, ING Funds Services, LLC (October 2001 - March 2006).

Robyn L. Ichilov 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 39	Vice President Treasurer	October 2000 - Present March 2001 - Present	Vice President and Treasurer, ING Funds Services, LLC (October 2001 - Present) and ING Investments, LLC (August 1997 - Present).

Lauren D. Bensinger 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 53	Vice President	February 2003 - Present	Vice President and Chief Compliance Officer, ING Funds Distributor, LLC (July 1995 - Present); and Vice President (February 1996 - Present); and Director of Compliance, ING Investments, LLC (October 2004 - Present). Formerly, Chief Compliance Officer, ING Investments, LLC (October 2001 - October 2004).

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) during the Past Five Years

Maria M. Anderson 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 48	Vice President	September 2004 - Present	Vice President, ING Funds Services, LLC (September 2004 - Present). Formerly, Assistant Vice President, ING Funds Services, LLC (October 2001 - September 2004); and Manager of Fund Accounting and Fund Compliance, ING Investments, LLC (September 1999 - October 2001).

Denise Lewis 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 43	Vice President	January 2007 - Present	Vice President, ING Funds Services, LLC (December 2006 - Present). Formerly, Senior Vice President, UMB Investment Services Group, LLC (November 2003 - December 2006); and Vice President, Wells Fargo Funds Management, LLC (December 2000 - August 2003).

Kimberly K. Palmer 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 49	Vice President	March 2006 - Present	Vice President, ING Funds Services, LLC (March 2006 - Present). Formerly, Assistant Vice President, ING Funds Services, LLC (August 2004 - March 2006); Manager, Registration Statements, ING Funds Services, LLC (May 2003 - August 2004); Associate Partner, AMVESCAP PLC (October 2000 - May 2003); and Director of Federal Filings and Blue Sky Filings, INVESCO Funds Group, Inc. (March 1994 - May 2003).

Susan P. Kinens 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 30	Assistant Vice President	February 2003 - Present	Assistant Vice President, ING Funds Services, LLC (December 2002- Present); and has held various other positions with ING Funds Services, LLC for more than the last five years.

Huey P. Falgout, Jr. 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 43	Secretary	August 2003 - Present	Chief Counsel, ING Americas, U.S. Legal Services (September 2003 - Present). Formerly, Counsel, ING Americas, U.S. Legal Services (November 2002 - September 2003); and Associate General Counsel of AIG American General (January 1999 - November 2002).

Theresa K. Kelety 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 44	Assistant Secretary	August 2003 - Present	Counsel, ING Americas, U.S. Legal Services (April 2003 - Present). Formerly, Senior Associate with Shearman & Sterling (February 2000 - April 2003).

(1)	The officers hold office until the next annual meeting of the Trustees and until their successors have been elected and qualified.

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED)

BOARD CONSIDERATION AND RE-APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY CONTRACTS

Section 15(c) of the 1940 Act provides that, after an initial period, the Funds’ existing investment advisory and sub-advisory contracts remain in effect only if the Board of Trustees (the “Board”) of ING Funds Trust (the “Trust”), including a majority of the Trustees who have no direct or indirect interest in the advisory and sub-advisory contracts, and who are not “interested persons” of the Funds, as such term is defined under the 1940 Act (the “Independent Trustees”), annually review and renew them. In this regard, at a meeting held on November 9, 2006 the Board, including a majority of the Independent Trustees, considered whether to renew the investment advisory contracts (“Advisory Contracts”) between ING Investments, LLC (the “Adviser”) and the Funds and the sub-advisory contracts (“Sub-Advisory Contracts”) with ING Investment Management Co., the sub-adviser to each Fund (“ING IM” or the “Sub-Adviser”).

The Independent Trustees also held separate meetings on October 12, 2006 and November 7, 2006 to consider renewals of the Advisory Contracts and Sub-Advisory Contracts. Thus, references herein to factors considered and determinations made by the Independent Trustees include, as applicable, factors considered and determinations made on those earlier dates.

At the November 9, 2006 meeting, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Funds. In reaching these decisions, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual review process. The Board’s determination took into account a number of factors that its members believed, in light of the legal advice furnished to them by Kirkpatrick & Lockhart Preston Gates Ellis LLP (“K&L Gates”), their independent legal counsel, and their own business judgment, to be relevant. Further, while the Advisory Contracts and Sub-Advisory Contracts for all the Funds were considered at the same Board meeting, the Trustees considered each Fund’s advisory and sub-advisory relationships separately.

Provided below is an overview of the Board’s contract approval process in general, as well as a discussion of certain of the specific factors the Board considered at the November 9, 2006 meeting. While the Board gave its attention to the information furnished, at its request, that was most relevant to its consideration, discussed below are a number of the primary factors relevant to the Board’s consideration as to whether to renew the Advisory and Sub-Advisory Contracts for the one-year period ending November 30, 2007. Each Trustee may have accorded different weight to the various factors in reaching his or her conclusions with respect to the Funds’ advisory and sub-advisory arrangements.

Overview of the Contract Renewal and Approval Process

In 2003, the Independent Trustees determined to undertake steps to further enhance the process under which the Board determines whether to renew existing advisory and sub-advisory arrangements for the funds in the ING Funds complex, including the Trust’s existing Advisory and Sub-Advisory Contracts, and to approve new advisory and sub-advisory arrangements. Among these measures, the Board: retained the services of an independent consultant with experience in the mutual fund industry to assist the Independent Trustees in working with the personnel employed by the Adviser or its affiliates who administer the Funds (“Management”) to identify the types of information presented to the Board to inform its deliberations with respect to advisory and sub-advisory relationships; established the format in which the information requested by the Board is provided to the Board; and determined the process for reviewing such information in connection with the Advisory and Sub-Advisory Contract renewal process. The end result was the implementation of the current process relied upon by the Board to review and analyze information in connection with the annual renewal of the Funds’ Advisory and Sub-Advisory Contracts, as well as its review and approval of new advisory relationships.

Since the foregoing approval and renewal process was implemented, the Board regularly has reviewed and refined the process. In addition, the Board established a Contracts Committee and two Investment Review Committees, including the International/Balanced/Fixed Income Funds Investment Review Committee (the “I/B/F IRC”). The type and format of the information provided to the Board or its counsel to inform its approval and annual review and renewal process has been codified in the Funds’ “15(c) Methodology Guide” (the “Methodology Guide”). The Methodology Guide was developed under the direction of the Independent Trustees, and sets out a written blueprint under which the Independent Trustees request certain information necessary to facilitate a thorough and

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

informed review in connection with the annual Advisory and Sub-Advisory Contract renewal process. Management provides Fund-specific information to the Independent Trustees based on the Methodology Guide through “Fund Analysis and Comparison Tables” or “FACT” sheets prior to the Independent Trustees’ review of Advisory and Sub-Advisory Contracts. In 2005, the Independent Trustees retained an independent firm to verify and test the accuracy of certain of this information for a representative sample of funds in the ING Funds complex. The Independent Trustees have determined to conduct such testing periodically.

As part of a regular on-going process, the Board’s Contracts Committee recommends or considers recommendations from Management for refinements and other changes to the Methodology Guide and other aspects of the review process, and the I/B/F IRC reviews benchmarks used to assess the performance of each Fund. The I/B/F IRC also meets regularly with the Adviser and periodically with ING IM. The I/B/F IRC may apply a heightened level of scrutiny in cases where performance has lagged a Fund’s relevant benchmark and/or peer group of investment companies.

The Board employed its process for reviewing contracts when considering the renewals of the Advisory and Sub-Advisory Contracts that would be effective through November 30, 2007. A number of the Board’s primary considerations and conclusions resulting from this process are discussed below.

Nature, Extent and Quality of Service

In determining whether to approve the Advisory Contracts and Sub-Advisory Contracts for the Funds for the year ending November 30, 2007, the Independent Trustees received and evaluated such information as they deemed necessary regarding the nature, extent and quality of services provided to the Funds by the Adviser and Sub-Adviser. This included information regarding the Adviser and ING IM provided throughout the year at regular Board meetings, as well as information furnished for the November 9, 2006 Board meeting, which was held specifically to consider contracts renewals for the period ending November 30, 2007. In addition, the Board’s Independent Trustees also held meetings on October 12 and November 7, prior to the November 9, 2006 meeting of the full Board, to consider the annual renewal of the Advisory and Sub-Advisory Contracts.

The materials requested by and provided to the Board and/or to K&L Gates prior to the November 2006 Board meeting included the following items: (1) FACT sheets for each Fund that provided information about the performance and expenses of the Fund and other similarly managed funds in a selected peer group (“Selected Peer Group”), as well as information about the Fund’s investment portfolio, objectives and strategies; (2) the Methodology Guide, which describes how the FACT sheets were prepared, including the manner in which benchmarks and Selected Peer Groups were selected and how profitability was determined; (3) responses from the Adviser and Sub-Adviser to a detailed series of questions posed by K&L Gates; (4) copies of each form of Advisory Contract and Sub-Advisory Contract; (5) copies of the Forms ADV for the Adviser and ING IM; (6) financial statements for the Adviser and ING IM; (7) drafts of narrative summaries addressing key factors the Board customarily considers in evaluating the renewals of Advisory Contracts and Sub-Advisory Contracts, including a written analysis for each Fund of how performance and fees compare to its Selected Peer Group and/or designated benchmarks; and (8) other information relevant to the Board’s evaluations.

For each Fund, except ING Institutional Prime Money Market Fund, its Class A shares were used for purposes of certain comparisons to the funds in its Selected Peer Group. Class A shares were selected, as general matter, so that the Fund class with the longest performance history was compared to the analogous class of shares for each fund in the Selected Peer Group. ING Institutional Prime Money Market Fund has only one class of shares available, and this class was used for purposes of comparison to the funds in its Selected Peer Group. The mutual funds chosen for inclusion in a Fund’s Selected Peer Group were selected based upon criteria designed to mirror the Fund class being compared to the Selected Peer Group.

In arriving at its conclusions with respect to the Advisory Contracts, the Board was mindful of the “manager-of-managers” platform of the ING Funds. The Board also noted the resources that the Adviser has committed to the Board and the I/B/F IRC to assist the Board and members of the I/B/F IRC with their assessment of the investment performance of the Funds on an ongoing basis throughout the year. This includes the appointment of a Chief Investment Risk Officer and his staff, who report directly to the Board and who have developed attribution analyses and other metrics used by the I/B/F IRC to analyze the key factors underlying investment performance for the Funds.

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

The Board also noted the techniques used by the Adviser to monitor the performance of ING IM and took note of the pro-active approach that the Adviser, working in cooperation with the I/B/F IRC, has taken to advocate or recommend, when it believed appropriate, changes intended to assist in improving the performance of the Funds.

In considering the Funds’ Advisory Contracts, the Board also considered the extent of benefits provided to the Funds’ shareholders, beyond advisory services, from being part of the ING family of Funds. This includes, in most cases, the right to exchange or transfer investments, without a sales charge, between the same class of shares of such Funds or among Funds available on a product platform, and the wide variety in the types of Funds available for exchange or transfer.

The Board also took into account the Adviser’s extensive efforts in recent years to reduce the expenses of the ING Funds through re-negotiated arrangements with the ING Funds’ service providers. Further, the Board received periodic reports showing that the investment policies and restrictions for each Fund were consistently complied with and other periodic reports covering matters such as compliance by Adviser and Sub-Adviser personnel with codes of ethics. The Board considered reports from the Funds’ Chief Compliance Officer (“CCO”) evaluating the regulatory compliance systems of the Adviser and the Sub-Adviser and procedures reasonably designed by them to assure compliance with the federal securities laws, including those related to late trading and market timing, best execution, fair value pricing, proxy voting procedures, and trade allocation, among others. The Board considered the implementation by the Adviser and ING IM of enhanced compliance policies and procedures in response to SEC rule changes and other regulatory initiatives. The Board also took into account the CCO’s annual and periodic reports with respect to service provider compliance and his recommendations regarding service providers’ compliance programs. In this regard, the Board also considered the policies and procedures developed by the CCO in consultation with the Board’s Compliance Committee that guide the CCO’s compliance oversight function.

The Board reviewed the level of staffing, quality and experience of each Fund’s portfolio management team. The Board took into account the respective resources and reputations of the Adviser and the Sub-Adviser, and evaluated the ability of the Adviser and ING IM to attract and retain qualified investment advisory personnel. The Board also considered the adequacy of the resources committed to the Funds (and other relevant funds in the ING Funds complex) by the Adviser and ING IM, and whether those resources are commensurate with the needs of the Funds and are appropriate to attempt to sustain expected levels of performance, compliance, and other needs.

Based on their deliberations and the materials presented to them, the Board concluded that the advisory and related services provided by the Adviser and Sub-Adviser are appropriate in light of the Funds’ operations, the competitive landscape of the investment company business, and investor needs, and that the nature and quality of the overall services provided by the Adviser and Sub-Adviser were appropriate.

Fund Performance

In assessing advisory and sub-advisory relationships, the Board placed emphasis on the investment performance of each Fund, taking into account the importance of such performance to Fund shareholders. While the Board considered the performance reports and discussions with portfolio managers at Board and Committee meetings during the year, particular attention in assessing performance was given to the Fund FACT sheets furnished in advance of the November meeting of the Independent Trustees. The FACT sheet prepared for each Fund included its investment performance compared to the Morningstar category median, Lipper category median, Selected Peer Group and Fund’s primary benchmark. The Board’s findings specific to each Fund’s performance are discussed under “Fund-by-Fund Analysis,” below.

Economies of Scale

In considering the reasonableness of advisory fees, the Board also considered whether economies of scale will be realized by the Adviser as a Fund grows larger and the extent to which this is reflected in the level of management fee rates charged. In the case of sub-advisory fees, the Board considered that breakpoints would inure to the benefit of the Adviser, except to the extent that these savings are passed through in the form of breakpoints on advisory fees that resulted in savings to the Funds. For a Fund that did not have breakpoint discounts on advisory fees, but did benefit from waivers to or reimbursements of advisory or other fees, the Board also considered the extent to which economies of scale could effectively be realized through such waivers, reimbursements, or expense reductions.

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

In evaluating economies of scale, the Independent Trustees considered a Management report presented to them and also considered an evaluation and analysis presented to them on November 8, 2006 by an independent consultant regarding fee breakpoint arrangements.

Information about Services to Other Clients

The Board requested, and if received considered, information about the nature of services and fee rates offered by the Adviser and the Sub-Adviser to other clients, including other registered investment companies and institutional accounts. When rates offered to other clients differed materially from those charged to the Funds, the Board considered the underlying rationale provided by the Adviser and/or the Sub-Adviser for these differences. The Board also noted that the fee rates charged to the Funds and similar institutional clients may differ materially due to the different services and additional regulatory overlay associated with registered investment companies, such as the Funds.

Fee Rates and Profitability

The Board reviewed and considered each contractual investment advisory fee rate, combined with the administrative fee rate, payable by each Fund to the Adviser. The Board also considered the contractual sub-advisory fee rates payable by the Adviser to ING IM for sub-advisory services. In addition, the Board reviewed and took into account existing and proposed fee waivers and expense limitations applicable to the fees payable by the Funds.

The Board considered the fee structures of the Funds as they relate to the services provided under the Contracts, and the potential fall-out benefits to the Adviser and Sub-Adviser, and their respective affiliates, from their association with the Funds. For each Fund, the Board determined that the fees payable to the Adviser and Sub-Adviser are reasonable for the services that each performs, which were considered in light of the nature and quality of the services that each has performed and is expected to perform through the year ending November 30, 2007.

For each Fund, the Board considered information on revenues, costs and profits realized by the Adviser, which was prepared by Management in accordance with the allocation methodology (including assumptions) specified in the Methodology Guide. In analyzing the profitability of the Adviser in connection with its services to a Fund, the Board took into account the sub-advisory fee rate payable by the Adviser to ING IM with respect to that Fund. The Board also considered information that it requested and was provided by Management with respect to the profitability of service providers affiliated with the Adviser, as well as information provided by ING IM with respect to its profitability.

The Board determined that it had requested and received sufficient information to gain a reasonable understanding regarding the Adviser’s and ING IM’s profitability. The Board also recognized that profitability analysis is not an exact science and there is no uniform methodology for determining profitability for this purpose. In this context, the Board realized that Management’s calculations regarding its costs incurred in establishing the infrastructure necessary for the Funds’ operations may not be fully reflected in the expenses allocated to each Fund in determining profitability, and that the information presented may not portray all of the costs borne by Management nor capture Management’s entrepreneurial risk associated with offering and managing a mutual fund complex in today’s regulatory environment.

In their review of advisory fee rates, the Independent Trustees have, from time to time, requested the Adviser, and the Adviser has agreed, to implement remedial actions for certain Funds. These remedial actions have included, among others: reductions in management fee rates; the addition of further breakpoints to fee schedules; reductions in 12b-1 fees payable by a Fund; and enhancements to the resources available to the Sub-Adviser when managing a Fund. The Independent Trustees have requested these adjustments primarily on the basis of: (a) a Fund’s performance, as compared to its Selected Peer Group; (b) the performance of a Fund, as compared to its benchmarks; or (c) a Fund’s expenses in relation to its Selected Peer Group.

Based on the information on revenues, costs, and profitability considered by the Board, after considering the factors described in this section, as well as any remedial actions requested by the Independent Trustees and agreed to by the Adviser, the Board concluded that the profits, if any, realized by the Adviser and ING IM were not excessive.

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

Fund-by-Fund Analysis

The following paragraphs outline certain of the specific factors that the Board considered, and the conclusions reached, at its November 2006 meeting in relation to renewing each Fund’s current Advisory Contract and its Sub-Advisory Contract for the year ending November 30, 2007. These specific factors are in addition to those considerations discussed above. In each case, the Fund’s performance was compared to its Morningstar category median and its primary benchmark, a broad-based securities market index that appears in the Fund’s prospectus. Each Fund’s management fee and expense ratio were compared to the fees and expense ratios of the funds in its Selected Peer Group.

ING Classic Money Market Fund

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Classic Money Market Fund, the Board considered that, based on performance data for the periods ended June 30, 2006: (1) the Fund outperformed its Lipper category median and primary benchmark for all periods presented; and (2) under rankings available by Lipper, the Fund ranked in the second quintile for all periods presented.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for ING Classic Money Market Fund, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with level fees that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of ING Classic Money Market Fund, as compared to its Selected Peer Group, including that: (a) the management fee for the Fund is below the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Fund is below the median and the average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Fund’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Fund for the year ending November 30, 2007. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING GNMA Income Fund

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING GNMA Income Fund, the Board considered that, based on performance data for the periods ended June 30, 2006: (1) the Fund outperformed its Morningstar category median for all periods presented, but underperformed for the most recent calendar quarter; (2) the Fund underperformed its primary benchmark for all periods presented; and (3) the Fund is ranked in the first (highest) quintile of its Morningstar category for the one- and ten-year periods, the second quintile of its Morningstar category for the year-to-date, three- and five-year periods and the fourth quintile for the most recent calendar quarter.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Fund, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a breakpoint fee schedule where the asset level necessary to achieve a breakpoint discount had not been reached by the Fund; (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Fund, as compared to its Selected Peer Group, including that: (a) the management fee (inclusive of the advisory fee and a 0.10% administration fee) for the Fund is above the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Fund is above the median and the average expense ratios of the funds in its Selected Peer Group.

In analyzing this fee data, the Board took into consideration Management’s modification of the Fund’s management fee breakpoint schedule, which resulted in a lower management fee schedule for the Fund. The Board also took into account that, as a result of this change, the Fund’s expense limits were lowered.

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Fund’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Fund for the year ending November 30, 2007. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING High Yield Bond Fund

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING High Yield Bond Fund, the Board considered that, based on performance data for the periods ended June 30, 2006: (1) the Fund underperformed its Morningstar category median for all periods presented; (2) the Fund underperformed its primary benchmark for all of the periods presented; and (3) the Fund is ranked in the third quintile of its Morningstar category for the most recent calendar quarter, in the fourth quintile of its Morningstar category for the year-to-date, one- and five-year periods, and in the fifth (lowest) quintile of its Morningstar category for the three-year period.

In analyzing this performance data, the Board took into account: (1) Management’s analysis regarding the measures implemented by the Sub-Adviser to address the Fund’s underperformance; and (2) that Management would continue to monitor, and the Board or the I/B/F IRC would periodically review, the Fund’s investment performance.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for ING High Yield Bond Fund, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a breakpoint fee schedule where the asset level necessary to achieve a breakpoint discount had not been reached by the Fund; (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Fund, as compared to its Selected Peer Group, including that: (a) the management fee (inclusive of 0.10% administration fee) for the Fund is below the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Fund is below the median and the average expense ratios of the funds in its Selected Peer Group.

In analyzing this fee data, the Board took into consideration Management’s modification of the Fund’s management fee breakpoint schedule, which resulted in a lower management fee schedule for the Fund. The Board also took into account that, as a result of this change, the Fund’s expense limits were lowered.

After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s expense ratio is reasonable in the context of all factors considered by the Board; (3) it is reasonable to permit the Sub-Adviser to continue to manage the Fund in order to assess whether performance improves as a result of the changes implemented by the Sub-Adviser; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Fund for the year ending November 30, 2007. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Institutional Prime Money Market Fund

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Institutional Prime Money Market Fund, the Board considered that, based on performance data for the periods ended June 30, 2006: (1) the Fund outperformed its Lipper category median and primary benchmark for all periods presented; and (2) under rankings available by Lipper, the Fund is ranked in the first (highest) quintile for the all periods presented.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for ING Institutional Prime Money Market Fund, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with level fees that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Fund, as compared to its Selected Peer

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

Group, including that: (a) the management fee for the Fund is below the median and the average management fees of the portfolios in its Selected Peer Group; and (b) the expense ratio for the Fund is below the median and average expense ratios of the portfolios in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board; and (4) the Fund’s performance is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Fund for the year ending November 30, 2007. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Intermediate Bond Fund

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Intermediate Bond Fund, the Board considered that, based on performance data for the periods ended June 30, 2006: (1) the Fund outperformed its Morningstar category median for all periods presented; (2) the Fund outperformed its primary benchmark for all periods presented, except it underperformed for the most recent calendar quarter; and (3) the Fund is ranked in the first (highest) quintile of its Morningstar category for the five-year period, in the second quintile of its Morningstar category for the most recent calendar quarter, one- and three-year periods and in the third quintile of its Morningstar category for the year-to-date period.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Fund, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory contract with level fees that does not include breakpoints; (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Fund, as compared to its Selected Peer Group, including that: (a) the management fee (inclusive of the advisory fee and a 0.10% administration fee) for the Fund is below the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Fund is below the median and the average expense ratios of the funds in its Selected Peer Group.

In analyzing this fee data, the Board took into consideration Management’s modification of the Fund’s management fee breakpoint schedule, which resulted in a lower, flat fee rate for the Fund. The Board also took into account that, as a result of this change, the Fund’s expense limits were lowered.

After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Fund’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Fund for the year ending November 30, 2007. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING National Tax-Exempt Bond Fund

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING National Tax-Exempt Bond Fund, the Board considered that, based on performance data for the periods ended June 30, 2006: (1) the Fund outperformed its Morningstar category median for the three- and five-year periods, but underperformed for the most recent calendar quarter, year-to-date, and one-year periods; (2) the Fund underperformed its primary benchmark for all periods presented; and (3) the Fund is ranked in the second quintile of its Morningstar category for the five-year period, in the third quintile of its Morningstar category for the three-year period, in the fourth quintile of its Morningstar category for the year-to-date and one-year periods, and in the fifth (lowest) quintile of its Morningstar category for the most recent calendar quarter.

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

In analyzing this performance data, the Board took into consideration: (1) Management’s analysis regarding the Sub-Adviser’s rationale for underperformance during more recent periods, including its discussion regarding the negative effect on year-to-date and one-year performance from overweighting long-term bonds and underweighting lower-quality securities; and (2) Management’s representations that the Sub-Adviser’s longer-term performance was reasonable.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for ING National Tax-Exempt Bond Fund, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with level fees that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of ING National Tax-Exempt Bond Fund, as compared to its Selected Peer Group, including that: (a) the management fee (inclusive of the advisory fee and a 0.10% administration fee) for the Fund is below the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Fund is below the median and the average expense ratios of the funds in its Selected Peer Group.

In analyzing this fee data, the Board took into consideration Management’s modification of the Fund’s management fee breakpoint schedule, which resulted in a lower, flat fee rate for the Fund. The Board also took into account that, as a result of this change, the Fund’s expense limits were lowered.

After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Fund’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Fund for the year ending November 30, 2007. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Funds Distributor, LLC offers the funds listed below. Before investing in a fund, shareholders should carefully review the fund’s prospectus. Investors may obtain a copy of a prospectus of any ING Fund by calling (800) 992-0180 or by going to www.ingfunds.com.

Domestic Equity and Income Funds

ING Balanced Fund

ING Growth and Income Fund

ING Real Estate Fund

Domestic Equity Growth Funds

ING 130/30 Fundamental Research Fund

ING Disciplined LargeCap Fund

ING Fundamental Research Fund

ING Growth Fund

ING LargeCap Growth Fund

ING MidCap Opportunities Fund

ING Opportunistic LargeCap Fund

ING Small Company Fund

ING SmallCap Opportunities Fund

Domestic Equity Index Funds

ING Index Plus LargeCap Fund

ING Index Plus MidCap Fund

ING Index Plus SmallCap Fund

Domestic Equity Value Funds

ING Financial Services Fund

ING LargeCap Value Fund

ING MagnaCap Fund

ING MidCap Value Fund

ING SmallCap Value Fund

ING SmallCap Value Choice Fund

ING Value Choice Fund

Fixed-lncome Funds

ING GNMA lncome Fund

ING High Yield Bond Fund

ING Intermediate Bond Fund

ING National Tax-Exempt Bond Fund

Global Equity Funds

ING Global Equity Dividend Fund

ING Global Natural Resources Fund

ING Global Real Estate Fund

ING Global Science and Technology Fund

ING Global Value Choice Fund

International Equity Funds

ING Disciplined International SmallCap Fund

ING Emerging Countries Fund

ING Foreign Fund

ING Greater China Fund

ING Index Plus International Equity Fund

ING International Capital Appreciation Fund

ING International Equity Fund

ING International Growth Opportunities Fund

ING International Real Estate

ING International SmallCap Fund

ING International Value Fund

ING International Value Choice Fund

ING Russia Fund

Global and International Fixed-Income Funds

ING Emerging Markets Fixed Income Fund

ING Global Bond Fund

International Fund-of-Funds

ING Diversified International Fund

Loan Participation Fund

ING Senior lncome Fund

Money Market Funds*

ING Money Market Fund

ING Classic Money Market Fund

Strategic Allocation Funds

ING Strategic Allocation Conservative Fund

ING Strategic Allocation Growth Fund

ING Strategic Allocation Moderate Fund

*	An investment in the funds are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the funds.

Investment Adviser

ING Investments, LLC

7337 East Doubletree Ranch Road

Scottsdale, Arizona 85258

Administrator

ING Funds Services, LLC

7337 East Doubletree Ranch Road

Scottsdale, Arizona 85258

Distributor

ING Funds Distributor, LLC

7337 East Doubletree Ranch Road

Scottsdale, Arizona 85258

Transfer Agent

DST Systems, Inc.

330 West 9th Street

Kansas City, Missouri 64105

Independent Registered Public Accounting Firm

KPMG LLP

99 High Street

Boston, Massachusetts 02110

Custodian

The Bank of New York

One Wall Street

New York, New York 10286

Legal Counsel

Dechert

1775 I Street, N.W.

Washington, D.C. 20006

For more complete information, or to obtain a prospectus on any ING fund, please call your Investment Professional or ING Funds Distributor, LLC at (800) 992-0180 or log on to www.ingfunds.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund.

PRAR-UFIABCIOQR            (0307-053007)

Item 2. Code of Ethics.

As of the end of the period covered by this report, Registrant had adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to the Registrant’s principal executive officer and principal financial officer. There were no amendments to the Code during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code during the period covered by this report. The code of ethics is filed herewith pursuant to Item 10(a)(1), Exhibit 99.CODE ETH.

Item 3. Audit Committee Financial Expert.

The Board of Trustees has determined that Patrick W. Kenny is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Kenny is “independent” for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees: The aggregate fees billed for each of the last two fiscal years for professional services rendered by KPMG LLP (“KPMG”), the principal accountant for the audit of the registrant’s annual financial statements, for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $104,000 for year ended March 31, 2007 and $83,750 for year ended March 31, 2006.

(b)	Audit-Related Fees: The aggregate fees billed in the last fiscal year for assurance and related services by KPMG that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $88,288 for the year ended March 31, 2007 and $9,500 for year ended March 31, 2006.

(c)	Tax Fees: The aggregate fees billed in each of the last two fiscal years for professional services rendered by KPMG for tax compliance, tax advice, and tax planning were $12,060 in the year ended March 31, 2007 and $18,030 in the year ended March 31, 2006. Such services included review of excise distribution calculations (if applicable), preparation of the Funds’ federal, state and excise tax returns, tax services related to mergers and routine consulting.

(d)	All Other Fees: The aggregate fees billed in each of the last two fiscal years for products and services provided by KPMG, other than the services reported in paragraphs (a) through (c) of this Item.

None.

(e) (1)	Audit Committee Pre-Approval Policies and Procedures

AUDIT AND NON-AUDIT SERVICES
PRE-APPROVAL POLICY

I. Statement of Principles

Under the Sarbanes-Oxley Act of 2002 (the “Act”), the Audit Committee of the Board of Directors or Trustees (the “Committee”) of the ING Funds (each a “Fund,” collectively, the “Funds”) set out on Exhibit A to this Audit and Non-Audit Services Pre-Approval Policy (“Policy”) is responsible for the oversight of the work of the Funds’ independent auditors. As part of its responsibilities, the Committee must pre-approve the audit and non-audit services performed by the auditors in order to assure that the provision of these services does not impair the auditors’ independence from the Funds. The Committee has adopted, and the Board has ratified, this Policy, which sets out the procedures and conditions under which the services of the independent auditors may be pre-approved.

Under Securities and Exchange Commission (“SEC”) rules promulgated in accordance with the Act, the Funds may establish two different approaches to pre-approving audit and non-audit services. The Committee may approve services without consideration of specific case-by-case services (“general pre-approval”) or it may pre-approve specific services (“specific pre-approval”). The Committee believes that the combination of these approaches contemplated in this Policy results in an effective and efficient method for pre-approving audit and non-audit services to be performed by the Funds’ independent auditors. Under this Policy, services that are not of a type that may receive general pre-approval require specific pre-approval by the Committee. Any proposed services that exceed pre-approved cost levels or budgeted amounts will also require the Committee’s specific pre-approval.

For both types of approval, the Committee considers whether the subject services are consistent with the SEC’s rules on auditor independence and that such services are compatible with maintaining the auditors independence. The Committee also considers whether a particular audit firm is in the best position to provide effective and efficient services to the Funds. Reasons that the auditors are in the best position include the auditors’ familiarity with the Funds’ business, personnel, culture, accounting systems, risk profile, and other factors, and whether the services will enhance the Funds’ ability to manage and control risk or improve audit quality. Such factors will be considered as a whole, with no one factor being determinative.

The appendices attached to this Policy describe the audit, audit-related, tax-related, and other services that have the Committee’s general pre-approval. For any service that has been approved through general pre-approval, the general pre-approval will remain in place for a period 12 months from the date of pre-approval, unless the Committee determines that a different period is appropriate. The Committee will annually review and pre-approve the services that may be provided by the independent auditors without specific pre-approval. The Committee will revise the list of services subject to general pre-approval as appropriate. This Policy does not serve as a delegation to Fund management of the Committee’s duty to pre-approve services performed by the Funds’ independent auditors.

II. Audit Services

The annual audit services engagement terms and fees are subject to the Committee’s specific pre-approval. Audit services are those services that are normally provided by auditors in connection with statutory and regulatory filings or engagements or those that generally only independent auditors can reasonably provide. They include the Funds’ annual financial statement audit and procedures that the independent auditors must perform in order to form an opinion on the Funds’ financial statements (e.g., information systems and procedural reviews and testing). The Committee will monitor the audit services engagement and approve any changes in terms, conditions or fees deemed by the Committee to be necessary or appropriate.

The Committee may grant general pre-approval to other audit services, such as statutory audits and services associated with SEC registration statements, periodic reports and other documents filed with the SEC or issued in connection with securities offerings.

The Committee has pre-approved the audit services listed on Appendix A. The Committee must specifically approve all audit services not listed on Appendix A.

III. Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or the review of the Funds’ financial statements or are traditionally performed by the independent auditors. The Committee believes that the provision of audit-related services will not impair the independent auditors’ independence, and therefore may grant pre-approval to audit-related services. Audit-related services include accounting consultations related to accounting, financial reporting or disclosure matters not classified as “audit services;” assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures relating to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Form N-SAR or Form N-CSR.

The Committee has pre-approved the audit-related services listed on Appendix B. The Committee must specifically approve all audit-related services not listed on Appendix B.

IV. Tax Services

The Committee believes the independent auditors can provide tax services to the Funds, including tax compliance, tax planning, and tax advice, without compromising the auditors’ independence. Therefore, the Committee may grant general pre-approval with respect to tax services historically provided by the Funds’ independent auditors that do not, in the Committee’s view, impair auditor independence and that are consistent with the SEC’s rules on auditor independence.

The Committee will not grant pre-approval if the independent auditors initially recommends a transaction the sole business purpose of which is tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Committee may consult outside counsel to determine that tax planning and reporting positions are consistent with this Policy.

The Committee has pre-approved the tax-related services listed on Appendix C. The Committee must specifically approve all tax-related services not listed on Appendix C.

V. Other Services

The Committee believes it may grant approval of non-audit services that are permissible services for independent auditors to a Fund. The Committee has determined to grant general pre-approval to other services that it believes are routine and recurring, do not impair auditor independence, and are consistent with SEC rules on auditor independence.

The Committee has pre-approved the non-audit services listed on Appendix D. The Committee must specifically approve all non-audit services not listed on Appendix D.

A list of the SEC’s prohibited non-audit services is attached to this Policy as Appendix E. The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of these impermissible services and the applicability of exceptions to certain of the SEC’s prohibitions.

VI. Pre-approval of Fee levels and Budgeted Amounts

The Committee will annually establish pre-approval fee levels or budgeted amounts for audit, audit-related, tax and non-audit services to be provided to the Funds by the independent auditors. Any proposed services exceeding these levels or amounts require the Committee’s specific pre-approval. The Committee considers fees for audit and non-audit services when deciding whether to pre-approve services. The Committee may determine, for a pre-approval period of 12 months, the appropriate ratio between the total amount of fees for the Fund’s audit, audit-related, and tax services (including fees for services provided to Fund affiliates that are subject to pre-approval), and the total amount of fees for certain permissible non-audit services for the Fund classified as other services (including any such services provided to Fund affiliates that are subject to pre-approval).

VII. Procedures

Requests or applications for services to be provided by the independent auditors will be submitted to management. If management determines that the services do not fall within those services generally pre-approved by the Committee and set out in the appendices to these procedures, management will submit the services to the Committee or its delagee. Any such submission will include a detailed description of the services to be rendered. Notwithstanding this paragraph, the Committee will, on a quarterly basis, receive from the independent auditors a list of services provided for the previous calendar quarter on a cumulative basis by the auditors during the Pre-Approval Period.

VIII. Delegation

The Committee may delegate pre-approval authority to one or more of the Committee’s members. Any member or members to whom such pre-approval authority is delegated must report any pre-approval decisions, including any pre-approved services, to the Committee at its next scheduled meeting. The Committee will identify any member to whom pre-approval authority is delegated in writing. The member will retain such authority for a period of 12 months from the date of pre-approval unless the Committee determines that a different period is appropriate. The period of delegated authority may be terminated by the Committee or at the option of the member.

IX. Additional Requirements

The Committee will take any measures the Committee deems necessary or appropriate to oversee the work of the independent auditors and to assure the auditors’ independence from the Funds. This may include reviewing a formal written statement from the independent auditors delineating all relationships between the auditors and the Funds, consistent with Independence Standards Board No. 1, and discussing with the auditors their methods and procedures for ensuring independence.

Amended: February 23, 2007

Appendix A

Pre-Approved Audit Services for the Pre-Approval Period January 1, 2006 through December 31, 2007

Service
	The Fund(s)	Fee Range
Statutory audits or financial audits (including tax services associated with audit services)	✓	As presented to Audit Committee[1]

Services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., consents), and assistance in responding to SEC comment letters.	✓	Not to exceed $9,750 per filing

Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies.	✓	Not to exceed $8,000 during the Pre- Approval Period

Seed capital audit and related review and issuance of consent on the N-2 registration statement	✓	Not to exceed $12,600 per audit

[1]

For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue. Fees in the Engagement Letter will be controlling.

Appendix B

Pre-Approved Audit-Related Services for the Pre-Approval Period January 1, 2007 through December 31, 2007

Service
	The Fund(s)	Fund Affiliates	Fee Range
Services related to Fund mergers (Excludes tax services — See Appendix C for tax services associated with Fund mergers)	✓	✓	Not to exceed $10,000 per merger

Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies. [Note: Under SEC rules some consultations may be “audit” services and others may be “audit-related” services.]	✓		Not to exceed $5,000 per occurrence during the Pre-Approval Period

Review of the Funds’ semi-annual financial statements	✓		Not to exceed $2,200 per set of financial statements per fund

Reports to regulatory or government agencies related to the annual engagement	✓		Up to $5,000 per occurrence during the Pre-Approval Period

Regulatory compliance assistance	✓	✓	Not to exceed $5,000 per quarter

Training courses		✓	Not to exceed $2,000 per course

For Prime Rate Trust, agreed upon procedures for quarterly reports to rating agencies	✓		Not to exceed $9,450 per quarter

For Prime Rate Trust and Senior Income Fund, agreed upon procedures for the Revolving Credit and Security Agreement with Citigroup	✓		Not to exceed $21,000 per fund per year

Appendix C

Pre-Approved Tax Services for the Pre-Approval Period January 1, 2007 through December 31, 2007

Service
	The Fund(s)	Fund Affiliates	Fee Range
Preparation of federal and state income tax returns and federal excise tax returns for the Funds including assistance and review with excise tax distributions	✓		As presented to Audit Committee[2]

Review of IRC Sections 851(b) and 817(h) diversification testing on a real-time basis	✓		As presented to Audit Committee[2]

Assistance and advice regarding year-end reporting for 1099’s	✓		As presented to Audit Committee[2]

Tax assistance and advice regarding statutory, regulatory or administrative developments	✓	✓	Not to exceed $5,000 for the Funds or for the Funds’ investment adviser during the Pre-Approval Period

Tax training courses		✓	Not to exceed $2,000 per course during the Pre-Approval Period

Tax services associated with Fund mergers	✓	✓	Not to exceed $4,000 per fund per merger during the Pre-Approval Period

Other tax-related assistance and consultation, including, without limitation, assistance in evaluating derivative financial instruments and international tax issues, qualification and distribution issues, and similar routine tax consultations.	✓		Not to exceed $120,000 during the Pre-Approval Period

[2]

For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue. Fees in the Engagement Letter will be controlling.

Appendix D

Pre-Approved Other Services for the Pre-Approval Period January 1, 2007 through December 31, 2007

Service
	The Fund(s)	Fund Affiliates	Fee Range

Agreed-upon procedures for Class B share 12b-1 programs		✓	Not to exceed $50,000 during the Pre- Approval Period

Security counts performed pursuant to Rule 17f-2 of the 1940 Act (i.e., counts for Funds holding securities with affiliated sub-custodians)

Cost to be borne 50% by the Funds and 50% by ING Investments, LLC.

	✓	✓	Not to exceed $5,000 per Fund during the Pre- Approval Period

Agreed upon procedures for 15 (c) FACT Books	✓		Not to exceed $35,000 during the Pre- Approval Period

Appendix E

Prohibited Non-Audit Services

Dated:             January 1, 2007

•	Bookkeeping or other services related to the accounting records or financial statements of the Funds

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions

•	Human resources

•	Broker-dealer, investment adviser, or investment banking services

•	Legal services

•	Expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

EXHIBIT A

ING EQUITY TRUST

ING FUNDS TRUST

ING ASIA PACIFIC HIGH DIVIDEND EQUITY INCOME FUND

ING GLOBAL ADVANTAGE AND PREMIUM OPPORTUNITY FUND

ING GLOBAL EQUITY DIVIDEND AND PREMIUM OPPORTUNITY FUND

ING RISK MANAGED NATURAL RESOURCES FUND

ING INVESTMENT FUNDS, INC.

ING INVESTORS TRUST

ING MAYFLOWER TRUST

ING MUTUAL FUNDS

ING PARTNERS, INC.

ING PRIME RATE TRUST

ING SENIOR INCOME FUND

ING VARIABLE INSURANCE TRUST

ING VARIABLE PRODUCTS TRUST

ING VP NATURAL RESOURCES TRUST

(e)(2)	Percentage of services referred to in (4)(b)-(4)(d) that were approved by the audit committee

100% of the services were approved by the audit committee.

(f)	Percentage of hours expended attributable to work performed by other than full time employees of KPMG if greater than 50%

Not applicable

(g)	Non-Audit Fees: The non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were $963,560 for year ended March 31, 2007 and $359,654 for fiscal year ended March 31, 2006.

(h)	Principal Accountants Independence: the Registrant’s Audit committee has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2.01(c)(7)(ii) of Regulation S-X is compatible with maintaining KPMG’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments

Schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment companies.

Not applicable.

Item 8. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 9. Submission of Matters to a Vote of Security Holders.

Nominating Committee. The Nominating Committee operates pursuant to a Charter approved by the Board. The primary purpose of the Nominating Committee is to consider, evaluate and make recommendations to the Board with respect to the nomination and selection of Independent Trustees. In evaluating candidates, the Nominating Committee may consider a variety of factors, but specific qualifications of candidates for Board membership will be based on the needs of the Board at the time of nomination.

The Nominating Committee is willing to consider nominations received from shareholders and shall assess shareholder nominees in the same manner as it reviews nominees it identifies. A shareholder nominee for director should be submitted in writing to the Fund’s Secretary. Any such shareholder nomination should include sufficient background information concerning the candidate and should be received in a timely manner. At a minimum, the following information as to each individual proposed for nomination as director should be included: the individual’s written consent to be named in the proxy statement as a nominee (if nominated) and to serve as a director (if elected), and all information relating to such individual that is required to be disclosed in a solicitation of proxies for election of directors, or is otherwise required, in each case under applicable federal securities laws, rules and regulations.

The Secretary shall submit all nominations received in a timely manner to the Nominating Committee. To be timely, any such submission must be delivered to the Fund’s Secretary not earlier than the 90th day prior to such meeting and not later than the close of business on the later of the 60th day prior to such meeting or the 10th day following the day on which public announcement of the date of the meeting is first made, by either disclosure in a press release or in a document publicly filed by the Fund with the SEC.

In evaluating a candidate for the position of Independent Trustee, including any candidate recommended by shareholders of the Fund, the Nominating Committee shall consider the following: (i) the candidate’s knowledge in matters relating to the mutual fund industry; (ii) any experience possessed by the candidate as a director or senior officer of other public companies; (iii) the candidate’s educational background, reputation for high ethical standards and professional integrity; (iv) any specific financial, technical or other expertise possessed by the candidate, and the extent to which such expertise would complement the Board’s existing mix of skills, core competencies and qualifications; (v) the candidate’s perceived ability to contribute to the ongoing functions of the Board, including the candidate’s ability and commitment to attend meetings regularly and work collaboratively with other members of the Board; (vi) the candidate’s ability to qualify as an Independent Trustee for purposes of the 1940 Act; and (vii) such other factors as the Committee determines to be relevant in light of the existing composition of the Board and any anticipated vacancies. Prior to making a final recommendation to the Board, the Committee shall conduct personal interviews with those candidates it concludes are the most qualified candidates.

Item 10. Controls and Procedures.

(a)	Based on our evaluation conducted within 90 days of the filing date, hereof, the design and operation of the registrant’s disclosure controls and procedures are effective to ensure that material information relating to the registrant is made known to the certifying officers by others within the appropriate entities, particularly during the period in which Forms N-CSR are being prepared, and the registrant’s disclosure controls and procedures allow timely preparation and review of the information for the registrant’s Form N-CSR and the officer certifications of such Form N-CSR.

(b)	There were no significant changes in the registrant’s internal controls that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 11. Exhibits.

(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached hereto as EX-99.CERT.

(b)	The officer certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT

(3)	Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): ING Funds Trust

By	/s/ Shaun P. Mathews
Shaun P. Mathews
President and Chief Executive Officer

Date: June 8, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Shaun P. Mathews
Shaun P. Mathews
President and Chief Executive Officer

Date: June 8, 2007

By	/s/ Todd Modic
Todd Modic
Senior Vice President and Chief Financial Officer

Date: June 8, 2007